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As filed with the Securities and Exchange Commission on April 20, 2000

File No. 33-70984
File No. 811-8108

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /
Pre-Effective Amendment No. / /
Post-Effective Amendment No. 9 /x/
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /
Amendment No. 18 /x/

Protective Variable Annuity
Separate Account
(Exact Name of Registrant)

Protective Life Insurance Company
(Name of Depositor)

2801 Highway 280 South
Birmingham, Alabama 35223
(Address of Depositor's Principal Executive Offices)

(205) 879-9230
(Depositor's Telephone Number, including Area Code)

STEVE M. CALLAWAY, Esquire
Protective Life Insurance Company
2801 Highway 280 South
Birmingham, Alabama, 35223
(Name and Address of Agent for Services)

Copy to:
STEPHEN E. ROTH, Esquire
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004
(202) 383-0158

    It is proposed that this filing become effective (check appropriate box):

/ / immediately upon filing pursuant to paragraph (b) of Rule 485;

/x/ on May 1, 2000 pursuant to paragraph (b) of Rule 485;

/ / 60 days after filing pursuant to paragraph (a) of Rule 485;

/ / on May 1, 2000 pursuant to paragraph (a) of Rule 485.

Title of Securities Being Registered: Interests in a separate account issued through variable annuity contracts.

PART A
INFORMATION REQUIRED TO BE IN THE PROSPECTUS

[LOGO]	Protective Life Insurance Company Protective Variable Annuity Separate Account P.O. Box 10648 Birmingham, Alabama 35202-0648 Telephone: 1-800-456-6330

    This Prospectus describes the Protective Variable Annuity Contract, an individual flexible premium deferred variable and fixed annuity contract offered by Protective Life Insurance Company. The Contract is designed for investors who desire to accumulate capital on a tax deferred basis for retirement or other long term investment purpose. It may be purchased on a non-qualified basis or for use with certain qualified retirement plans.

    You may allocate your Purchase Payments to one or more of the Sub-Accounts of the Protective Variable Annuity Separate Account, the Guaranteed Account, or both. The assets of each Sub-Account will be invested solely in a corresponding Fund of Protective Investment Company, Van Kampen Life Investment Trust, Oppenheimer Variable Account Funds, MFS® Variable Insurance Trust, Calvert Variable Series, Inc., and Van Eck Worldwide Insurance Trust. The Funds are:

Protective Investment Company International Equity Fund Small Cap Value Fund Capital Growth Fund CORESM U.S. Equity Fund Growth and Income Fund Global Income Fund	MFS® Variable Insurance Trust New Discovery Series Emerging Growth Series Research Series Growth Series Growth With Income Series Utilities Series Total Return Series	Oppenheimer Variable Account Funds
Aggressive Growth Fund/VA
Global Securities Fund/VA
Capital Appreciation Fund/VA
Main Street Growth &
  Income Fund/VA
High Income Fund/VA
Money Fund/VA
Strategic Bond Fund/VA
Van Kampen Life Investment Trust Emerging Growth Portfolio Enterprise Portfolio Comstock Portfolio Growth and Income Portfolio Strategic Stock Portfolio Asset Allocation Portfolio	Calvert Variable Series, Inc. Social Small Cap Growth Portfolio Social Balanced Portfolio Van Eck Worldwide Insurance Trust Worldwide Hard Assets Fund Worldwide Real Estate Fund

    The value of your Contract, except amounts you allocate to the Guaranteed Account, will vary according to the investment performance of the Funds in which the selected Sub-Accounts are invested. You bear the investment risk on amounts you allocate to the Sub-Accounts.

    This Prospectus sets forth basic information about the Contract and the Variable Account that a prospective investor should know before investing. The Statement of Additional Information, which has been filed with the Securities and Exchange Commission, contains additional information about the Contract and the Variable Account. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on the last page of this Prospectus. You may obtain a copy of the Statement of Additional Information free of charge by writing or calling Protective Life at the address or telephone number shown above. You may also obtain an electronic copy of the Statement of Additional Information, as well as other material that we file electronically and certain material incorporated by reference, at the SEC web site (http://www.sec.gov).

    Please read this prospectus carefully. Investors should keep a copy for future reference. This prospectus must be accompanied by a current prospectus for each of the Funds.

    The Protective Variable Annuity Contract is not a deposit or obligation of, or guaranteed by, any bank or financial institution. It is not insured by the Federal Deposit Insurance Corporation or any other government agency, and it is subject to investment risk, including the possible loss of principal.

    The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2000

DEFINITIONS

    "We", "us", "our", "Protective Life", and "Company" refer to Protective Life Insurance Company. "You" and "your" refer to the person(s) who has been issued a Contract.

    Accumulation Unit:  A unit of measure used to calculate the value of a Sub-Account prior to the Annuity Commencement Date.

    Allocation Option:  Any account to which you may allocate Purchase Payments or transfer Contract Value under this Contract.

    Annuity Commencement Date:  The date as of which the Contract Value, less applicable premium tax, is applied to an Annuity Option.

    Annuity Option:  The payout option under which the Company makes annuity income payments.

    Annuity Unit:  A unit of measure used to calculate the amount of the variable income payments.

    Assumed Investment Return:  The assumed annual rate of return used to calculate the amount of the variable income payments.

    Contract:  The Protective Variable Annuity, a flexible premium, deferred, variable and fixed annuity contract.

    Contract Anniversary:  The same month and day as the Effective Date in each subsequent year of the Contract.

    Contract Value:  Prior to the Annuity Commencement Date, the sum of the Variable Account value and the Guaranteed Account value.

    Contract Year:  Any period of 12 months commencing with the Effective Date or any Contract Anniversary.

    DCA:  Dollar cost averaging.

    DCA Fixed Accounts:  The DCA Fixed Accounts are part of the Company's general account and are not part of or dependent upon the investment performance of the Variable Account. These accounts are available for dollar cost averaging only.

    Effective Date:  The date as of which the initial Purchase Payment is credited to the Contract and the date the Contract takes effect.

    Fixed Account:  The Fixed Account is part of the Company's general account and is not part of or dependent upon the investment performance of the Variable Account.

    Fund:  Any investment portfolio in which a corresponding Sub-Account invests.

    Guaranteed Account:  The Fixed Account, DCA Fixed Accounts, and any other Allocation Option we may offer with interest rate guarantees.

    Purchase Payment:  The amount(s) paid by the Owner and accepted by the Company as consideration for this Contract.

    Qualified Contracts:  Contracts issued in connection with retirement plans that receive favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Internal Revenue Code.

    Qualified Plans:  Retirement plans that receive favorable treatment under Sections 401, 403, 408, 408A or 457 of the Internal Revenue Code.

    Sub-Account:  A separate division of the Variable Account.

    Valuation Day:  Each day on which the New York Stock Exchange is open for business.

    Valuation Period:  The period which begins at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next Valuation Day.

    Variable Account:  The Protective Variable Annuity Separate Account, a separate investment account of Protective Life.

    Written Notice:  A notice or request submitted in writing in a form satisfactory to the Company that we receive at the administrative office via hand delivery, courier, mail, or facsimile transmission.

EXPENSES

    The following expense information assumes that the entire Contract Value is Variable Account Value.

OWNER TRANSACTION EXPENSES
Sales Charge Imposed on Purchase Payments	None
Maximum Surrender Charge Imposed on Amounts Surrendered (contingent deferred sales charge as a % of amount surrendered)	7%
Transfer Processing Fee	None	*
ANNUAL CONTRACT MAINTENANCE FEE	$35	**
ANNUAL VARIABLE ACCOUNT EXPENSES (as a percentage of average Variable Account value)
Mortality and Expense Risk Charge	1.25%
Administration Charge	0.15%
Total Annual Variable Account Expenses	1.40%

*
Protective Life reserves the right to charge a Transfer Fee in the future. (See "Charges and Deductions".)

**
The contract maintenance fee may not apply. (See "Charges and Deductions".)

  ANNUAL FUND EXPENSES
  (after reimbursement and as percentage of average net assets)

	Management (Advisory) Fees	Other Expenses After Reimbursement	Total Annual Fund Expenses (after reimbursements)

Protective Investment Company (PIC) (1)
International Equity Fund	1.10%	0.00%	1.10%
Small Cap Value Fund	0.80%	0.00%	0.80%
Capital Growth Fund	0.80%	0.00%	0.80%
CORESM U.S. Equity Fund	0.80%	0.00%	0.80%
Growth and Income Fund	0.80%	0.00%	0.80%
Global Income Fund	1.10%	0.00%	1.10%
Van Kampen Life Investment Trust (6)
Emerging Growth Portfolio	0.67%	0.18%	0.85%
Enterprise Portfolio	0.48%	0.12%	0.60%
Comstock Portfolio	0.00%	0.95%	0.95%
Growth and Income Portfolio	0.43%	0.32%	0.75%
Strategic Stock Portfolio	0.24%	0.41%	0.65%
Asset Allocation Portfolio	0.33%	0.27%	0.60%
MFS® Variable Insurance TrustSM (2,3)
New Discovery Series	0.90%	0.17%	1.07%
Emerging Growth Series	0.75%	0.09%	0.84%
Research Series	0.75%	0.11%	0.86%
Growth Series	0.75%	0.16%	0.91%
Growth With Income Series	0.75%	0.13%	0.88%
Utilities Series	0.75%	0.16%	0.91%
Total Return Series	0.75%	0.15%	0.90%
Oppenheimer Variable Account Funds
Aggressive Growth Fund/VA	0.66%	0.01%	0.67%
Global Securities Fund/VA	0.67%	0.02%	0.69%
Capital Appreciation Fund/VA	0.68%	0.02%	0.70%
Main Street Growth & Income Fund/VA	0.73%	0.05%	0.78%
High Income Fund/VA	0.74%	0.01%	0.75%
Strategic Bond Fund/VA	0.74%	0.04%	0.78%
Money Fund/VA	0.45%	0.03%	0.48%
Calvert Variable Series, Inc. (4)
Social Small Cap Growth Portfolio	1.00%	0.58%	1.58%
Social Balanced Portfolio	0.70%	0.19%	0.89%
Van Eck Worldwide Insurance Trust
Worldwide Hard Assets Fund	1.00%	0.26%	1.26%
Worldwide Real Estate Fund (5)	1.00%	2.23%	3.23%

(1)
The annual expenses listed for all of the PIC funds are net of certain reimbursements by PIC's investment manager. (See "The Funds".) Absent the reimbursements, total expenses for the period ended December 31, 1999 were: CORESM U.S. Equity Fund 0.85%, Small Cap Value Fund 0.90%, International Equity Fund 1.33%, Growth and Income Fund 0.86%, Capital Growth Fund 0.85%, and Global Income Fund 1.29%. PIC's investment manager has voluntarily agreed to reimburse certain of each Fund's expenses in excess of its management fees. Although this reimbursement may be ended on 120 days' notice to PIC, the investment manager has no present intention of doing so.

(2)
MFS has agreed to bear expenses for these series, subject to reimbursement by these series, such that each series' "Other Expenses" shall not exceed 0.15% of the average daily net assets of these series during the current fiscal year. This waiver and reimbursement was in effect for the period ending December 31, 1999. The payments made by MFS on behalf of each series under this arrangement are subject to reimbursement by the series to MFS, which will be accomplished by the payment of an expense reimbursement fee by the series to MFS computed and paid monthly at a percentage of the series' average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the series' "Other Expenses" will not exceed the percentage set forth above for that series. The obligation of MFS to bear a series' "Other Expenses" pursuant to this arrangement, and the series' obligation to pay the reimbursement fee to MFS, terminates on the earlier of the date on which payments made by the series equal the prior payment of such reimbursable expenses by MFS, or December 31, 2004 (May 1, 2001 in the case of the New Discovery Series). MFS may, in its discretion, terminate this arrangement at an earlier date, provided that the arrangement will continue for each series until at least May 1, 2001, unless terminated with the consent of the board of trustees which oversees the series. Absent the reimbursements, total expenses for the New Discovery Series for the period ended December 31, 1999 were 2.49% reflecting "Other Expenses" of 1.59% and total expenses for the Growth Series were 1.46% reflecting "Other Expenses" of 0.71%.

(3)
Each Series has an expense offset arrangement which reduces the Series' custodian based fee based on the amount of cash maintained by the Series with its custodian and dividend disbursing agent. Each Series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the Series' expenses. Expenses do not take into account these expense reductions and are therefore higher than the actual expenses of the Series. Had this offset been incorporated into the reported expenses, "Other Expenses" for the New Discovery Series would appear on the Expense Table as 0.15% and in footnote (2) as 2.47%; the "Other Expenses" for the Emerging Growth Series would appear on the Expense Table as 0.08%; the "Other Expenses" for the Research Series would appear on the Expense Table as 0.10%; the "Other Expenses" for the Growth Series would appear on the Expense Table as 0.15% and in footnote (2) as 0.70%; the "Other Expenses" for the Growth with Income Series would appear on the Expense Table as 0.12%; the "Other Expenses" for the Utilities Series would appear on the Expense Table as 0.15%; and the "Other Expenses" for the Total Return Series would appear on the Expense Table as 0.14%.

(4)
The figures have been restated to reflect expenses expected to be incurred in 2000. "Other Expenses" reflect an indirect fee. Net fund operating expenses after reductions for fees paid indirectly would be 0.86% for Social Balanced, and 1.15% for Social Small Cap Growth.

(5)
Van Eck Associates Corporation (the "Adviser") earned fees for investment management and advisory services provided to the fund. The fee is based on an annual rate of 1% of the average daily net assets. The Adviser agreed to assume expenses exceeding 1% of average daily net assets except interest, taxes, brokerage commissions and extraordinary expenses for the period January 1, 1999 to February 28, 1999.

  Beginning March 1, 1999 through February 29, 2000, the Adviser agreed to assume expenses exceeding 1.5% of average daily net assets except interest, taxes, brokerage commissions and extraordinary expenses. For the year ended December 31, 1999 the Adviser assumed expenses in the amount of $40,036. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation. As of December 31, 1999, the Adviser owned 18.6% of the outstanding shares of beneficial interest of the Fund.

(6)
The Advisor has voluntarily agreed to reimburse the Portfolios for all advisory fees in excess of certain thresholds. This agreement was in effect for the period of January 1, 1999 to December 31, 1999 and will continue through the period of January 1, 2000 to December 31, 2000. There is no guarantee that the Advisor will continue the reimbursement beyond December 31, 2000. Absent these reimbursements, the advisory fees would have been 0.70% for the Emerging Growth Portfolio, 0.50% for the Enterprise Portfolio, 0.60% for the Comstock Portfolio, 0.60% for the Growth and Income Portfolio, 0.50% for the Strategic Stock Portfolio and 0.50% for the Asset Allocation Portfolio; and the "Other Expenses" would have been 0.18% for the Emerging Growth Portfolio, 0.12% for the Enterprise Portfolio, 9.76% for the Comstock Portfolio, 0.32% for the Growth and Income Portfolio, 0.41% for the Strategic Stock Portfolio and 0.27% for the Asset Allocation Portfolio.

EXAMPLES

    At the end of the applicable time period; you would have paid the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

  1. If the Contract is surrendered at the end of the applicable time period:

Sub-Account	1 Year	3 Years	5 Years	10 Years
PIC International Equity	$87	$125	$165	$290
PIC Small Cap Value	84	117	150	260
PIC Capital Growth	84	117	150	260
PIC CORESM U.S. Equity	84	117	160	260
PIC Growth and Income	84	117	150	260
PIC Global Income	87	125	165	290
Van Kampen Emerging Growth	85	118	153	265
Van Kampen Enterprise	82	111	140	239
Van Kampen Comstock	85	121	158	275
Van Kampen Growth and Income	84	115	148	254
Van Kampen Strategic Stock	83	112	143	244
Van Kampen Asset Allocation	82	111	140	239
MFS New Discovery	87	124	163	287
MFS Emerging Growth	84	118	152	264
MFS Research	85	118	153	266
MFS Growth	85	120	156	271
MFS Growth With Income	85	120	156	271
MFS Utilities	85	120	155	270
MFS Total Return	85	120	155	270
Oppenheimer Aggressive Growth	83	113	144	246
Oppenheimer Global Securities	83	114	145	248
Oppenheimer Capital Appreciation	83	114	145	249
Oppenheimer Main Street Growth & Income	84	116	149	257
Oppenheimer High Income	84	115	148	254
Oppenheimer Strategic Bond	84	116	149	257
Oppenheimer Money Fund	81	107	134	226
Calvert Social Small Cap Growth	87	127	167	294
Calvert Social Balanced	85	118	153	266
Van Eck Worldwide Hard Assets	88	130	173	305
Van Eck Worldwide Real Estate	90	135	181	322

  2. If the Contract is not surrendered or is annuitized at the end of the applicable time period:

Sub-Account	1 Year	3 Years	5 Years	10 Years
PIC International Equity	26	80	136	290
PIC Small Cap Value	23	71	121	260
PIC Capital Growth	23	71	121	260
PIC CORESM U.S. Equity	23	71	121	260
PIC Growth and Income	23	71	121	260
PIC Global Income	26	80	136	290
Van Kampen Emerging Growth	23	72	124	265
Van Kampen Enterprise	21	65	111	239
Van Kampen Comstock	24	75	129	275
Van Kampen Growth and Income	22	69	118	254
Van Kampen Strategic Stock	21	66	113	244
Van Kampen Asset Allocation	21	65	111	239
MFS New Discovery	26	79	135	287
MFS Emerging Growth	23	72	123	264
MFS Research	24	72	124	266
MFS Growth	24	74	127	271
MFS Growth With Income	24	74	127	271
MFS Utilities	24	74	126	270
MFS Total Return	24	74	126	270
Oppenheimer Aggressive Growth	22	67	114	246
Oppenheimer Global Securities	22	67	115	248
Oppenheimer Capital Appreciation	22	68	116	249
Oppenheimer Main Street Growth & Income	23	70	120	257
Oppenheimer High Income	22	69	118	254
Oppenheimer Strategic Bond	23	70	120	257
Oppenheimer Money Fund	20	61	105	226
Calvert Social Small Cap Growth	26	81	139	294
Calvert Social Balanced	24	72	124	266
Van Eck Worldwide Hard Assets	28	84	144	305
Van Eck Worldwide Real Estate	29	90	153	322

    The preceding Expenses and Examples are intended to assist the Owner in understanding the costs and expenses that he or she will bear directly or indirectly. They reflect the expenses for the Variable Account and each Fund for the period January 1, 1999 to December 31, 1999. For a more complete description of the various costs and expenses associated with the Contract, see "Charges and Deductions" in this prospectus. For a more complete description of the management fees associated with the Funds, see the prospectuses for each of the Funds, which accompany this prospectus. In addition to the expenses listed above, premium taxes currently varying from 0 to 3.5% may be applicable in certain states.

    The Examples assume that no transfer fees or premium taxes have been assessed and that the contract maintenance fee is $35. At the anticipated average Contract value of $59,563.39, the contract maintenance fee is equivalent to 0.06%.

    The Examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than these shown. The 5% annual return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than the assumed amount.

SUMMARY

The Contract

What is the Protective Variable Annuity Contract?	The Protective Variable Annuity Contract is an individual flexible premium deferred variable and fixed annuity contract issued by Protective Life. (See "The Contract".)
How is a Contract Issued?	Protective Life will issue the Contract when it receives and accepts your complete application information and an initial Purchase Payment. (See "Issuance of a Contract".)
What are the Purchase Payments?
The minimum amount which Protective Life will accept as an initial Purchase Payment is $2,000. Subsequent Purchase Payments may be made at any time except for certain contracts issued in the State of Oregon. The minimum subsequent Purchase Payment we will accept is (1) $100 for Non-Qualified Contracts, (2) $50 for Qualified Contracts and (3) $50 for Non-Qualified Contracts if the payment is made under our current automatic purchase payment plan. The maximum aggregate Purchase Payment(s) we will accept without prior administrative office approval is $1,000,000. We reserve the right not to accept any Purchase Payment. (See "Purchase Payments".)
Can I Cancel the Contract?
You have the right to return the Contract within a certain number of days (which varies by state and is never less than ten days) after you receive it. The returned Contract will be treated as if it were never issued. Protective Life will refund the Contract Value in states where permitted. This amount may be more or less than the Purchase Payments. Where required, we will refund Purchase Payments. (See "Right to Cancel".)
Can I Transfer Amounts in the Contract?
Prior to the Annuity Commencement Date, you may request transfers from one Allocation Option to another. No transfers may be made into a DCA Fixed Account. At least $100 must be transferred. Protective Life reserves the right to limit the maximum amount that may be transferred from the Fixed Account to the greater of (a) $2,500; or (b) 25% of the value of the Fixed Account per Contract Year. The Company reserves the right to charge a transfer fee of $25 for each transfer after the 12th transfer during such Contract Year. (See "Transfers".)
Can I Surrender the Contract?
Upon Written Notice before the Annuity Commencement Date, you may surrender the Contract and receive its Surrender Value. (See "Surrenders and Partial Surrenders".) Surrenders may have federal and state income tax consequences. In addition, surrenders from Contracts issued pursuant to Section 403(b) of the Internal Revenue Code may not be allowed in certain circumstances. (See "Federal Tax Matters.")

Is there a Death Benefit?
If any Owner dies prior to the Annuity Commencement Date and while this Contract is in force, a death benefit, less any applicable premium tax, will be payable to the Beneficiary. The death benefit is determined as of the end of the Valuation Period during which we receive due proof of the Owner's death. The death benefit will depend on the age of the Owner on the date of death.

In general for Contracts issued after April 1996, if an Owner dies on or before his or her 90th birthday, the death benefit is the greater of: (1) the Contract Value; or (2) aggregate Purchase Payments less aggregate amounts surrendered and any associated surrender charges; or (3) the maximum Anniversary Value.
For Contracts issued before May 1, 1996, refer to Appendix B.
If the Owner dies after his or her 90th birthday, the death benefit is the Contract Value.
Only one death benefit is payable under this Contract, even though the Contract may, in some circumstances, continue beyond the time of an Owner's death. (See "Death Benefit".)
Are there Charges and Deductions from my Contract?	The following charges and deductions are made in connection with the Contract:
Surrender Charges.
Full or partial surrenders are subject to a surrender charge. The surrender charge is equal to a specified percentage (maximum 7%) of each Purchase Payment surrendered. No surrender charge applies to Contract Value in excess of the total of the Purchase Payments (less prior partial surrenders of Purchase Payments). (See "Surrender Charge.")
Mortality and Expense Risk Charge.
We will deduct a mortality and expense risk charge to compensate us for assuming certain mortality and expense risks. The charge equals, on an annual basis, 1.25% of the average daily net assets of the Variable Account value attributable to the Contracts. (See "Mortality and Expense Risk Charge".)
Administration Charge.	We will deduct an administration charge equal, on an annual basis, to 0.15% of the average daily net assets of the Variable Account value supporting the Contracts. (See "Administration Charge".)
Contract Maintenance Fee.
Prior to the Annuity Commencement Date we will deduct a contract maintenance fee of $35 from the Variable Account value on each Contract Anniversary, and on any day that the Contract is surrendered if the surrender occurs on any day other than the Contract Anniversary. Under certain circumstances, we may waive this fee. (See "Contract Maintenance Fee".)

Taxes.
Some states impose premium taxes at rates currently ranging up to 3.5%. If premium taxes apply to your Contract, we will deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a full or partial surrender, death or annuitization. The Company reserves the right to impose a charge for other taxes attributable to the Variable Account. (See "Charges and Deductions".)
Investment Management Fees and Other Expenses of the Funds.
The net assets of each Sub-Account of the Variable Account will reflect the investment management fee the corresponding Fund incurs as well as the other operating expenses of that Fund. For each Fund, the investment manager receives a daily fee for its investment management services. The management fees are based on the average daily net assets of the Fund. (See "Fund Expenses" and the Funds' prospectuses.)
What Annuity Options are Available?
Currently, we apply the Contract Value, less any applicable premium tax and surrender charge, to an Annuity Option on the Annuity Commencement Date, unless you choose to receive the surrender value in a lump sum. Annuity Options include: payments for a fixed period, and life income with payments for a guaranteed period. Some Annuity Options are available on either a fixed or variable payment basis. (See "Annuitization".)
Is the Contract Available for Qualified Retirement Plans?
We may issue the Contract for use with retirement plans that receive special federal income tax treatment under the Internal Revenue Code such as pension and profit sharing plans (including H.R. 10 plans), tax sheltered annuities, individual retirement accounts, and individual retirement annuities. (See "Federal Tax Matters".) Contracts issued for these qualified retirement plans are referred to as Qualified Contracts, and these types of plans are referred to as Qualified Plans.
Other Contracts.
We offer other types of annuity contracts and insurance policies which also invest in the same Funds in which your Contract invests. These other types of contracts and policies may have different charges that could affect the value of Sub-Accounts and may offer different benefits from your Contract. To obtain more information about these contracts and policies, you may contact our administrative office in writing or by telephone.

Federal Tax Status

    Generally all earnings on investments underlying the Contract are tax-deferred until withdrawn or until annuity income payments begin. A distribution from the Contract, which includes a full or partial surrender or payment of a death benefit, will generally result in taxable income if there has been an increase in the Contract Value. In certain circumstances, a 10% penalty tax may also apply. (See "Federal Tax Matters".)

CONDENSED FINANCIAL INFORMATION

Sub-Accounts

    The date of inception of each of the Sub-Accounts is as follows:

March 14, 1994 —	PIC International Equity
PIC Small Cap Value
PIC CORESM U.S. Equity
PIC Growth and Income
PIC Global Income
Oppenheimer Money Fund (formerly PIC Money Market)
June 13, 1995 —	PIC Capital Growth
July 1, 1997 —	MFS Emerging Growth
MFS Research
MFS Growth With Income
MFS Total Return
Oppenheimer Aggressive Growth
Oppenheimer Capital Appreciation (formerly Oppenheimer Growth Fund)
Oppenheimer Main Street Growth & Income (formerly Oppenheimer Growth & Income Fund)
Oppenheimer Strategic Bond
Calvert Social Small Cap Growth
Calvert Social Balanced
November 5, 1998 —	MFS New Discovery
MFS Utilities
Oppenheimer Global Securities
Oppenheimer High Income
Van Eck Worldwide Hard Assets
Van Eck Worldwide Real Estate
May 1, 2000 —	MFS Growth
Van Kampen Emerging Growth
Van Kampen Enterprise
Van Kampen Comstock
Van Kampen Growth and Income
Van Kampen Strategic Stock
Van Kampen Asset Allocation

Accumulation Unit Values*

    The following tables show, for each Sub-Account, Accumulation Unit values and outstanding Accumulation Units for the class of Accumulation Units offered in the Protective Variable Annuity Contract. We offer other variable annuity contracts with classes of Accumulation Units in each Sub-Account that have different mortality and expense risk charges and administrative charges than the class of Accumulation Units offered in the Protective Variable Annuity Contract. Only the class of Accumulation Units available in the Protective Variable Annuity Contract are shown in the following tables.

    The Accumulation Unit values and the number of Accumulation Units outstanding are shown as of December 31 of each year listed. You should read this information in conjunction with the Variable Account's financial statements and the related notes in the Statement of Additional Information.

Sub-Account	1994	1995	1996	1997	1998	1999
PIC
International Equity	9.48	11.18	13.12	13.51	16.07	21.09
Small Cap Value	8.91	9.35	11.09	14.46	12.07	11.93
Capital Growth	—	10.36	12.48	16.56	22.00	27.72
CORESM U.S. Equity	9.94	13.40	16.12	20.81	25.10	30.45
Growth and Income	9.71	12.66	15.83	20.27	19.40	20.28
Global Income Sub-Account	9.82	11.32	12.22	13.25	14.42	14.05
Van Kampen
Emerging Growth	—	—	—	—	—	—
Enterprise	—	—	—	—	—	—
Comstock	—	—	—	—	—	—
Growth and Income	—	—	—	—	—	—
Strategic Stock	—	—	—	—	—	—
Asset Allocation	—	—	—	—	—	—
MFS
New Discovery	—	—	—	—	11.97	20.46
Emerging Growth	—	—	—	11.36	15.02	26.19
Research	—	—	—	10.89	13.24	16.21
Growth	—	—	—	—	—	—
Growth With Income	—	—	—	11.40	13.75	14.47
Utilities	—	—	—	—	10.65	13.74
Total Return	—	—	—	11.10	12.29	12.50
Oppenheimer
Aggressive Growth	—	—	—	10.97	12.16	22.01
Global Securities	—	—	—	—	11.26	17.60
Capital Appreciation	—	—	—	11.22	13.72	19.16
Main Street Growth & Income	—	—	—	11.83	12.21	14.66
High Income	—	—	—	—	10.51	10.81
Strategic Bond	—	—	—	10.33	10.47	10.63
Money Fund	1.02	1.05	1.09	1.13	1.17	1.21
Calvert
Social Small Cap Growth	—	—	—	11.04	10.22	12.03
Social Balanced	—	—	—	11.14	12.77	14.13
Van Eck
Worldwide Hard Assets	—	—	—	—	9.50	11.34
Worldwide Real Estate	—	—	—	—	10.39	10.04

*
Accumulation Unit values are rounded to the nearest whole cent.

  Accumulation Units Outstanding**

Sub-Account	1994	1995	1996	1997	1998	1999
PIC
International Equity	2,588,605	4,954,564	7,363,767	9,722,696	10,798,391	10,449,270
Small Cap Value	2,347,968	4,579,808	5,797,119	7,429,530	8,201,197	6,671,154
Capital Growth	—	930,249	2,419,601	4,493,710	6,926,984	9,304,240
CORESM U.S. Equity	1,682,927	4,128,798	6,300,382	8,495,067	10,415,387	11,889,192
Growth and Income	4,260,743	10,012,351	13,291,398	17,539,696	19,909,590	16,852,150
Global Income	1,457,712	2,438,238	3,081,317	3,677,919	4,330,727	4,417,091
Van Kampen
Emerging Growth	—	—	—	—	—	—
Enterprise	—	—	—	—	—	—
Comstock	—	—	—	—	—	—
Growth and Income	—	—	—	—	—	—
Strategic Stock	—	—	—	—	—	—
Asset Allocation	—	—	—	—	—	—
MFS
New Discovery	—	—	—	—	—	119,735
Emerging Growth	—	—	—	292,318	1,102,153	2,417,374
Research	—	—	—	577,212	1,987,679	3,724,827
Growth	—	—	—	—	—	—
Growth With Income	—	—	—	234,240	1,409,735	4,336,388
Utilities	—	—	—	—	—	142,311
Total Return	—	—	—	157,430	1,060,293	2,530,284
Oppenheimer
Aggressive Growth	—	—	—	238,172	931,933	1,430,515
Global Securities	—	—	—	—	—	255,811
Capital Appreciation	—	—	—	321,669	1,167,782	2,744,570
Main Street Growth & Income	—	—	—	247,774	1,644,982	3,650,951
High Income	—	—	—	—	—	74,135
Strategic Bond	—	—	—	284,169	1,524,677	2,478,990
Money Fund	3,034,056	4,273,270	5,577,080	3,151,349	4,526,291	10,833,442
Calvert
Social Small Cap Growth	—	—	—	12,376	53,800	83,449
Social Balanced	—	—	—	94,365	481,687	908,525
Van Eck
Worldwide Hard Assets	—	—	—	—	—	3,459
Worldwide Real Estate	—	—	—	—	—	5,743

**
Accumulation Units are rounded to the nearest unit.

THE COMPANY, VARIABLE ACCOUNT AND FUNDS

Protective Life Insurance Company

    The Contracts are issued by Protective Life. A Tennessee corporation founded in 1907, Protective Life provides individual life insurance, annuities, group dental insurance, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. As of December 31, 1999, Protective Life had total assets of approximately $12.6 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose stock is traded on the New York Stock Exchange. PLC, a Delaware corporation, had total assets of approximately $13.0 billion at December 31, 1999.

Protective Variable Annuity Separate Account

    The Protective Variable Annuity Separate Account, also called the Variable Account, is a separate investment account of Protective Life. The Variable Account was established under Tennessee law by the Board of Directors of Protective Life on October 11, 1993. The Variable Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a separate account under federal securities laws. This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

    Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's general account. The portion of the assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business Protective Life conducts. Protective Life may transfer to its general account any assets which exceed the reserves and other contract liabilities of the Variable Account. Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the net assets supporting the contracts. The income, gains and losses, both realized and unrealized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of Protective Life. The obligations under the Contracts are obligations of Protective Life.

    Currently, thirty Sub-Accounts of the Variable Account are available under this Contract: PIC International Equity; PIC Small Cap Value; PIC Capital Growth; PIC CORESM U.S. Equity; PIC Growth and Income; PIC Global Income; Van Kampen Emerging Growth; Van Kampen Enterprise; Van Kampen Comstock; Van Kampen Growth and Income; Van Kampen Strategic Stock; Van Kampen Asset Allocation; MFS New Discovery; MFS Emerging Growth; MFS Research; MFS Growth; MFS Growth With Income; MFS Utilities; MFS Total Return; Oppenheimer Aggressive Growth; Oppenheimer Global Securities; Oppenheimer Capital Appreciation; Oppenheimer Main Street Growth & Income; Oppenheimer High Income; Oppenheimer Money; Oppenheimer Strategic Bond; Calvert Social Small Cap Growth; Calvert Social Balanced; Van Eck Worldwide Hard Assets; and Van Eck Worldwide Real Estate. Each Sub-Account invests in shares of a corresponding Fund. Therefore, the investment experience of your Contract depends on the experience of the Sub-Accounts that you select. Other contracts issued by Protective Life may offer some or all of the Sub-Accounts of the Variable Account.

Administration

    Protective Life Insurance Company performs the Contract administration at its administrative office at 2801 Highway 280 South, Birmingham, Alabama 35223. Contract administration includes processing applications for the Contracts and subsequent Owner requests; processing Purchase

Payments, transfers, surrenders and death benefit claims as well as performing record maintenance and disbursing annuity income payments.

The Funds

    Each Sub-Account invests in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: Protective Investment Company ("PIC") managed by Protective Investment Advisors, Inc., and subadvised by Goldman Sachs Asset Management or Goldman Sachs Asset Management International; Van Kampen Life Investment Trust managed by Van Kampen Asset Management Inc.; Oppenheimer Variable Account Funds managed by OppenheimerFunds, Inc.; MFS® Variable Insurance TrustSM managed by MFS Investment Management; Calvert Variable Series, Inc. managed by Calvert Asset Management Company, Inc.; or Van Eck Worldwide Insurance Trust managed by Van Eck Associates Corporation. Shares of these Funds are offered only to:

      (1) the Variable Account,

      (2) other separate accounts of Protective Life and its affiliates supporting variable annuity contracts or variable life insurance policies,

      (3) separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies, and

      (4) certain qualified retirement plans.

    Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

    There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information.

Protective Investment Company (PIC)

International Equity Fund.

    This Fund seeks long-term capital appreciation. This Fund will pursue its objectives by investing, under normal circumstances, substantially all, and at least 65%, of its total assets in equity securities of companies that are organized outside the United States or whose securities are principally traded outside the United States.

Small Cap Value Fund.

    This Fund seeks long-term growth of capital. This Fund will pursue its objectives by investing, under normal circumstances, at least 65% of its total assets in equity securities of companies with public stock market capitalizations of $1 billion or less at the time of investment.

Capital Growth Fund.

    This Fund seeks long-term growth of capital. The Fund will pursue its objective by investing, under normal circumstances, at least 90% of its total assets in a diversified portfolio of equity securities having long-term capital appreciation potential.

CORESM U.S. Equity Fund.

    This Fund seeks long-term growth of capital and dividend income. This Fund will pursue its objectives by investing, under normal circumstances, at least 90% of its total assets in equity securities of U.S. issuers, including foreign issuers that are traded in the United States. The Fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500 Index.

Growth and Income Fund.

    This Fund seeks long-term growth of capital and growth of income. This Fund will pursue its objectives by investing, under normal circumstances, at least 65% of its total assets in equity securities that the investment adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability.

Global Income Fund.

    This Fund seeks a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. This Fund will pursue its objectives by investing primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers and entering into foreign currency transactions.

Van Kampen Life Investment Trust

Emerging Growth Portfolio

    Seeks capital appreciation.

Enterprise Portfolio

    Seeks capital appreciation through investment in securities believed by the investment adviser to have above average potential for capital appreciation.

Comstock Portfolio

    Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

Growth and Income

    Seeks income and long-term growth of capital and income.

Strategic Stock Portfolio

    Seeks above average total return through a combination of potential capital appreciation and dividend income consistent with the preservation of invested capital.

Asset Allocation Portfolio

    Seeks high total investment return consistent with prudent investment risk through a fully managed investment policy utilizing equity securities as well as investment grade intermediate and long-term debt securities and money market securities. Total investment return consists of current income (including dividends, interest and discount accruals) and capital appreciation or depreciation.

MFS® Variable Insurance TrustSM

New Discovery Series.

    This Fund seeks to provide capital appreciation.

Emerging Growth Series.

    This Fund seeks to provide long-term growth of capital.

Research Series.

    This Fund seeks to provide long-term growth of capital and future income.

Growth Series

    This Fund seeks long-term growth of capital and future income rather than current income by investing primarily in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities of companies the Fund's investment advisor believes offer better than average prospects for long-term growth.

Growth With Income Series.

    This Fund seeks to provide reasonable current income and long-term growth of capital and income.

Utilities Series.

    This Fund seeks to provide capital growth and current income above that available from a portfolio invested entirely in equity securities.

Total Return Series.

    This Fund seeks primarily to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income.

Oppenheimer Variable Account Funds

Aggressive Growth Fund/VA.

    This Fund seeks capital appreciation.

Global Securities Fund/VA.

    This Fund seeks long-term capital appreciation by investing in securities of foreign issuers, "growth-type" companies and cyclical industries.

Capital Appreciation Fund/VA.

    This Fund seeks to achieve long-term capital appreciation by investing in securities of well-known established companies.

Main Street Growth & Income Fund/VA.

    This Fund seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund invests mainly in common stocks of U.S. companies.

High Income Fund/VA.

    This Fund seeks a high level of current income from investment in high yield fixed-income securities.

Money Fund/VA.

    The Fund seeks maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. An investment in the Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Strategic Bond Fund/VA.

    This Fund seeks a high level of current income by investing mainly in three market sectors: debt securities of foreign governments and companies, U.S. government securities and high yield securities of U.S. and foreign companies.

Calvert Variable Series, Inc.

Social Small Cap Growth Portfolio.

    This Fund seeks to provide long-term capital appreciation by investing in equity securities of companies that have small market capitalizations.

Social Balanced Portfolio.

    This Fund seeks to achieve a competitive total return through an actively managed, non-diversified portfolio of stocks, bonds, and money market instruments that offer income and capital growth opportunity and that satisfy the investment and social criteria.

Van Eck Worldwide Insurance Trust

Worldwide Hard Assets Fund.

    This Fund seeks long-term capital appreciation by investing, primarily in "Hard Asset Securities". Hard Asset Securities are the stocks, bonds and other securities of companies that derive at least 50% of gross revenue or profit from exploration, development, production or distribution of (together "Hard Assets"):

       (i) precious metals;

      (ii) natural resources;

      (iii) real estate; and

      (iv) commodities.

Worldwide Real Estate Fund.

    This Fund seeks a high total return by investing in equity securities of companies that own significant real estate or that principally do business in real estate.

    There is no assurance that the stated objectives and policies of any of the Funds will be achieved.More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds, which accompany this prospectus, and the current Statement of Additional Information for each of the Funds. You should read the Funds' prospectuses carefully before making any decision concerning the allocation of Purchase Payments or transfers among the Sub-Accounts.

    Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

Other Information about the Funds

    Each Fund sells its shares to the Variable Account in accordance with the terms of a participation agreement between the appropriate investment company and Protective Life. The termination provisions of these agreements vary. Should a participation agreement relating to a Fund terminate, the Variable Account may not be able to purchase additional shares of that Fund. In that event, Owners may no longer be able to allocate Variable Account value or Purchase Payments to Sub-Accounts investing in that Fund. In certain circumstances, it is also possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement relating to that Fund has not been terminated. Should a Fund decide to discontinue selling its shares to the Variable Account, Protective Life would not be able to honor requests from Owners to allocate Purchase Payments or transfer Account Value to the Sub-Account investing in shares of that Fund.

    Protective Life has entered into agreements with the investment managers or advisers of the Funds pursuant to which each such investment manager or adviser pays Protective Life a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Account (and other separate accounts of Protective Life and its affiliates) in the Funds managed by that manager or adviser. These fees are in consideration for administrative services provided to the Funds by Protective Life and its affiliates. Payments of fees under these agreements by managers or advisers do not increase the fees or expenses paid by the Funds or their shareholders.

Other Investors in the Funds

    PIC currently sells shares of its Funds only to Protective Life as the underlying investment for the Variable Account as well as for variable life insurance policies issued through Protective Life, and to Protective Life and Annuity Insurance Company (formerly American Foundation Life Insurance Company), a Protective Life affiliate, as the underlying investment for variable annuity contracts issued by Protective Life and Annuity Insurance Company. PIC may in the future sell shares of its Funds to other separate accounts of Protective Life or its life insurance company affiliates supporting other variable annuity contracts or variable life insurance policies. In addition, upon obtaining regulatory approval, PIC may sell shares to certain retirement plans qualifying under Section 401 of the Internal Revenue Code of 1986. Protective Life currently does not foresee any disadvantages to Owners that would arise from the possible sale of shares to support its variable annuity and variable life insurance policies or those of its affiliates or from the possible sale of shares to such retirement plans. However, the board of directors of PIC will monitor events in order to identify any material irreconcilable conflicts that might possibly arise if such shares were also offered to support variable annuity contracts other than the Contracts or variable life insurance policies or to retirement plans. In event of such a conflict, the board of directors would determine what action, if any, should be taken in response to the conflict. In addition, if Protective Life believes that PIC's response to any such conflicts insufficiently protects Owners, it will take appropriate action on its own, including withdrawing the Account's investment in the Fund. (See the PIC Prospectus for more detail.)

    Shares of the Van Kampen Life Investment Trust, the MFS® Variable Insurance TrustSM, Oppenheimer Variable Account Funds, Calvert Variable Series, Inc. and Van Eck Worldwide Insurance Trust are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners of Protective Life's Contracts, whose Contract Values are allocated to the Variable Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners generally or certain classes of Contract Owners, and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another fund. As is the case with PIC, the boards of directors (or trustees) of Van Kampen Life Investment Trust, the MFS® Variable Insurance TrustSM, Oppenheimer Variable Account Funds, Calvert Variable Series, Inc. and Van Eck Worldwide Insurance Trust monitor events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

Addition, Deletion or Substitution of Investments

    Protective Life reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Fund are no longer available for investment or if in Protective Life's judgment further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares, if any, of that Fund and substitute shares of another registered open-end management company or unit investment trust. Protective Life will not substitute any shares attributable to a Contract's interest in the Variable Account without notice and any necessary approval of the Securities and Exchange Commission and state insurance authorities.

    Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares corresponding to a new Fund. Subject to applicable law and any required SEC approval, Protective Life may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. We may make any new Sub-Accounts available to existing Owner(s) on a basis we determine.

    If we make any of these substitutions or changes, Protective Life may by appropriate endorsement change the Contract to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owner(s) and Annuitants, and subject to any approvals that applicable law may require, we may operate the Variable Account as a management company under the 1940 Act, we may de-register it under that Act if registration is no longer required, or we may combine it with other Protective Life separate accounts. Protective Life reserves the right to make any changes to the Variable Account that the 1940 Act or other applicable law or regulation requires.

DESCRIPTION OF THE CONTRACT

    The following sections describe the Contracts currently being offered. Contracts with an Effective Date prior to May 1, 1996 and Contracts issued in certain states after May 1, 1996 contain provisions that may differ from those described below. In particular, death benefit and certain Section 403(b) provisions may be different in Contracts with an Effective Date prior to May 1, 1996. Refer to Appendix B for these provisions. Contracts with an Effective Date prior to May 1, 1999 also differ from those described below with respect to DCA Accounts. Refer to Appendix C for these provisions.

The Contract

    The Protective Variable Annuity Contract is an individual flexible premium deferred variable and fixed annuity contract Protective Life issues upon receiving complete application information and an initial Purchase Payment. (See "Purchase Payments.")

    You may purchase the Contract on a non-qualified basis. You may also purchase it for use with certain qualified retirement plans that receive special federal income tax treatment under the Internal Revenue Code, such as pension and profit sharing plans (including H.R. 10 Plans), tax sheltered annuity plans, individual retirement accounts, and individual retirement annuities.

    You may wish to consult a qualified tax and/or financial adviser regarding the use of the Contract within a Qualified Plan or in connection with other employee benefit plans or arrangements that receive favorable tax treatment, since many such plans or arrangements provide the same type of tax deferral as provided by the Contract. The Contract provides a number of extra benefits and features not provided by employee benefit plans or arrangements alone, although there are costs and expenses under the Contract related to these benefits and features. You should carefully consider these benefits and features in relation to their costs as they apply to your particular situation.

Parties to the Contract

Owner.

    The Owner is the person or persons who own the Contract and are entitled to exercise all rights and privileges provided in the Contract. Two persons may own the Contract together; they are designated as the Owner and the Joint Owner. In the case of Joint Owners, provisions relating to action by the Owner mean both Joint Owners acting together. Individuals as well as nonnatural persons, such as corporations or trusts, may be Owners. Protective Life will only issue a Contract prior to each Owner's 85th birthday. In certain states, more restrictive age conditions may apply.

    The Owner of this Contract may be changed by Written Notice, provided each new Owner's 85th birthday is after the Effective Date.

    Naming a nonnatural person as an Owner or changing the Owner may result in a tax liability. (See "Taxation of Annuities in General.")

Beneficiary.

    The Beneficiary is the person or persons who may receive the benefits of this Contract upon the death of any Owner.

  Primary — The Primary Beneficiary is the surviving Joint Owner, if any. If there is no surviving Joint Owner, the Primary Beneficiary is the person or persons designated by the Owner and named in our records.

       Contingent — The Contingent Beneficiary is the person or persons designated by the Owner and named in our records to be Beneficiary if the Primary Beneficiary is not living at the time of the Owner's death.

    If no Beneficiary designation is in effect or if no Beneficiary is living at the time of an Owner's death, the Beneficiary will be the estate of the deceased Owner. If any Owner dies on or after the Annuity Commencement Date, the Beneficiary will become the new Owner.

    Unless designated irrevocably, the Owner may change the Beneficiary by Written Notice prior to the death of any Owner. An irrevocable Beneficiary is one whose written consent is needed before the Owner can change the Beneficiary designation or exercise certain other rights. In the case of certain

Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary.

Annuitant.

    The Annuitant is the person on whose life annuity income payments may be based. The Owner is the Annuitant unless the Owner designates another person as the Annuitant. If the Annuitant is not an Owner and dies prior to the Annuity Commencement Date, the Owner will become the new Annuitant unless the Owner designates otherwise.

    The Owner may change the Annuitant by Written Notice prior to the Annuity Commencement Date. However, if any Owner is not an individual the Annuitant may not be changed.

Payee.

    The Payee is the person or persons designated by the Owner to receive the annuity income payments under the Contract. The Annuitant is the Payee unless the Owner designates another party as the Payee. The Owner may change the Payee at any time.

Issuance of a Contract

    To purchase a Contract, you must submit certain application information and an initial Purchase Payment to Protective Life through a licensed representative of Protective Life, who is also a registered representative of a broker-dealer having a distribution agreement with Investment Distributors, Inc. The minimum initial Purchase Payment is $2,000. Protective Life reserves the right to accept or decline a request to issue a Contract. Contracts may be sold to or in connection with retirement plans which do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Internal Revenue Code.

    If the necessary application information for a Contract accompanies the initial Purchase Payment, we will allocate the initial Purchase Payment (less any applicable premium tax) to the Allocation Options you direct on the appropriate form within two business days of receiving such Purchase Payment at the administrative office. If we do not receive the necessary application information, Protective Life will retain the Purchase Payment for up to five business days while it attempts to complete the information. If the necessary application information is not complete after five days, Protective Life will inform the applicant of the reason for the delay and return the initial Purchase Payment unless the applicant specifically consents to Protective Life retaining it until the information is complete. Once the information is complete, we will allocate the initial Purchase Payment to the appropriate Allocation Options within two business days.

    Information necessary to complete an application may be transmitted to the Company by telephone, facsimile, or electronic media.

Purchase Payments

    We will only accept initial Purchase Payments prior to the earlier of the oldest Owner's 85th birthday, or the Annuitant's 85th birthday. Protective Life may accept subsequent Purchase Payments after that time. The minimum subsequent Purchase Payment we will accept is $100 for Non-Qualified Contracts and $50 for Qualified Contracts. We reserve the right not to accept any Purchase Payment.

    Purchase Payments are payable at our administrative office. You may make them by check payable to Protective Life Insurance Company or by any other method we deem acceptable. Protective Life retains the right to limit the maximum aggregate Purchase Payment that can be made without prior administrative office approval. This amount is currently $1,000,000.

    Under the current automatic purchase payment plan, you may select a monthly or quarterly payment schedule pursuant to which Purchase Payments will be automatically deducted from a bank account. We currently accept automatic Purchase Payments on the 1st through the 28th day of each month. Each automatic Purchase Payment must be at least $50. You may not allocate payments made through the Automatic Purchase Payment plan to any DCA Fixed Account. You may not elect the automatic purchase payment plan and the systematic withdrawal plan simultaneously. (See "Surrenders and Partial Surrenders".) Upon notification of the death of any Owner the Company will terminate deductions under the automatic purchase payment plan. (See "Allocation of Purchase Payments".)

Right To Cancel

    You have the right to return the Contract within a certain number of days after you receive it by returning it to our administrative office or the sales representative who sold it along with a written cancellation request. In the state of Connecticut, non-written requests are also accepted. The number of days, which is at least ten, is determined by state law in the state where the Contract is delivered. Return of the Contract by mail is effective on being post-marked, properly addressed and postage prepaid. We will treat the returned Contract as if it had never been issued. Where permitted, Protective Life will refund the Contract Value plus any fees deducted from either Purchase Payments or Contract Value. This amount may be more or less than the aggregate amount of your Purchase Payments up to that time. Where required, we will refund the Purchase Payment.

Allocation of Purchase Payments

    The allocation of your Purchase Payment among the Allocation Options you have selected will be at the next price determined after we receive your Purchase Payment. Owners must indicate in the application how their initial and subsequent Purchase Payments are to be allocated among the Allocation Options. The Fixed Account and DCA Fixed Accounts are not available in the state of Oregon.

    If your allocation instructions are indicated by percentages, whole percentages must be used. Subsequent Purchase Payments made through the automatic purchase payment plan may not be allocated to any DCA Fixed Account. Subsequent Purchase Payments will not be allocated to a DCA Fixed Account if, on the day we receive the Purchase Payment, the value of that DCA Fixed Account is greater than $0.

    For Individual Retirement Annuities and Contracts issued in states where, upon cancellation during the right-to-cancel period, we return at least your Purchase Payments, we reserve the right to allocate your initial Purchase Payment (and any subsequent Purchase Payment made during the right-to-cancel period) to the Oppenheimer Money Fund Sub-Account until the expiration of the number of days in the right-to-cancel period starting from the date the Contract is mailed from our administrative office. Thereafter, all Purchase Payments will be allocated according to your allocation instructions then in effect.

    Owners may change allocation instructions by Written Notice at any time. Owners may also change instructions by telephone, automated telephone system or via the internet at www.ipd1.protective.com. For non-written instructions regarding allocations, we will require a form of personal identification prior to acting on instructions and we will record any telephone voice instructions. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or eliminate any of these non-written communication methods for any Contract or class of Contracts at any time for any reason.

Variable Account Value

Sub-Account Value.

    A Contract's Variable Account value at any time is the sum of the Sub-Account values and therefore reflects the investment experience of the Sub-Accounts to which it is allocated. There is no guaranteed minimum Variable Account value. The Sub-Account value for any Sub-Account as of the Effective Date is equal to the amount of the initial Purchase Payment allocated to that Sub-Account. On subsequent Valuation Days prior to the Annuity Commencement Date, the Sub-Account value is equal to that part of any Purchase Payment allocated to the Sub-Account and any Contract Value transferred to the Sub-Account, adjusted by income, dividends, net capital gains or losses (realized or unrealized), decreased by partial surrenders (including any applicable surrender charges and premium tax), Contract Value transferred out of the Sub-Account and fees deducted from the Sub-Account.

    The Sub-Account Value for a Contract may be determined on any day by multiplying the number of Accumulation Units attributable to the Contract in that Sub-Account by the Accumulation Unit value for the appropriate class of Accumulation Units in that Sub-Account on that day. (See "Determination of Accumulation Units" and "Determination of Accumulation Unit Value".) Only one class of Accumulation Units in each Sub-Account is available in the Protective Variable Annuity Contract. (See "Condensed Financial Information, Accumulation Units.")

Determination of Accumulation Units.

    Purchase Payments allocated to and Contract Value transferred to a Sub-Account are converted into Accumulation Units. An Accumulation Unit is a unit of measure used to calculate the value of a Sub-Account prior to the Annuity Commencement Date. We determine the number of Accumulation Units to be credited to a Contract by dividing the dollar amount directed to the Sub-Account by the Accumulation Unit value of the appropriate class of Accumulation Units of that Sub-Account for the Valuation Day as of which the allocation or transfer occurs. Purchase Payments allocated or amounts transferred to a Sub-Account under a Contract increase the number of Accumulation Units of that Sub-Account credited to the Contract. We execute such allocations and transfers as of the end of the Valuation Period in which we receive a Purchase Payment or Written Notice or other instruction requesting a transfer.

    Certain events reduce the number of Accumulation Units of a Sub-Account credited to a Contract. The following events result in the cancellation of the appropriate number of Accumulation Units of a Sub-Account:

  •
  surrenders and applicable surrender charges;

  •
  partial surrenders and applicable surrender charges;

  •
  systematic withdrawals;

  •
  transfer from a Sub-Account and any applicable transfer fee;

  •
  payment of a death benefit claim;

  •
  application of the Contract Value to an Annuity Option; and

  •
  deduction of the annual contract maintenance fee.

Accumulation Units are canceled as of the end of the Valuation Period in which we receive Written Notice of or other instructions regarding the event.

Determination of Accumulation Unit Value.

    The Accumulation Unit value for each class of Accumulation Units in a Sub-Account at the end of every Valuation Day is the Accumulation Unit value for that class at the end of the previous Valuation Day times the net investment factor.

Net Investment Factor.

    The net investment factor measures the investment performance of a Sub-Account from one Valuation Period to the next. For each Sub-Account, the net investment factor reflects the investment performance of the Fund in which the Sub-Account invests and the charges assessed against that Sub-Account for a Valuation Period. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

    (1)
    is the result of:

    a.
    the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

    b.
    the per share amount of any dividend or capital gain distributions made by the Fund to the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

    c.
    a per share charge or credit for any taxes reserved for, which is determined by the Company to have resulted from the investment operations of the Sub-Account.

    (2)
    is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the last prior Valuation Period.

    (3)
    is a factor representing the mortality and expense risk charge and the administration charge for the number of days in the Valuation Period.

Transfers

    Prior to the Annuity Commencement Date, you may instruct us to transfer Contract Value between and among the Allocation Options. When we receive your transfer instructions, we will allocate the Contract Value you transfer at the next price determined for the Allocation Options you indicate.

    You must transfer at least $100, or if less, the entire amount in the Allocation Option each time you make a transfer. If after the transfer, the Contract Value remaining in any Allocation Option from which a transfer is made would be less than $100, then we may transfer the entire Contract Value in that Allocation Option instead of the requested amount. We reserve the right to limit the number of transfers to no more than 12 per Contract Year. For each additional transfer over 12 during each Contract Year, we reserve the right to charge a Transfer Fee which will not exceed $25. The Transfer Fee, if any, will be deducted from the amount being transferred. (See "Charges and Deductions — Transfer Fee".)

    Transfers involving a Guaranteed Account are subject to additional restrictions. The maximum amount that may be transferred from the Fixed Account during a Contract Year is the greater of:

    (1)
    $2,500; or

    (2)
    25% of the Contract Value in the Fixed Account value.

    Transfers into any DCA Fixed Account are not permitted.

    Owners may request transfers by Written Notice at any time. Owners also may request transfers by telephone, automated telephone system or via the internet at www.ipd1.protective.com. From time to time and at our sole discretion we may introduce additional methods for requesting transfers or discontinue any method of making non-written requests and facsimile transmitted requests for such transfers. We will require a form of personal identification prior to acting on non-written requests and we will record telephone requests. We will send you a confirmation of all transfer requests communicated to us. If we follow these procedures we will not be liable for any losses due to unauthorized or fraudulent transfer requests.

    After the Annuity Commencement Date, when Variable Income Payments are selected, transfers are allowed between Sub-Accounts, but are limited to one transfer per month. Dollar cost averaging and portfolio rebalancing are not allowed. No transfers are allowed within the Guaranteed Account or between the Guaranteed Account and any Sub-Account.

Reservation of Rights.

    We reserve the right to limit amounts transferred into or out of any account within the Guaranteed Account. We reserve the right to modify, limit, suspend or eliminate the transfer privileges (including acceptance of non-written instructions and facsimile transmitted instructions) without prior notice for any Contract or class of Contracts at any time for any reason. We also reserve the right to not honor transfers requested by a third party holding a power of attorney from an Owner where that third party requests transfers during a single Valuation Period on behalf of the Owners of two or more Contracts.

Dollar Cost Averaging.

    Prior to the Annuity Commencement Date, you may instruct us by Written Notice to systematically and automatically transfer, on a monthly or quarterly basis, amounts from a DCA Fixed Account (or any other Allocation Option) to any Allocation Option, except that no transfers may be made into a DCA Fixed Account. This is known as the "dollar-cost averaging" method of investment. By transferring equal amounts of Contract Value on a regularly scheduled basis, as opposed to allocating a larger amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations in the value of Sub-Account Accumulation Units. Protective Life, however, makes no guarantee that the dollar cost averaging method will result in a profit or protection against loss.

    You may make dollar cost averaging transfers on the 1st through the 28th day of each month. In states where, upon cancellation during the right-to-cancel period, we are required to return your Purchase Payment, we reserve the right to delay commencement of dollar cost averaging transfers until the expiration of the right-to-cancel period.

    The DCA Fixed Accounts are currently unavailable in the State of Oregon and are available elsewhere only for Purchase Payments designated for dollar cost averaging. Purchase Payments may not be allocated into any DCA Fixed Account when that DCA Fixed Account value is greater than $0, and all funds must be transferred from a DCA Fixed Account prior to allocating a Purchase Payment to that DCA Fixed Account. Where we agree, under current administrative procedures, to allocate a Purchase Payment to any DCA Fixed Account in installments from more than one source, we will credit each installment with the rate applied to the first installment we receive. Any Purchase Payment allocated to a DCA Fixed Account must include instructions regarding the number and frequency of the dollar cost averaging transfers, and the Allocation Option(s) into which the transfers are to be made.

    Currently, the maximum period for dollar cost averaging from DCA Fixed Account 1 is six months and from DCA Fixed Account 2 is twelve months. From time to time, we may offer different maximum periods for dollar cost averaging amounts from a DCA Fixed Account. For Contracts issued prior to May 1, 1999, please see Appendix C for a description of additional DCA Fixed Account provisions.

    The periodic amount transferred from a DCA Fixed Account will be equal to the Purchase Payment allocated to the DCA Fixed Account divided by the number of dollar cost averaging transfers to be made. Interest credited will be transferred from the DCA Fixed Account after the last dollar cost averaging transfer. We will process dollar cost averaging transfers until the earlier of the following: (1) the DCA Fixed Account Value equals $0, or (2) the Owner instructs us by Written Notice to cancel the automatic transfers. If you terminate transfers from a DCA Fixed Account before the amount remaining in that account is $0, we will immediately transfer any amount remaining in that DCA Fixed Account according to your instructions. If you do not provide instructions, we will transfer the remaining amount to the Fixed Account. In states where the Fixed Account is not available, we will transfer the remaining amount to the Oppenheimer Money Fund Sub-Account. Upon the death of any Owner, dollar cost averaging transfers will continue until canceled by the Beneficiary(s).

    There is no charge for dollar cost averaging. Automatic transfers made to facilitate dollar cost averaging will not count toward the 12 transfers permitted each Contract Year if Protective Life elects to limit transfers, or the designated number of free transfers in any Contract Year if the Company elects to charge for transfers in excess of that number in any Contract Year. We reserve the right to discontinue dollar cost averaging upon written notice to the Owner.

Portfolio Rebalancing.

    Prior to the Annuity Commencement Date, you may instruct Protective Life by Written Notice to periodically transfer your Variable Account value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account value among such Sub-Accounts ("portfolio rebalancing"). The portfolio rebalancing percentages must be in whole numbers and must allocate amounts only among the Sub-Accounts. No Contract Value may be transferred to or from the Guaranteed Account as part of portfolio rebalancing. Unless you instruct otherwise, portfolio rebalancing is based on your Purchase Payment allocation instructions in effect with respect to the Sub-Account at the time of each rebalancing transfer. We deem portfolio rebalancing instructions from you that differ from your current Purchase Payment allocation instructions to be a request to change your Purchase Payment allocation.

    You may elect portfolio rebalancing to occur on the 1st through 28th day of a month on either a quarterly, semi-annual or annual basis. If you do not select a day, transfers will occur on the same day of the month as your Contract Anniversary, or on the 28th day of the month if your Contract Anniversary occurs on the 29th, 30th or 31st day of the month . You may change or terminate portfolio rebalancing by Written Notice, or by other non-written communication methods acceptable for transfer requests. Upon the death of any Owner portfolio rebalancing will continue until canceled by the Beneficiary(s).

    There is no charge for portfolio rebalancing. Automatic transfers made to facilitate portfolio rebalancing will not count toward the 12 transfers permitted each Contract Year if Protective Life elects to limit transfers, or the designated number of free transfers in any Contract Year if the Company elects to charge for transfers in excess of that number in any Contract Year. We reserve the right to discontinue portfolio rebalancing upon written notice to the Owner.

Surrenders and Partial Surrenders

Surrender.

    At any time prior to the Annuity Commencement Date, you may request a surrender of your Contract for its surrender value. To surrender your Contract, you must return the Contract to us and make your surrender request by Written Notice. We will pay you the surrender value in a lump sum unless you request payment under another payment option that we are making available at that time. A surrender may have federal and state income tax consequences. (See "Taxation of Full and Partial Surrenders".) A surrender value may be available under certain Annuity Options. (See "Annuitization, Annuity Options.") In accordance with SEC regulations, surrenders and partial surrenders are generally payable within 7 calendar days of our receiving Written Notice of your request. (See "Suspension or Delay in Payments.")

Surrender Value.

    The surrender value of your Contract is equal to the Contract Value minus any applicable surrender charge, contract maintenance fee and premium tax. We will determine the surrender value as of the end of the Valuation Period during which we receive your Written Notice requesting surrender and your Contract at our administrative office.

Partial Surrender.

    At any time before the Annuity Commencement Date, you may request a partial surrender of your Contract Value. If surrendering more than $50,000, you must request the partial surrender by Written Notice. We will withdraw the amount requested from the Contract Value as of the end of the Valuation Period during which we receive your request for the partial surrender. The amount we will pay you upon a partial surrender is equal to the Contract Value surrendered minus any applicable surrender charge.

    You may specify the amount of the partial surrender to be made from any Allocation Option. If you do not so specify, or if the amount in the designated account(s) is inadequate to comply with the request, the partial surrender will be made from each Allocation Option based on the proportion that the value of each Allocation Option bears to the total Contract Value.

    A partial surrender may have federal and state income tax consequences. (See "Taxation of Partial and Full Surrenders".)

Cancellation of Accumulation Units.

    Surrenders and partial surrenders, including any surrender charges, will result in the cancellation of Accumulation Units from each applicable Sub-Account(s) and/or in a reduction of the Guaranteed Account value.

Surrender and Partial Surrender Restrictions.

    The Owner's right to make surrenders and partial surrenders is subject to any restrictions imposed by applicable law or employee benefit plan.

Restrictions on Distributions from Certain Types of Contracts.

    There are certain restrictions on surrenders and partial surrenders of Contracts used as funding vehicles for Internal Revenue Code Section 403(b) retirement plans. Section 403(b)(11) of the Internal Revenue Code restricts the distribution under Section 403(b) annuity contracts of:

    (i)
    contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

    (ii)
    earnings on those contributions; and

    (iii)
    earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988.

    Distributions of those amounts may only occur upon the death of the employee, attainment of age 59 1/2, separation from service, disability, or hardship. In addition, income attributable to salary reduction contributions may not be distributed in the case of hardship.

    In the case of certain Qualified Plans, federal tax law imposes restrictions on the form and manner in which benefits may be paid. For example, spousal consent may be needed in certain instances before a distribution may be made.

Systematic Withdrawals.

    Currently, the Company offers a systematic withdrawal plan. This plan allows you to pre-authorize periodic partial surrenders prior to the Annuity Commencement Date. You may elect to participate in this plan at the time of application or at a later date by properly completing an election form. In order to participate in the plan you must have:

    (1)
    made an initial Purchase Payment of at least $12,000; or

    (2)
    a surrender value as of the previous Contract Anniversary equal to at least $12,000.

    The systematic withdrawal plan and the automatic purchase payment plan may not be elected simultaneously. (See "Purchase Payments".) There may be federal and state income tax consequences to systematic withdrawals from the Contract and the Owner should, therefore, consult with his or her tax advisor before participating in any withdrawal program. (See "Taxation of Partial and Full Surrenders".)

    When you elect the systematic withdrawal plan, you will instruct Protective Life to withdraw a level dollar amount from the Contract on a monthly or quarterly basis. Systematic withdrawals may be made on the 1st through the 28th day of each month. The amount requested must be at least $100 per withdrawal. We will process withdrawals for the designated amount until you instruct us otherwise. You may instruct us as to the Allocation Options from which the withdrawals should be made. If you give no instructions, systematic withdrawals will be taken pro-rata from the Allocation Options in proportion to the value each Allocation Option bears to the total Contract Value. We will pay you the amount requested each month or quarter as applicable and cancel the applicable Accumulation Units.

    The maximum amount you can withdraw under the systematic withdrawal plan each year without incurring a surrender charge is the greater of:

      (1) 10% of all Purchase Payments made as of the date of the request, or

      (2) your cumulative earnings calculated as of each Contract Anniversary.

Unless you instruct us to reduce the withdrawal amount so the annual total will not exceed these limits, we will continue to process withdrawals for the monthly amount you designate. Once the amount of your withdrawals exceeds the limit for surrender charge-free withdrawals, we reserve the right to deduct a surrender charge, if applicable, from the remaining payments made during that Contract Year. (See "Surrender Charge".)

    If the amount to be withdrawn from an Allocation Option exceeds the value available, the transaction will not be completed and the systematic withdrawal plan will terminate. Once systematic withdrawals have terminated due to insufficient available value, they will not be automatically reinstated in the event that the Allocation Option should reach a sufficient value again. If you request a partial surrender that is not part of the systematic withdrawal plan in a year when you have used the systematic withdrawal plan, that partial surrender will be subject to any applicable surrender charge. (See "Surrender Charge.") Upon notification of the death of any Owner the Company will terminate the systematic withdrawal plan. The systematic withdrawal plan may be discontinued by the Owner at any time by Written Notice.

    There is no charge for the systematic withdrawal plan. We reserve the right to discontinue the systematic withdrawal plan upon written notice to you.

THE GUARANTEED ACCOUNT

    The Guaranteed Account has not been, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither these accounts nor the Company's general account have been registered as an investment company under the 1940 Act. Therefore, neither the Guaranteed Account, the Company's general account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the Guaranteed Account included in this prospectus are for the Owner's information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of federal securities law relating to the accuracy and completeness of statements made in prospectuses.

    The Guaranteed Account currently includes the Fixed Account and two DCA Fixed Accounts. For a discussion of Contracts issued prior to May 1, 1999, see Appendix C. The Fixed Account and the DCA Fixed Accounts are part of Protective Life's general account. The assets of Protective Life's general account support its insurance and annuity obligations and are subject to Protective Life's general liabilities from business operations. Since the Fixed Account and the DCA Fixed Accounts are part of the general account, Protective Life assumes the risk of investment gain or loss on this amount.

    Except for certain Contracts issued in the State of Oregon, you may allocate some or all of your Purchase Payments and may transfer some or all of your Contract Value to an account within the Guaranteed Account, except that transfers may not be made into any DCA Fixed Account, and Purchase Payments may not be allocated to any DCA Fixed Account when that DCA Fixed Account value is greater than $0. All previously allocated funds must be transferred out of a DCA Fixed Account prior to allocating a subsequent Purchase Payment to that DCA Fixed Account. Amounts allocated or transferred to an account within the Guaranteed Account earn interest from the date the funds are credited to the account. For Contracts issued before May 1, 1999, please see Appendix C for additional DCA Fixed Account provisions.

    The interest rate we apply to Purchase Payments and transfers into the Fixed Account is guaranteed for one year from the date the Purchase Payment or transfer is credited to the account. When an interest rate guarantee expires, we will set a new interest rate, which may not be the same as the interest rate then in effect for Purchase Payments or transfers allocated to the Fixed Account. The new interest rate is also guaranteed for one year.

    DCA Fixed Accounts 1 and 2 are designed to systematically transfer amounts to other Allocation Options over a designated period. (See "Transfers, Dollar Cost Averaging.") The interest rate we apply to Purchase Payments allocated to DCA Fixed Account 1 or 2 is guaranteed for the period over which transfers are allowed from that DCA Fixed Account. For Contracts issued before May 1, 1999, please see Appendix C for additional DCA Account provisions.

    From time to time and subject to regulatory approval, we may offer Fixed Accounts or DCA Fixed Accounts with different interest guaranteed periods. We, in our sole discretion, establish the interest rates for each account in the Guaranteed Account. We will not declare a rate that is less than an annual effective interest rate of 3.00%. Because these rates vary from time to time, allocations made to the same account within the Guaranteed Account at different times may earn interest at different rates.

Guaranteed Account Value.

    Any time prior to the Annuity Commencement Date, the Guaranteed Account value is equal to the sum of:

    (1)
    Purchase Payments allocated to the Guaranteed Account; plus

    (2)
    amounts transferred into the Guaranteed Account; plus

    (3)
    interest credited to the Guaranteed Account; minus

    (4)
    amounts transferred out of the Guaranteed Account, including any applicable transfer fee; minus

    (5)
    the amount of any surrenders removed from the Guaranteed Account, including any applicable premium tax and surrender charges; minus

    (6)
    fees deducted from the Guaranteed Account.

    For the purposes of interest crediting, amounts deducted, transferred or withdrawn from accounts within the Guaranteed Account will be separately accounted for on a "first-in, first-out" (FIFO) basis.

DEATH BENEFIT

    The following paragraphs describe the death benefit of Contracts we currently offer. For a discussion of the death benefit for Contracts with an Effective Date before May 1, 1996, see Appendix B.

    If any Owner dies before the Annuity Commencement Date and while this Contract is in force, we will pay a death benefit, less any applicable premium tax, to the Beneficiary. We will determine the death benefit as of the end of the Valuation Period in which we receive due proof of death. Only one death benefit is payable under this Contract, even though the Contract may, in some circumstances, continue beyond the time of an Owner's death. If any Owner is not a natural person, the death of the Annuitant is treated as the death of an Owner. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary.

    The Beneficiary may take the death benefit in one sum immediately. In this event, the Contract will terminate. If the death benefit is not taken in one sum immediately, then the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive due proof of death, and the entire interest in the Contract must be distributed under one of the following options:

    (1)
    the entire interest must be distributed over the life of the Beneficiary, or over a period that does not extend beyond the life expectancy of the Beneficiary, with distributions beginning within one year of the Owner's death, or

    (2)
    the entire interest must be distributed within 5 years of the Owner's death.

    If no option is elected, we will distribute the entire interest within 5 years of the Owner's death.

    If the Beneficiary is the deceased Owner's spouse, then the surviving spouse may elect, in lieu of receiving the death benefit, to continue the Contract and become the new Owner. The surviving spouse may select a new Beneficiary. Upon this spouse's death, the death benefit may be taken in one sum immediately and the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive due proof of death and must be distributed to the new Beneficiary according to paragraph (1) or (2) above.

    If there is more than one Beneficiary, the foregoing provisions apply to each Beneficiary individually.

    The death benefit provisions of the Contract shall be interpreted to comply with the requirements of Section 72(s) of the Internal Revenue Code. We reserve the right to endorse this Contract, as necessary, to conform with regulatory requirements. We will send you a copy of any endorsement containing any such Contract modifications.

    The amount of the death benefit will depend upon the age of the Owner when he or she dies.

    If the Owner dies on or before his or her 90th birthday, the death benefit is the greatest of:

    (1)
    the Contract Value, which is the sum of the Variable Account value and the Guaranteed Account value,

    (2)
    aggregate Purchase Payments made under the Contract reduced by any partial surrenders and any associated charges, or

    (3)
    the maximum anniversary value.

    The maximum anniversary value is the greatest anniversary value attained. The anniversary value is the sum of:

    (1)
    the Contract Value on a Contract Anniversary; plus

    (2)
    all Purchase Payments made since that Contract Anniversary; minus

    (3)
    any partial surrenders (and any associated charges) made since that Contract Anniversary.

    An anniversary value is determined for each Contract Anniversary through the earlier of:

    (1)
    the deceased Owner's 80th birthday, or

    (2)
    the date of that Owner's death

    If the Owner dies after his or her 90th birthday, the death benefit is the Contract Value.

SUSPENSION OR DELAY IN PAYMENTS

    Payments of a partial or full surrender of the Variable Account Value or death benefit are usually made within seven (7) calendar days. However, we may delay such payment of a partial or full surrender of the Variable Account value or death benefit for any period in the following circumstances where permitted by state law:

    1)
    when the New York Stock Exchange is closed; or

    2)
    when trading on the New York Stock Exchange is restricted; or

    3)
    when an emergency exists (as determined by the SEC as a result of which (a) the disposal of securities in the Variable Account is not reasonably practical; or (b) it is not reasonably practical to determine fairly the value of the net assets of the Variable Account); or

    4)
    when the SEC, by order, so permits for the protection of security holders.

    We may delay payment of a partial or full surrender from the Guaranteed Account for up to six months where permitted.

CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

General

    We do not deduct any charges for sales expenses from Purchase Payments at the time you make them. However, within certain time limits described below, we deduct a surrender charge (contingent deferred sales charge) from the Contract Value if you make a partial surrender or surrender before the Annuity Commencement Date. Also, in certain circumstances we may deduct a surrender charge from amounts applied to Annuity Options. (See "Annuity Options.")

    We do not apply the surrender charge to the payment of a death benefit. Currently, we do not apply the surrender charge to systematic withdrawals you make within the limits described in the "Systematic Withdrawals" section of this prospectus. (See "Death Benefits" and "Systematic Withdrawals.")

    In the event surrender charges are not sufficient to cover sales expenses, we will bear the loss; conversely, if the amount of such charges provides more than enough to cover such expenses, we will retain the excess. Protective Life does not currently believe that the surrender charges imposed will cover the expected costs of distributing the Contracts. Any shortfall will be made up from Protective Life's general assets, which may include amounts derived from the mortality and expense risk charge.

Determining the Surrender Charge

    The surrender charge is equal to the percentage of each Purchase Payment or portion of a Purchase Payment you surrender as specified in the table below. We calculate the surrender charge separately and apply it to each Purchase Payment at any time you surrender the Purchase Payment. No such surrender charge applies to the surrenders or partial surrenders of Contract Value in excess of the aggregate Purchase Payments. We calculate the surrender charge using the principle that all Contract Value in excess of the aggregate Purchase Payments is surrendered before any Purchase Payments and that Purchase Payments are surrendered on a first-in-first-out basis.

    The surrender charge is as follows:

Number of Years Elapsed Between the Date of Receipt of Purchase Payment(s) & Date of Surrender	Surrender Charge as a Percentage of Purchase Payment Withdrawn in a Full Year
Less than 1	7%
1	6%
2	5%
3	4%
4	3%
5	2%
6 and more	0%

Reduction or Elimination of Surrender Charge.

    We may decrease or waive surrender charges on Contracts issued to a trustee, employer or similar entity pursuant to a retirement plan or when sales are made in a similar arrangement where offering the Contracts to a group of individuals under such a program results in saving of sales expenses. We will determine, at our sole discretion, the entitlement to such a reduction in surrender charge.

    We may also waive surrender charges on partial surrenders taken as a minimum distribution required under federal or state tax laws on amounts attributable to Protective Life annuity contracts. (See "Qualified Retirement Plans".)

Waiver of Surrender Charges.

    Except in the states of Massachusetts, New Hampshire and New Jersey, we will waive any applicable surrender charge if, at any time after the first Calendar Year:

  (1)
  you are first diagnosed as having a terminal illness by a physician that is not related to you or the Annuitant; or,

  (2)
  you enter, for a period of at least ninety (90) days, a facility which is both

  (a)
  licensed by the state; and

  (b)
  qualified as a skilled nursing home facility under Medicare or Medicaid.

    For Contracts issued in the State of Texas, we will also waive surrender charges on these conditions during the first Contract Year.

    The term "terminal illness" means that you are diagnosed as having a non-correctable medical conditon that, with a reasonable degree of certainty, will result in your death in less than 12 months. A "physician" is a medical doctor licensed by a state's Board of Medical Examiners, or similar authority in the United States, acting within the scope of his or her license. You must submit written proof satisfactory to us of a terminal illness or nursing home confinement. We reserve the right to require an examination by a physician of our choice.

    Once we have granted the waiver of surrender changes, no surrender charges will apply to the Contract in the future and we will accept no additional Purchase Payments.

    If any Owner is not an individual, the waiver of surrender charge provisions will apply to the Annuitant.

Suspension of Benefits

    For a period of one year after any change of ownership involving a natural person, we will not waive the surrender charges under the provision above.

Mortality and Expense Risk Charge

    To compensate Protective Life for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge equal, on an annual basis, to 1.25% of the average daily net assets of the Variable Account attributable to such Contracts.

    The mortality risk Protective Life assumes is that Annuitant(s) may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each Payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk that Protective Life assumes also includes a guarantee to pay a death benefit if the Owner dies before the Annuity Commencement Date. The expense risk that Protective Life assumes is the risk that the administration charge, contract maintenance fee and transfer fees may be insufficient to cover actual future expenses.

    It is possible that the mortality and expense risk charge (or a portion of it) could be treated as an amount received through a partial surrender for tax purposes. (See "Federal Tax Matters.")

    We may incur a profit or a loss from the mortality and expense risk-charge. Any profit may be used to finance distribution expenses.

Administration Charges

    We will deduct an administration charge equal, on an annual basis, to 0.15% of the daily net asset value of each Sub-Account in the Variable Account. We make this deduction to reimburse Protective Life for expenses incurred in the administration of the Contract and the Variable Account. We deduct the administration charge only from the Variable Account value.

Transfer Fee

    Currently, there is no charge for transfers. Protective Life reserves the right, however, to charge $25 for each transfer after the first 12 transfers in any Contract Year. For the purpose of assessing the fee, we would consider each request to be one transfer, regardless of the number of Allocation Options affected by the transfer in one day. We would deduct the fee from the amount being transferred.

Contract Maintenance Fee

    Prior to the Annuity Commencement Date, we deduct a contract maintenance fee of $35 from the Variable Account value on each Contract Anniversary, and on any day that you surrender the Contract other than the Contract Anniversary. We will deduct the contract maintenance fee from the Sub-Accounts in the same proportion as their values are to the Variable Account. We will waive the contract maintenance fee in the event the Contract Value, or the aggregate Purchase Payments reduced by any withdrawals or partial surrenders, equals or exceeds $50,000 on the date we are to deduct the contract maintenance fee.

Fund Expenses

    The net assets of each Sub-Account of the Variable Account will reflect the investment management fees and other operating expenses the Funds incur. For each Fund, an investment manager receives a daily fee for its services. (See the prospectuses for the Funds, which accompany this Prospectus.)

Premium Taxes

    Some states impose premium taxes at rates currently ranging up to 3.5%. If premium taxes apply to your Contract, we will deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a full or partial surrender, death or annuitization.

Other Taxes

    Currently, no charge will be made against the Variable Account for federal, state or local taxes other than premium taxes. We reserve the right, however, to deduct a charge for taxes attributable to the operation of the Variable Account.

ANNUITIZATION

Annuity Commencement Date

    On the Effective Date, the Annuity Commencement Date may be any date before or on the Annuitant's 85th birthday and may not be later than that date unless approved by Protective Life. The Owner may change the Annuity Commencement Date by Written Notice. The proposed Annuity Commencement Date must be at least 30 days after the written request is received by the Company. The new Annuity Commencement Date may be any date before or on the Annuitant's 85th birthday and may not be later than that date unless approved by Protective life. Annuity Commencement Dates that occur or are scheduled to occur at an advanced age for the Annuitant (e.g., past age 85) may in certain circumstances have adverse income tax consequences. (See "Federal Tax Matters".) Distributions from Qualified Contracts may be required before the Annuity Commencement Date.

    As of the Annuity Commencement Date, we will apply your Contract Value (less any applicable charges and premium taxes) to the Annuity Option you have selected, and determine the amount of your first annuity income payment. You may elect to receive a fixed income payment, a variable income payment, or a combination of both using the same Annuity Option and period.

Fixed Income Payments

    Fixed income payments are periodic payments from the Company to the designated Payee, the amount of which is fixed and guaranteed by the Company. Fixed income payments are not in any way dependent upon the investment experience of the Variable Account. Once fixed income payments have begun, they may not be surrendered.

Variable Income Payments

    Variable income payments are periodic payments from the Company to the designated Payee, the amount of which varies from one payment to the next as a reflection of the net investment experience of the Sub-Account(s) you select to support the payments.

Annuity Units.

    On the Annuity Commencement Date, we will apply the Contract Value you have allocated to variable income payments (less applicable charges and premium taxes) to the variable Annuity Option you have selected. Using an interest assumption of 5%, we will determine the dollar amount that would equal a variable income payment if a payment were made on that date. (No payment is actually made on that date.) We will then allocate that dollar amount among the Sub-Accounts you selected to support your variable income payments, and we will determine the number of Annuity Units in each of those Sub-Accounts that is credited to your Contract. We will make this determination based on the Annuity Unit values established at the close of regular trading on the New York Stock Exchange on the Annuity Commencement Date. If the Annuity Commencement Date is a day on which the New York Stock Exchange is closed, we will determine the number of Annuity Units on the next day on which the New York Stock Exchange is open. The number of Annuity Units attributable to each Sub-Account under a Contract generally remains constant unless there is an exchange of Annuity Units between Sub-Accounts.

Determining the Amount of Variable Income Payments.

    We will determine the amount of your variable income payment on the 20th of each month in which a payment is due, using values established at the close of regular trading on the New York Stock Exchange that day.

    We determine the dollar amount of each variable income payment attributable to each Sub-Account by multiplying the number of Annuity Units of that Sub-Account credited to your Contract by the Annuity Unit value (described below) for that Sub-Account on the Valuation Period during which the payment is determined. The dollar value of each variable income payment is the sum of the variable income payment attributable to each Sub-Account.

    The Annuity Unit value of each Sub-Account for any Valuation Period is equal to (a) multiplied by (b) divided by (c) where:

  (a)
  is the net investment factor for the Valuation Period for which the Annuity Unit value is being calculated;

  (b)
  is the Annuity Unit value for the preceding Valuation Period; and

  (c)
  is a daily Assumed Investment Return (AIR) factor adjusted for the number of days in the Valuation Period.

    The AIR is equal to 5%.

    If the net investment return of the Sub-Account for a variable income payment period is equal to the AIR during that period, the variable income payment attributable to that Sub-Account for that period will equal the payment for the prior period. To the extent that such net investment return exceeds the AIR for that period, the payment for that period will be greater than the payment for the prior period; to the extent that such net investment return falls short of the AIR for that period, the payment for that period will be less than the payment for the prior period.

    Refer to Appendix A for an explanation of the variable annuitization calculation.

Exchange of Annuity Units.

    After the Annuity Commencement Date, you may exchange the dollar amount of a designated number of Annuity Units of a particular Sub-Account for an equivalent dollar amount of Annuity Units of another Sub-Account. On the date of the exchange, the dollar amount of a variable income payment generated from the Annuity Units of either Sub-Account would be the same. Only one exchange between Sub-Accounts is allowed in any calendar month, and no exchanges are allowed between the Guaranteed Account and the Variable Account.

Annuity Options.

    You may select a fixed income payment option, a variable income payment option (where available), or a combination of both, by Written Notice received by the Company not later than 30 days before the Annuity Commencement Date. If you choose a combination of both, the period during which the fixed and variable payments are to be made must correspond. To receive a part or all of this benefit in the form of variable income payments, you must apply the greater of 50% of your Contract Value or at least $25,000 of your Contract Value to a variable income payment option. For Qualified Contracts, certain restrictions in the selection of the Annuity Options apply.

    A surrender charge will not be applied to the Contract Value when the Contract Value is applied to an Annuity Option on the Annuity Commencement Date if annuity payments are made for the lifetime of the Annuitant or for a period certain of at least 5 years. In certain circumstances, therefore, a surrender charge could apply under Fixed Option C, Variable Annuity Option A and the Additional Option described below.

    You may select from the following Annuity Options:

Fixed Option A — Fixed Payment for a Certain Period:

  We will make equal payments for the period you select. No certain period may be less than 5 or more than 30 years. The amount of each payment depends on the total amount applied, the period selected and the payment rates in effect on the Annuity Commencement Date. Payments under this Annuity Option do not depend on the life of the Annuitant(s). Under this option, you may not surrender the Contract after the Annuity Commencement Date.

Fixed Option B — Life Income with Fixed Payments for a Certain Period:

  Equal payments are based on the life of the named Annuitant(s). We will make payments for the lifetime of the Annuitant(s), with payments guaranteed for not less than 5 nor more than 30 years. Protective Life may make other periods available. Payments stop at the end of the selected certain period or when the Annuitant(s) dies, whichever is later. Under this option, you may not surrender the Contract after the Annuity Commencement Date.

Fixed Option C — Payments of a Fixed Amount:

  We will make equal payments for a fixed amount. The amount of each payment may not be less than $10 for each $1,000 you apply. The period for which we will make payments depends on the total amount applied, the amount of the fixed payment, and the payment rates in effect on the Annuity Commencement Date. Under this option, you may not surrender the Contract after the Annuity Commencement Date.

Variable Option A — Variable Payments for a Certain Period:

  Payments are made for any selected period of not less than 10 nor more than 30 years. Payments under this Annuity Option do not depend on the life of the Annuitant(s).

  You may surrender the Contract under this option for its commuted value. Surrender charges will be imposed, when applicable, on the Purchase Payments you allocated to this Annuity Option on the Annuity Commencement Date or the commuted value, whichever is less.

Variable Option B — Life Income with Variable Payments for a Certain Period:

  Payments are made for the lifetime of the Annuitant(s), with payments guaranteed from 10 to 30 years. Payments stop at the end of the certain period or when the Annuitant(s) dies, whichever is later. Under this option, you may not surrender the Contract after the Annuity Commencement Date.

Additional Option:

  You may use the Contract Value (less applicable charges and premium taxes) to purchase any annuity contract that we offer on the date you elect this option.

Minimum Amounts

    If your Contract Value is less than $5,000 on the Annuity Commencement Date, we reserve the right to pay the Contract Value in one lump sum. If at any time your annuity income payments are less than the minimum payment amount according to the Company's rules then in effect, we reserve the right to change the frequency to an interval that will result in a payment at least equal to the minimum. The current minimum payment amount is $100.

Death of Annuitant or Owner After Annuity Commencement Date

    In the event of the death of any Owner on or after the Annuity Commencement Date, the Beneficiary will become the new Owner. If any Owner or Annuitant dies on or after the Annuity Commencement Date and before all benefits under the Annuity Option you selected have been paid, any remaining portion of such benefits will be paid out at least as rapidly as under the Annuity Option being used when the Owner or Annuitant died. After the death of the Annuitant, any remaining payments shall be payable to the Beneficiary unless you specified otherwise before the Annuitant's death.

YIELDS AND TOTAL RETURNS

    From time to time, Protective Life may advertise or include in sales literature yields, effective yields, and total returns for the Sub-Accounts. These figures are based on historic results and do not indicate or project future performance. More detailed information about the calculation of performance information appears in the Statement of Additional Information.

    Yields, effective yields, and total returns for the Sub-Accounts are based on the investment performance of the corresponding Funds. The Funds' performance also reflects the Funds' expenses. Certain of the expenses of each Fund may be reimbursed by the investment manager. (See the Prospectuses for the Funds.)

Yields

    The yield of the Oppenheimer Money Fund Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven day period over a 52 week period and is shown as a percentage of the investment. The effective yield is calculated similarly but when annualized the income earned by an investment in the Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

    The yield of a Sub-Account (except the Oppenheimer Money Fund Sub-Account) refers to the annualized income generated by an investment in the Sub-Account over a specified 30 day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30 day or one-month period is generated each period over a 12 month period and is shown as a percentage of the investment.

Total Returns

    The total return of a Sub-Account refers to return quotations assuming an investment under a Contract has been held in the Sub-Account for various periods of time including a period measured from the date the Sub-Account commenced operations. Average annual total return refers to total return quotations that are annualized based on an average return over various periods of time.

    Certain Funds have been in existence prior to the investment by the Sub-Accounts in such Funds. Protective Life may advertise and include in sales literature the performance of the Sub-Accounts that invest in these Funds for these prior periods. The performance information of any period prior to the investments by the Sub-Accounts is calculated as if the Sub-Accounts had invested in those Funds during those periods, using current charges and expenses associated with the Contract.

Standardized Average Annual Total Returns

    The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which the quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Sub-Account from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the Sub-Account (including any surrender charges that would apply if you terminated the Contract at the end of each indicated period, but excluding any deductions for premium taxes).

    When a Sub-Account has been in operation prior to the commencement of the offering of the Contract described in this prospectus, Protective Life may advertise and include in sales literature the performance of the Sub-Accounts for these prior periods. The Sub-Account performance information of any period prior to the commencement of the offering of the Contract is calculated as if the Contract had been offered during those periods, using current charges and expenses.

    Until a Sub-Account (other than the Oppenheimer Money Fund Sub-Account) has been in operation for 10 years, Protective Life will always include quotes of standard average annual total return for the period measured from the date that Sub-Account began operations. When a Sub-Account

(other than the Oppenheimer Money Fund Sub-Account) has been in operation for one, five and ten years, respectively, the standard version average annual total return for these periods will be provided.

Non-Standard Average Annual Total Returns

    In addition to the standard version of average annual total return described above, total return performance information computed on non-standard bases may be used in advertisements or sales literature. Non-standard average annual total return information may be presented, computed on the same basis as the standard version except deductions may not include the surrender charges or the contract maintenance fee. In addition, Protective Life may from time to time disclose average annual total return in other non-standard formats and cumulative total return for Contracts funded by the Sub-Accounts.

    Protective Life may, from time to time, also disclose yield, standard average annual total returns, and non-standard total returns for the Funds.

    Non-standard performance data will only be disclosed if the standard performance data for the periods described in "Standardized Average Annual Total Returns," above, is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.

Performance Comparisons

    Protective Life may, from time to time, advertise or include in sales literature Sub-Account performance relative to certain performance rankings and indices compiled by independent organizations. In advertising and sales literature, the performance of each Sub-Account may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to each of the Sub-Accounts. Lipper Analytical Services, Inc. ("Lipper"), the Variable Annuity Research Data Service ("VARDS"), and Morningstar Inc. ("Morningstar") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

    Lipper and Morningstar rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, Morningstar and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

    Advertising and sales literature may also compare the performance of each Sub-Account to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

Other Matters

    Protective Life may also report other information including the effect of tax-deferred compounding on a Sub-Account's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts.

    All income and capital gains derived from Sub-Account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Fund's investment experience is positive.

FEDERAL TAX MATTERS

Introduction

    The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

    This discussion does not address state or local tax consequences associated with the purchase of the Contract. In addition, Protective Life makes no guarantee regarding any tax treatment — federal, state or local — of any Contract or of any transaction involving a Contract.

The Company's Tax Status

    Protective Life is taxed as a life insurance company under the Internal Revenue Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of the Company, the Variable Account is not separately taxed as a "regulated investment company" under the Internal Revenue Code. Under existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied under a Contract. Protective Life does not anticipate that it will incur any federal income tax liability attributable to such income and gains of the Variable Account, and therefore does not intend to make provision for any such taxes. If Protective Life is taxed on investment income or capital gains of the Variable Account, then Protective Life may impose a charge against the Variable Account in order to make provision for such taxes.

TAXATION OF ANNUITIES IN GENERAL

Tax Deferral During Accumulation Period

    Under existing provisions of the Internal Revenue Code, except as described below, any increase in an Owner's Contract Value is generally not taxable to the Owner until received, either in the form of annuity payments as contemplated by the Contracts, or in some other form of distribution. However, this rule applies only if:

  (1)
  the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations;

  (2)
  the Company, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; and

  (3)
  the Owner is an individual (or an individual is treated as the Owner for tax purposes).

Diversification Requirements.

    The Internal Revenue Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified." If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Contact Value over the premiums paid for the Contact. Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Internal Revenue Code and Treasury Department regulations.

Ownership Treatment.

    In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includable in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that the IRS would issue guidance by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a segregated asset account] without being treated as owners of the underlying assets." As of the date of this Prospectus, the IRS had not issued any such guidance.

    The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Contract has the choice of more investment options to which to allocate purchase payments and Variable Account values, and may be able to transfer among investment options more frequently than in such rulings. These differences could result in the Owner being treated as the owner of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, the Company does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. Protective Life therefore reserves the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance such efforts would be successful.

Nonnatural Owner.

    As a general rule, Contracts held by "nonnatural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Owner of the Contract during the taxable year. There are several exceptions to this general rule for nonnatural Owners. First, Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as an agent for a natural person. However, this special exception will not apply in the case of any employer who is the nominal owner of a Contract under a non-qualified deferred compensation arrangement for its employees.

    In addition, exceptions to the general rule for nonnatural Owners will apply with respect to:

  (1)
  Contracts acquired by an estate of a decedent by reason of the death of the decedent;

  (2)
  certain Qualified Contracts;

  (3)
  Contracts purchased by employers upon the termination of certain Qualified Plans;

  (4)
  certain Contracts used in connection with structured settlement agreements; and

  (5)
  Contracts purchased with a single purchase payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Delayed Annuity Commencement Dates.

    If the Contract's Annuity Commencement Date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age (e.g., past age 85), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includable in the Owner's income.

    The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

Taxation of Partial and Full Surrenders

    In the case of a partial surrender, amounts you receive are generally includable in income to the extent your Contract Value before the surrender exceeds your "investment in the contract." Amounts received under a systematic withdrawal plan are treated as partial surrenders. In the case of a full surrender, amounts received are includable in income to the extent they exceed the "investment in the contract." For these purposes, the investment in the contract at any time equals the total of the Purchase Payments made under the Contract to that time (to the extent such payments were neither deductible when made nor excludable from income as, for example, in the case of certain contributions to Qualified Contracts) less any amounts previously received from the Contract which were not included in income. Partial and full surrenders may be subject to a 10% penalty tax. (See "Penalty Tax on Premature Distributions.") Partial and full surrenders may also be subject to federal income tax withholding requirements. (See "Federal Income Tax Withholding.") In addition, in the case of partial and full surrenders from certain Qualified Contracts, mandatory withholding requirements may apply, unless a "direct rollover" of the amount surrendered is made. (See "Direct Rollovers".)

    Under the Waiver of Surrender Charges provision of the Contract, amounts we distribute may not be subject to surrender charges if the Owner has a terminal illness or enters, for a period of at least 90 days, certain nursing home facilities. Such distributions will be treated as surrenders for federal tax purposes.

    The Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. As described elsewhere in this Prospectus, the Company imposes certain charges with respect to the death benefit. It is possible that these charges (or some portion thereof) could be treated for federal tax purposes as a partial surrender of the Contract.

Taxation of Annuity Payments

    Normally, the portion of each annuity income payment taxable as ordinary income is equal to the excess of the payment over the exclusion amount. In the case of variable income payments, the exclusion amount is the "investment in the contract" (defined above) allocated to the variable Annuity Option, adjusted for any period certain or refund feature, when payments begin to be made divided by the number of payments expected to be made (determined by Treasury Department regulations which take into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of fixed income payments, the exclusion amount is the amount determined by multiplying (1) the payment by (2) the ratio of the investment in the contract allocated to the fixed Annuity Option, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments for the term of the Contract (determined under Treasury Department regulations).

    Once the total amount of the investment in the contract is excluded using the above formulas, annuity payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.

    There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. You should consult a tax advisor in those situations.

    Annuity income payments may be subject to federal income tax withholding requirements. (See "Federal Income Tax Income Withholding".) In addition, in the case of annuity income payments from certain Qualified Plans, mandatory withholding requirements may apply, unless a "direct rollover" of such annuity payments is made. (See "Direct Rollovers".)

Taxation of Death Benefit Proceeds

    Prior to the Annuity Commencement Date, amounts may be distributed from a Contract because of the death of an Owner or, in certain circumstances, the death of the Annuitant. Such death benefit proceeds are includable in income as follows:

  (1)
  if distributed in a lump sum, they are taxed in the same manner as a full surrender, as described above; or

  (2)
  if distributed under an Annuity Option, they are taxed in the same manner as annuity income payments, as described above.

    After the Annuity Commencement Date, where a guaranteed period exists under an Annuity Option, and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includable in income as follows:

  (1)
  if received in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the contract at that time; or

  (2)
  if distributed in accordance with the existing Annuity Option selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity income payments thereafter are fully includable in income.

    Proceeds payable on death may be subject to federal income tax withholding requirements. (See "Federal Income Tax Withholding".) In addition, in the case of such proceeds from certain Qualified Contracts, mandatory withholding requirements may apply, unless a "direct rollover" of such proceeds is made. (See "Direct Rollovers".)

Assignments, Pledges, and Gratuitous Transfers

    Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the Contract Value is treated for federal income tax purposes as a surrender of such amount or portion. The investment in the contract is increased by the amount includable as income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner's spouse (or to a former spouse incident to divorce), the Owner will be taxed on the difference between his or her Contract Value and the investment in the contract at the time of transfer. In such case, the transferee's investment in the contract will be increased to reflect the increase in the transferor's income.

Penalty Tax On Premature Distributions

    Where a Contract has not been issued in connection with a Qualified Plan, there generally is a 10% penalty tax on the amount of any payment from the Contract that is includable in income unless the payment is:

  (a)
  received on or after the Owner reaches age 59 1/2;

  (b)
  attributable to the Owner's becoming disabled (as defined in the tax law);

  (c)
  made on or after the death of the Owner or, if the Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law);

  (d)
  made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary (as defined in the tax law); or

  (e)
  made under a Contract purchased with a single Purchase Payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

      (Similar rules, discussed below, apply in the case of certain Qualified Contracts.)

Aggregation of Contracts

    In certain circumstances, the IRS may determine the amount of an annuity income payment or a surrender from a Contract that is includable in income by combining some or all of the annuity contracts owned by an individual not issued in connection with Qualified Plans. For example, if a person purchases a Contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity issued by Protective Life, the IRS may treat the two contracts as one contract. Similarly, if a person transfers his or her interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including surrenders prior to the Annuity Commencement Date) is includable in income. The effects of such aggregation are not always clear; however, it could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

Loss of Interest Deduction Where Contract Is Held By Or For the Benefit of Certain Nonnatural Persons

    In the case of Contracts issued after June 8, 1997 to a nonnatural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that are considering purchasing the Contract, or entities that will be Beneficiaries under a Contract, should consult a tax adviser.

QUALIFIED RETIREMENT PLANS

In General

    The Contracts are also designed for use in connection with certain types of retirement plans which receive favorable treatment under the Internal Revenue Code. Numerous special tax rules apply to the participants in Qualified Plans and to Contracts used in connection with Qualified Plans. Therefore, no attempt is made in this Prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

    The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, both the amount of the contribution that may be made, and the tax deduction or exclusion that the Owner may claim for such contribution, are limited under Qualified Plans and vary with the type of plan. Also, for full surrenders, partial surrenders, systematic withdrawals and annuity income payments under Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Similarly, loans from Qualified Contracts, where available, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (Owners should always consult their tax advisors and retirement plan fiduciaries prior to exercising any loan privileges that are available.) Both the amount of the contribution that may be made, and the tax deduction or exclusion that the Owner may claim for such contribution, are limited under Qualified Plans.

    If you use this Contract in connection with a Qualified Plan, the Owner and Annuitant must be the same individual. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act ("ERISA"), the spouse or former spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or former spouse to change Annuity Options or make a full or partial surrender of the Contract.

    In addition, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. For example, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Internal Revenue Code. Furthermore, failure to comply with minimum distribution requirements applicable to Qualified Plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the Qualified Plan. In the case of Individual Retirement Accounts or Annuities ("IRAs"), distributions of minimum amounts (as specified in the tax law) must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires.

    There may be a 10% penalty tax on the taxable amount of payments from certain Qualified Contracts. There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an IRA, exceptions provide that the penalty tax does not apply to a payment:

  (a)
  received on or after the Owner reaches age 59 1/2;

  (b)
  received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

  (c)
  made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and his designated beneficiary (as defined in the tax law).

    These exceptions, as well as certain others not described herein, generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under sections 401 and 403, exception "c" above for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for qualified first time home purchases or for higher education expenses. Special conditions must be met for these two exceptions to the penalty tax. Those wishing to take a distribution from an IRA for these purposes should consult their tax advisor.

    When issued in connection with a Qualified Plan, a Contract will be amended as generally necessary to conform to the requirements of the plan. However, Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, the Company shall not be bound by terms and conditions of Qualified Plans to the extent such terms and conditions contradict the Contract, unless the Company consents.

    Following are brief descriptions of various types of Qualified Plans in connection with which the Company may issue a Contract.

Individual Retirement Accounts and Annuities.

    Section 408 of the Internal Revenue Code permits eligible individuals to contribute to an individual retirement program known as IRAs. IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and on the time when distributions may commence. Also, subject to the direct rollover and mandatory withholding requirements (discussed below), distributions from certain Qualified Plans may be "rolled over" on a tax-deferred basis into an IRA.

    The Contract may not, however, be used in connection with an "Education IRA" under Section 530 of the Code, a "Simplified Employee Pension" under Section 408(k) of the Internal Revenue Code, or a "Simple IRA" under Section 408(p) of the Code.

    IRAs generally may not invest in life insurance contracts, but an annuity that is purchased by, or used as, an IRA may provide a death benefit that equals the greater of the premiums paid and the contract's cash value. The Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that the death benefit could be viewed as violating the prohibition on investment in life insurance contracts with the result that the Contract would not be viewed as satisfying the requirements of an IRA.

Roth IRAs.

    Section 408A of the Internal Revenue Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, "qualified distributions" from a Roth IRA will be excludable from income.

    A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be either (1) made after the Owner attains age 59 1/2; (2) made after the Owner's death; (3) attributable to the Owner being disabled; or (4) a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Internal Revenue Code. In addition, distributions from Roth IRAs need not commence when the owner attains age 70 1/2. A Roth IRA may accept a "qualified rollover contribution" from a non-Roth IRA, but a Roth IRA may not accept rollover contributions from other qualified plans. The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA.

    As described above (see "Individual Retirement Annuities"), there is some uncertainty regarding the proper characterization of the Contract's death benefit for purposes of the tax rules governing IRAs (which include Roth IRAs).

Corporate and Self-employed ("H.R. 10" and "Keogh") Pension and Profit-sharing Plans.

    Sections 401(a) and 403(a) of the Internal Revenue Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contract in order to provide benefits under the plans. The Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that the IRS could characterize the death benefit as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in currently taxable income to participants. Those who intend to use the Contract in connection with such plans should seek competent advice.

Section 403(b) Policies.

    Section 403(b) of the Internal Revenue Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Internal Revenue Code to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. Purchasers of the Contracts for use as a "Section 403(b) Policy" should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with such Contracts. In particular, purchasers and their advisers should consider that the Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that the IRS could characterize the death benefit as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under a Section 403(b) Policy. Even if the IRS characterized the death benefit under the Contract as an incidental death benefit, it is unlikely to violate those limits unless the purchaser also purchases a life insurance contract as part of his or her Section 403(b) Policy.

    Section 403(b) Policies contain restrictions on withdrawals of:

  (i)
  contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

  (ii)
  earnings on those contributions; and

  (iii)
  earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988.

    These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, become disabled, or in the case of hardship. Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon can not be distributed on account of hardship. (These limitations on withdrawals do not apply to the extent the Company is directed to transfer some or all of the Contract Value to the issuer of another Section 403(b) Policy or into a Section 403(b)(7) custodial account.)

Deferred Compensation Plans of State and Local Governments and Tax-exempt Organizations.

    Section 457 of the Internal Revenue Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. The Contract will be issued in connection with a Section 457 deferred compensation plan sponsored by a state or local government only if the plan has established a trust to hold plan assets, including the Contract.

Direct Rollovers

    If your Contract is used in connection with a pension, profit-sharing, or annuity plan qualified under sections 401(a) or 403(a) of the Internal Revenue Code, or is a Section 403(b) Policy, any "eligible rollover distribution" from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under section 401(a) of the Internal Revenue Code, qualified annuity plan under section 403(a) of the Internal Revenue Code, or section 403(b) annuity or custodial account, excluding certain amounts (such as minimum distributions required under section 401(a)(9) of the Internal Revenue Code, distributions which are part of a "series of substantially equal periodic payments" made for life or a specified period of 10 years or more), or hardship distributions as defined in the tax law.

    Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain Qualified Plans. Prior to receiving an eligible rollover distribution, you will receive a notice (from the plan administrator or the Company) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct transfer.

FEDERAL INCOME TAX WITHHOLDING

    Protective Life will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the distributee notifies Protective Life at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Protective Life may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments (including surrenders prior to the Annuity Commencement Date) and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs is 10%. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

GENERAL MATTERS

The Contract

    The Contract and its attachments, including the copy of your application and any endorsements, riders and amendments, constitute the entire agreement between you and us. All statements in the application shall be considered representations and not warranties. The terms and provisions of this Contract are to be interpreted in accordance with the Internal Revenue Code and applicable regulations.

Error In Age Or Gender

    When a benefit of the Contract is contingent upon any person's age or gender, we may require proof of such. We may suspend payments until we receive proof. When we receive satisfactory proof, we will make the payments which were due during the period of suspension. Where the use of unisex mortality rates is required, we will not determine or adjust benefits based upon gender.

    If after we receive proof of age and gender (where applicable), we determine that the information you furnished was not correct, we will adjust any benefit under this Contract to that which would be payable based upon the correct information. If we have underpaid a benefit because of the error, we will make up the underpayment in a lump sum. If the error resulted in an overpayment, we will deduct the amount of the overpayment from any current or future payment due under the Contract. We will deduct up to the full amount of any current or future payment until the overpayment has been fully repaid. Underpayments and overpayments will bear interest at an annual effective interest rate of 3% when permitted by the state of issue.

Incontestability

    We will not contest the Contract.

Non-participation

    The Contract is not eligible for dividends and will not participate in Protective Life's surplus or profits.

Assignment

    You have the right to assign the Contract if it is a non-qualified contract. We do not assume responsibility for the assignment. Any claim made under an assignment is subject to proof of the nature and extent of the assignee's interest prior to payment by us. Assignments have federal income tax consequences. (See "Assignments, Pledges and Gratuitous Transfers" in the prospectus.)

Notice

    All instructions and requests to change or assign the Contract must be in writing in a form acceptable to us, signed by the Owner(s), and received at our administrative office. The instruction, change or assignment will relate back to and take effect on the date it was signed, except we will not be responsible for following any instruction or making any change or assignment before we receive it.

Modification

    No one is authorized to modify or waive any term or provision of this Contract unless we agree to the modification or waiver in writing and it is signed by our President, Vice-President or Secretary. We reserve the right to change or modify the provisions of this Contract to conform to any applicable laws, rules or regulations issued by a government agency, or to assure continued qualification of the Contract as an annuity contract under the Internal Revenue Code. We will send you a copy of the endorsement that modifies the Contract, and where required we will obtain all necessary approvals, including that of the Owner(s).

Reports

    At least annually prior to the Annuity Commencement Date, we will send to you at the address contained in our records a report showing the current Contract Value and any other information required by law.

Settlement

    Benefits due under this Contract are payable from our administrative office. You may apply the settlement proceeds to any payout option we offer for such payments at the time you make the election. Unless directed otherwise in writing, we will make payments according to the Owner's instructions as contained in our records at the time we make the payment. We shall be discharged from all liability for payment to the extent of any payments we make.

Receipt of Payment

    If any Owner, Annuitant, Beneficiary or Payee is incapable of giving a valid receipt for any payment, we may make such payment to whomever has legally assumed his or her care and principal support. Any such payment shall fully discharge us to the extent of that payment.

Protection of Proceeds

    To the extent permitted by law and except as provided by an assignment, no benefits payable under this Contract will be subject to the claims of creditors.

Minimum Values

    The values available under the Contract are at least equal to the minimum values required in the state where the Contract is delivered.

Application of Law

    The provisions of the Contract are to be interpreted in accordance with the laws of the state where the Contract is delivered, with the Internal Revenue Code and with applicable regulations.

No Default

    The Contract will not be in default if subsequent Purchase Payments are not made.

DISTRIBUTION OF THE CONTRACTS

    Protective Life reserves the right to stop offering the Contracts at any time. Investment Distributors, Inc. serves as principal underwriter (as defined in the 1940 Act) for the Contracts. Investment Distributors, Inc. has agreed to use its best efforts to sell the Contracts. Investment Distributors, Inc. is a wholly-owned subsidiary of PLC and has the same address as Protective Life. Applications for Contracts are solicited by agents who are licensed by applicable state insurance authorities to sell Protective Life's Contracts and who are also registered representatives of broker/ dealers having a distribution agreement with Investment Distributors, Inc. or broker/dealers having a distribution agreement with such broker/dealer. Investment Distributors, Inc. is an affiliate of Protective Life Insurance Company and is registered with the SEC under the Securities Exchange Act of 1934 as a broker/dealer. Investment Distributors, Inc. is a member of the National Association of Securities Dealers, Inc. The maximum commission Protective Life will pay is 7% of the Purchase Payments for the sale of a Contract, not including subsequent asset-based commissions.

Inquiries

    You may make inquiries regarding a Contract by writing to Protective Life at its administrative office.

YEAR 2000 COMPUTER COMPLIANCE ISSUES

    As of March 31, 2000, Protective Life has had no Year 2000 issues which have impaired its operations. Although Protective believes it has made all of the modifications necessary for its systems to process transactions dated beyond 1999, it is possible that Year 2000 issues involving Protective Life or its service providers may emerge during 2000. Therefore, there can be no assurances that the Year 2000 issue will not otherwise adversely affect Protective.

    Should some of Protective Life's systems become unavailable due to Year 2000 problems, in a reasonably likely worst case scenario, Protective could experience delays in its ability to perform certain functions, but we do not expect an inability to perform critical functions or to otherwise conduct business. However, other worst case scenarios could have an adverse effect on Protective and its operations.

IMSA

    Protective Life Insurance Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

LEGAL PROCEEDINGS

    There are at present no legal proceedings to which the Variable Account is a party or the assets of the Variable Account are subject. Protective Life is involved in pending and threatened proceedings in which claims for monetary damages or penalties may be asserted. Management, after consultation with legal counsel, does not believe that such proceedings are material, nor does it anticipate the ultimate liability arising from any such proceeding would be material, to Protective Life in relation to its total assets. Such proceedings are not related to the Variable Account.

VOTING RIGHTS

    In accordance with its view of applicable law, Protective Life will vote the Fund shares held in the Variable Account at special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Sub-Accounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or Protective Life determines that it is allowed to vote such shares in its own right, it may elect to do so.

    The number of votes available to an Owner will be calculated separately for each Sub-Account of the Variable Account, and may include fractional votes. The number of votes attributable to a Sub-Account will be determined by applying an Owner's percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. An Owner holds a voting interest in each Sub-Account to which that Owner has allocated Accumulation Units or Annuity Units. Before the Annuity Commencement Date, the Owner's percentage interest, if any, will be percentage of the dollar value of Accumulation Units allocated for his or her Contract to the total dollar value of that Sub-Account. On or after the Annuity Commencement Date, the Owner's percentage interest, if any, will be percentage of the dollar value of the liability for future variable income payments to be paid from the Sub-Account to the total dollar value of that Sub-Account. The liability for future payments is calculated on the basis of the mortality assumptions, (if any), the Assumed Investment Return and the Annuity Unit Value of that Sub-Account. Generally, as variable income payments are made to the payee, the liability for future payments decreases as does the number of votes.

    The number of votes which are available to the Owner will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of that Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

    Shares as to which no timely instructions are received and shares held by Protective Life in a Sub-Account as to which no Owner has a beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that Sub-Account. Voting instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast on that item.

    Each person having a voting interest in a Sub-Account will receive proxy materials, reports, and other materials relating to the appropriate Fund.

FINANCIAL STATEMENTS

    The audited statement of assets and liabilities of The Protective Variable Annuity Separate Account as of December 31, 1999, and 1998 and the related statements of operations and changes in net assets for the years ended December 31, 1999 and 1998 as well as the Report of Independent Accountants are contained in the Statement of Additional Information.

    The audited consolidated balance sheets for Protective Life as of December 31, 1999 and 1998 and the related consolidated statements of income, share-owner's equity, and cash flows for the three years ended December 31, 1999 and the related financial statement schedules as well as the Report of Independent Accountants are contained in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS

APPENDIX A

Explanation of The Variable Annuitization Calculation

    Assuming a Contract Value (less applicable charges and premium taxes) of $100,000 on the Annuity Commencement Date and annual variable income payments selected under Option A with a 5 year certain period, the dollar amount of the payment determined, but not paid, on the Annuity Commencement Date is calculated using an interest assumption of 5%, as shown below.

    There are 5 annual payments scheduled. Assuming an interest rate of 5%, the applied Contract Value is then assumed to have a balance of $0 after the last payment is made at the end of the 5th year. The amount of the payment determined on the Annuity Commencement Date is the amount necessary to force this balance to $0.

Date	Interest Earned During Year at 5%	Contract Value Before Payment	Payment Made	Contract Value After Payment
Annuity Commencement Date		$100,000.00	$0.00	$100,000.00
End of 1st year	$5,000.00	$105,000.00	$23,097.48	$81,902.52
End of 2nd year	$4,095.13	$85,997.65	$23,097.48	$62,900.17
End of 3rd year	$3,145.01	$66,045.17	$23,097.48	$42,947.69
End of 4th year	$2,147.38	$45,095.08	$23,097.48	$21,997.60
End of 5th year	$1,099.88	$23,097.48	$23,097.48	$0.00

    Assuming an interest rate of 5%, a payment of $23,097.48 is determined, but not paid, on the Annuity Commencement Date.

    The actual variable income payment made at the end of the 1st year will equal $23,097.48 only if the net investment return during the 1st year equals 5%. If the net investment return exceeds 5%, then the 1st payment will exceed $23,097.48. If the net investment return is less than 5%, then the 1st payment will be less than $23,097.48.

    Subsequent variable income payments will vary based on the net investment return during the year in which the payment is scheduled to be made. A payment will equal the payment made at the end of the prior year only if the net investment return equals 5%. If the net investment return exceeds 5%, then the payment will exceed the prior payment. If the net investment return is less than 5%, then the payment will be less than the prior payment.

A-1

APPENDIX B
MATTERS RELATING TO CONTRACTS OFFERED PRIOR TO MAY 1, 1996

    Contracts issued before May 1, 1996 and Contracts issued in certain states after May 1, 1996 are different in certain regards including but not limited to providing an option that allows Owners to take loans against their Contracts, a different guaranteed death benefit than the death benefit described on page 28, and different procedures relating to the death benefit than those described elsewhere in this Prospectus. (For a list of these states, please contact our home office or your registered representative.) Owners with the different guaranteed death benefit must refer to the discussion in this appendix together with the other sections of this Prospectus in order to determine their rights and benefits under the Contract.

Purchase Payments

    For Contracts issued in the State of Oregon before May 1, 1996, Protective Life will only accept a single Purchase Payment.

Loan Privilege

    The Loan Privilege is an additional feature that is only available for Section 403(b) Contracts issued before May 1, 1996, and those issued in certain states after that date, that are not subject to Title 1 of ERISA. Under this feature, Owners may obtain loans using only their Contracts as security for the loan. Any such loan will be subject to the requirements of the Internal Revenue Code and applicable retirement program rules, so you should always consult a tax adviser and a retirement plan adviser before exercising the loan privilege.

    The total amount available for a loan at any given time is the lesser of:

  (1)
  80% of the Contract Value less any outstanding debt under the Contract (including any interest that has accrued on the debt), or

  (2)
  an amount which, when added to the existing debt under the Contract, does not exceed the lesser of:

  (a)
  $50,000 (reduced by any amount by which that the greatest outstanding debt under the Contract during the previous one year period exceeds the outstanding debt as of the date of the loan), or

  (b)
  $10,000 or, if it is greater than $10,000, one half of the Contract Value.

    For purposes of determining the permitted loan amount under federal tax law, one must aggregate certain employer plans. You should consult a tax advisor to determine the maximum amount you may take as a loan without having a taxable distribution for federal tax purposes. In addition, for certain section 403(b) Contracts, the minimum loan available is $1,000.

    We will only make loans if you make your request in the form of a properly completed written loan application. We will make loans within seven days of receiving your completed written loan application, subject to postponement under the same circumstances that the payment of surrenders may be postponed. (See "Suspension or Delay in Payments.") When you request a loan, we will reduce your Contract Value (on a pro rata basis among the investments in the Allocation Options, unless you request otherwise) by the amount of the loan. We will then transfer that amount to the loan account, which is part of Protective Life's general account. The amounts in the loan account will not be included in the investment experience of any Sub-Account. You must repay any loan within five years, making at least quarterly payments in substantially equal amounts. The repayment period on a loan may be longer than five years, however, if the purpose of the loan is to acquire a principal place of residence. In such a case, you may prepay the loan, in whole or in part, at any time while the Contract is in force. Failure to make timely payments may have tax consequences.

    When you have repaid the loan, the amount of your repayment will be transferred from the loan account back into the Variable Account and the Guaranteed Account. If you do not designate otherwise, the repayment will be allocated in accordance with your most recent instructions for allocations. On each Contract Anniversary, we will transfer from the Contract Value (from the Allocation Options as described above) to the loan account any amount by which your debt on the Contract exceeds the balance on the loan account.

    We charge interest at 6% per year on Contract loans. Loan interest is payable on amounts in arrears and, unless you repay it in cash, the accrued loan interest will be added to the amount of your debt and will also bear an interest rate of 6% per year. We credit interest on amounts held in the loan account at 4% per year. As a result, the net cost of loans under the Contract is 2% per year. If the debt on a Contract ever exceeds the Contract Value, the Contract will be in default and you will receive a notice indicating the payment you will need to make in order to bring the Contract out of default. You will have 31 days as a grace period in which to pay the default amount after which, if you have not paid the default amount, the Contract may be terminated without value.

    The amount of any debt will be deducted from the death benefit. Regardless of whether it is repaid or not, debt will have a permanent effect on the Contract Value because the investment results of the Guaranteed and Variable Accounts will only apply to the unborrowed portions of the Contract Value. The longer the debt is outstanding, the greater this effect is likely to be.

Death Benefit

    For Contracts issued prior to May 1, 1996, and those issued in certain states after that date, the guaranteed death benefit until the 6th Contract Anniversary equals the sum of the Guaranteed Account plus the greater of:

  (1)
  the Variable Account Value; or

  (2)
  the total Purchase Payment(s) allocated to the Variable Account,

  (a)
  plus any amounts transferred to the Variable Account,

  (b)
  plus interest at a compounded annual effective interest rate of 5% credited as of each Contract Anniversary until the 80th birthday of any Owner, and

  (c)
  minus any previous transfers from the Variable Account, partial surrenders, and any applicable Surrender Charges and contract maintenance fees

    Beginning on the 6th Contract Anniversary, if the Owner dies before his or her 90th birthday, the guaranteed death benefit is the greater of:

    (1)
    the death benefit that is also applicable prior to the 6th Contract Anniversary; or

    (2)
    the greatest annual reset anniversary value attained.

    We will determine an annual reset anniversary value on the 6th Contract Anniversary and for each Contract Anniversary thereafter occurring before the earlier of the Owner's 80th birthday or date of death. Each annual reset anniversary value is equal to the sum of:

    (1)
    the Contract Value on that Contract Anniversary; plus

    (2)
    all Purchase Payments since that Contract Anniversary; minus

    (3)
    all amounts surrendered, including associated surrender charges, since that Contract Anniversary.

    If the death benefit is not taken in one sum immediately, the Contract will be continued and any increase in the Contract Value will be allocated among the Allocation Options in proportion to their values immediately prior to the Owners' death. In such a case, the entire interest in the Contract must be distributed within five years of the Owner's death unless:

  (a)
  the entire interest in the Contract is distributed over the life of the Beneficiary, or over a period that does not extend beyond the life expectancy of the Beneficiary, with distributions beginning within one year of the Owner's death; or

  (b)
  the Beneficiary is the deceased Owner's spouse and elects to continue the Contract and become the new Owner. If the Beneficiary is the deceased Owner's spouse and makes this election, the entire interest in the Contract must be distributed to the new Beneficiary within five years of the spouse's death.

APPENDIX C
MATTERS RELATING TO CONTRACTS OFFERED PRIOR TO MAY 1, 1999

    Contracts issued before May 1, 1999 are different in that the DCA Fixed Accounts include an additional account that is not available in Contracts with an Effective Date of May 1, 1999 or later. Owners of these Contracts must refer to the discussion in this appendix together with the other sections of this Prospectus in order to determine their rights and benefits under this Contract.

The Pre-May 1, 1999 DCA Fixed Account

    The Pre-May 1, 1999 DCA Fixed Account is identical to the DCA Fixed Accounts offered after May 1, 1999 with the following exceptions:

  •
  You may determine the amount we systematically or automatically transfer from this account without reference to a scheduled number of dollar cost averaging transfers. The minimum amount you may systematically or automatically transfer from this account, however, is $100.

  •
  You may allocate Purchase Payments to this account with an account balance that is greater than $0.

  •
  Interest rates on this account are only guaranteed for a fixed period and the interest rates we offer for any such interest guaranteed period may differ from those we offer in a subsequent interest guaranteed period. We determine the interest rate we offer for any interest guaranteed period at our sole discretion, but the interest rate we offer is never less than 3%. We currently offer interest guaranteed periods of 12 months.

    The Fixed Account and the DCA Fixed Accounts are not available in the state of Oregon for contracts issued on or after May 1, 1996.

C-1

    Please tear off, complete and return this form to order a free Statement of Additional Information for the Contracts offered under the prospectus. Address the form to Protective Life's Investment Products Division, customer service center at the address shown on the cover.

    Please send me a free copy of the Statement of Additional Information for the Protective Variable Annuity.

Name	Social Security No.

Address

City, State, Zip

Daytime Telephone Number

PART B

INFORMATION REQUIRED TO BE IN

THE STATEMENT OF ADDITIONAL INFORMATION

PROTECTIVE LIFE INSURANCE COMPANY
P.O. Box 10648
Birmingham, Alabama 35202-0648
Telephone: 1-800-456-6330
 STATEMENT OF ADDITIONAL INFORMATION
PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT
THE PROTECTIVE VARIABLE ANNUITY
AN INDIVIDUAL FLEXIBLE PREMIUM
DEFERRED VARIABLE AND FIXED ANNUITY CONTRACT

    This Statement of Additional Information contains information in addition to the information described in the Prospectus for the Protective Variable Annuity, an individual flexible premium deferred variable and fixed annuity contract (the "Contract") offered by Protective Life Insurance Company. This Statement of Additional Information is not a Prospectus. It should be read only in conjunction with the Prospectuses for the Contract and the Funds. The Prospectus is dated the same as this Statement of Additional Information. You may obtain a copy of the Prospectus by writing or calling us at our address or phone number shown above.

    THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2000.

STATEMENT OF ADDITIONAL INFORMATION

2

CALCULATION OF YIELDS AND TOTAL RETURNS

    From time to time, Protective Life may disclose yields, total returns, and other performance data pertaining to the Contracts for a Sub-Account. Such performance data will be computed or accompanied by performance data computed, in accordance with the standards defined by the Securities and Exchange Commission ("SEC").

    Because of the charges and deductions imposed under a Contract, yields for the Sub-Accounts will be lower than the yields for their respective Funds. The calculations of yields, total returns, and other performance data do not reflect the effect of premium tax that may be applicable to a particular Contract. Premium taxes currently range from 0% to 3.50% of premium based on the state in which the Contract is sold.

Oppenheimer Money Fund Sub-Account Yield

    From time to time, advertisements and sales literature may quote the current annualized yield of the Oppenheimer Money Fund Sub-Account for a seven-day period in a manner which does not take into consideration any realized or unrealized gain, or losses on shares of the Oppenheimer Variable Account Funds Money Fund/VA or on its portfolio securities.

    This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the seven day period in value of a hypothetical account under a Contract having a balance of 1 Accumulation Unit of the Oppenheimer Money Fund Sub-Account at the beginning of the period, dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: 1) net income from the Oppenheimer Variable Account Funds Money Fund/VA attributable to the hypothetical account; and 2) charges and deductions imposed under the Contract attributable to the hypothetical account. The charges and deductions reflect the per unit charges for the hypothetical account for: 1) the Annual Contract Maintenance Fee; 2) Administration Charge; and 3) the Mortality and Expense Risk Charge. For purposes of calculating current yields for a Contract, an average per unit Contract Maintenance Fee is used based on the $35 Contract Maintenance Fee deducted at the end of each Contract Year. Current Yield will be calculated according to the following formula:

      Current Yield = ((NCS-ES)/UV) × (365/7)

    Where:

NCS
the net change in the value of the Fund (exclusive of unrealized gains or losses on the sale of securities and unrealized appreciation and depreciation) for the seven-day period attributable to a hypothetical Account having a balance of 1 Sub-Account Accumulation Unit.
ES	per unit expenses attributable to the hypothetical account for the seven-day period.
UV	the Accumulation Unit value as of the end of the last day of the prior seven-day period.

    The effective yield of the Oppenheimer Variable Account Funds Money Fund Sub-Account determined on a compounded basis for the same seven-day period may also be quoted.

    The effective yield is calculated by compounding the unannualized base period return according to the following formula:

      Effective Yield = (1+((NCS-ES)/UV))365/7 - 1

3

    Where:

NCS
the net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the seven-day period attributable to a hypothetical account having a balance of 1 Sub-Account Accumulation Unit.
ES	per Accumulation Unit expenses attributable to the hypothetical account for the seven-day period.
UV	the Accumulation Unit value as of the end of the last day of the prior seven-day period.

    Because of the charges and deductions imposed under the Contract, the current and effective yields for the Oppenheimer Money Fund Sub-Account will be lower than such yields for the Oppenheimer Variable Account Funds Money Fund.

    The current and effective yields on amounts held in the Oppenheimer Money Fund Sub-Account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Oppenheimer Money Fund Sub-Account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Oppenheimer Variable Account Funds Money Fund, the types of quality of portfolio securities held by the Oppenheimer Variable Account Funds Money Fund and the Oppenheimer Money Fund's operating expenses. Yields on amounts held in the Oppenheimer Money Fund Sub-Account may also be presented for periods other than a seven day period.

Other Sub-Account Yields

    From time to time, sales literature or advertisements may quote the current annualized yield of one or more of the Sub-Accounts (except the Oppenheimer Money Fund Sub-Account) for a Contract for 30-day or one-month periods. The annualized yield of a Sub-Account refers to income generated by the Sub-Account over a specific 30 day or one month period. Because the yield is annualized, the yield generated by a Sub-Account during a 30-day or one-month period is assumed to be generated each period over a 12-month period.

    The yield is computed by: 1) dividing the net investment income of the Fund attributable to the Sub-Account Accumulation Units less Sub-Account expenses for the period; by 2) the maximum offering price per Accumulation Unit on the last day of the period times the daily average number of units outstanding for the period; by 3) compounding that yield for a six-month period; and by 4) multiplying that result by 2. Expenses attributable to the Sub-Account include the Annual Contract Maintenance Fee, the Administration Charge and the Mortality and Expense Risk Charge. The yield calculation assumes an Contract Maintenance Fee of $35 per year per Contract deducted at the end of each Contract Year. For purposes of calculating the 31-day or one-month yield, an average administration fee per dollar of Contract value in the Variable Account is used to determine the amount of the charge attributable to the Sub-Account for the 30-day or one-month period. The 30 day or one month yield is calculated according to the following formula:

      Yield = 2 × [(((N1-ES)/ (U × UV))+1)6 - 1]

    Where:

N1	net income of the Fund for the 30 day or one month period attributable to the Sub-Account Accumulation Units.
ES	expenses of the Sub-Account for the 30 day or one month period.
U	the average number of Accumulation Units outstanding.
UV	the Accumulation Unit value as of the end of the last day in the 30 day or one month period.

4

    Because of the charges and deductions imposed under the Contracts, the yield for the Sub-Account will be lower than the yield for the corresponding Fund.

    The yield on the amounts held in the Sub-Accounts normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Sub-Account's actual yield is affected by the types and quality of portfolio securities held by the corresponding Fund and its operating expenses.

    Yield calculations do not take into account the surrender charge under the Contract equal to 2% to 7% of Purchase Payments during the six years prior to the surrender (including the year in which the surrender is made) on amounts surrendered.

Total Returns

    From time to time, sales literature or advertisements may also quote average annual total returns for one or more of the Sub-Accounts for various periods of time.

    Until a Sub-Account has been in operation for 10 years, Protective Life will always include quotes of standard average annual total return for the period measured from the date that Sub-Account began operations. When a Sub-Account has been in operation for 1, 5, and 10 years, respectively, the standard average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed.

    Average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. The ending date of each period for which total return quotations are provided will generally be for the most recent month-end practicable considering the type and media of the communication and will be stated in the communication.

    All average annual total returns will be calculated using Sub-Account unit values computed on each Valuation Day based on the performance of the Sub-Account's underlying Fund, the deductions for the mortality and expense risk charge and the administration charge.

    The standard average annual total return calculation assumes that the contract maintenance fee is $35 per year per contract, expressed as a percentage of the average Contract Value. For any period less than seven years, the standard average annual total return will also reflect the deduction of a surrender charge. The standard average annual total return will be calculated according to the following formula:

      TR = (ERV/P)1/N - 1

    Where:

TR	=	the average annual total return net of Sub-Account recurring charges.
ERV	=	the ending redeemable value (net of any applicable charges) of the hypothetical account at the end of the period.
P	=	a hypothetical single Purchase Payment of $1,000.
N	=	the number of years in the period.

    In addition to standard average annual total returns, sales literature or advertisements may from time to time also quote nonstandard average annual total returns that do not reflect the surrender charge, the Contract maintenance fee, or both. These nonstandard average annual total returns are calculated in exactly the same way as standard average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account the surrender charge, the Contract maintenance fee, or both.

5

    Protective Life may also disclose cumulative total returns in conjunction with the formats described above. The cumulative total returns will be calculated using the following formula:

      CTR = (EV/P) - 1

    Where:

CTR	=	The cumulative total return net of Sub-Account recurring charges for the period.
ERV	=	The ending value of the hypothetical investment at the end of the period that does not take into account the surrender charge, the Contract maintenance fee, or both.
P	=	A hypothetical single Purchase Payment of $1,000.

Effect of The Contract Maintenance Fee On Performance Data

    The Contract provides for a $35 annual contract maintenance fee to be deducted at the end of each Contract Year from the Sub-Accounts based on the proportion that the value of each Sub-Account bears to the total Contract Value. For purposes of reflecting the contract maintenance fee in yield and total return quotations, the annual charge is converted into a per-dollar per-day charge based on the average Variable Account value of all Contracts on the last day of the period for which quotations are provided. The per-dollar per-day average charge is then adjusted to reflect the basis upon which the particular quotation is calculated.

SAFEKEEPING OF ACCOUNT ASSETS

    Title to the assets of the Variable Account are held by Protective Life. The assets are kept physically segregated and held separate and apart from the Company's General Account assets and from the assets in any other separate account.

    Records are maintained of all purchases and redemptions of Fund shares held by each of the Sub-Accounts.

    The officers and employees of Protective Life are covered by an insurance company blanket bond issued in the amount of $20 million dollars. The bond insures against dishonest and fraudulent acts of officers and employees.

STATE REGULATION

    Protective Life is subject to regulation and supervision by the Department of Insurance of the State of Tennessee which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. A copy of the Contract form has been filed with, and where required approved by, insurance officials in each jurisdiction where the Contracts are sold. Protective Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

RECORDS AND REPORTS

    Protective Life will maintain all records and accounts relating to the Variable Account. As presently required by the 1940 Act and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Owner(s) periodically at the last known address.

6

LEGAL MATTERS

    Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

EXPERTS

    The statement of assets and liabilities of The Protective Variable Annuity Separate Account as of December 31, 1999 and 1998 and the related statements of operations and changes in net assets for the years ended December 31, 1999 and 1998 and the consolidated balance sheets of Protective Life as of December 31, 1999 and 1998 and the related consolidated statements of income, share-owner's equity and cash flows for each of the three years ended December 31, 1999 and the related financial statement schedules included in this Statement of Additional Information and in the registration statement have been included herein in reliance on the report of PricewaterhouseCoopers LLP of Birmingham, AL, independent accountants, given on the authority of that firm as experts in accounting and auditing.

OTHER INFORMATION

    A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N. W., Washington, D.C. 20549.

FINANCIAL STATEMENTS

    The audited statement of assets and liabilities of The Protective Variable Annuity Separate Account as of December 31, 1999 and 1998 and the related statements of operations and changes in net assets for the years ended December 31, 1999 and 1998 as well as the Report of Independent Accountants are contained herein.

    The audited consolidated balance sheets for Protective Life as of December 31, 1999 and 1998 and the related consolidated statements of income, share-owner's equity, and cash flows for the years ended December 31, 1999, 1998 and 1997 as well as the Report of Independent Accountants are contained herein.

    Financial Statements follow this page.

7

    All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

REPORT OF INDEPENDENT ACCOUNTANTS

     To the Contract Owners and Board of Directors
of Protective Life Insurance Company

    In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and changes in net assets listed in the accompanying index on page F-1 of this Form N-4 present fairly, in all material respects, the financial position of The Protective Variable Annuity Separate Account (the Separate Account) at December 31, 1999 and 1998, and the results of its operations and changes in net assets for the years then ended, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

March 20, 2000
Birmingham, Alabama

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Assets
Investment in sub-accounts at market value	$342,912	$221,310	$62,933	$80,004	$366,323	$260,922	$1,023
Receivable from Protective Life Insurance Company	5	0	12	0	6	9	0

Total assets	342,917	221,310	62,945	80,004	366,329	260,931	1,023

Liabilities
Payable to Protective Life Insurance Company	0	0	0	0	0	0	0

Net assets	$342,917	$221,310	$62,945	$80,004	$366,329	$260,931	$1,023

The accompanying notes are an integral part of these financial statements.

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
Assets
Investment in sub-accounts at market value	$12,968	$66,218	$62,090	$66,100	$32,494	$2,891	$2,492
Receivable from Protective Life Insurance Company	0	35	13	0	6	1	27

Total assets	12,968	66,253	62,103	66,100	32,500	2,892	2,519

Liabilities
Payable to Protective Life Insurance Company	1	0	0	1	0	0	0

Net assets	$12,967	$66,253	$62,103	$66,099	$32,500	$2,892	$2,519

The accompanying notes are an integral part of these financial statements.

	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income
Assets
Investment in sub-accounts at market value	$32,243	$55,566	$56,379	$14,621	$27,246	$5,689	$1,050
Receivable from Protective Life Insurance Company	0	1	0	0	0	5	0

Total assets	32,243	55,567	56,379	14,621	27,246	5,694	1,050

Liabilities
Payable to Protective Life Insurance Company	5	0	2	0	0	0	0

Net assets	$32,238	$55,567	$56,377	$14,621	$27,246	$5,694	$1,050

The accompanying notes are an integral part of these financial statements.

	Van Eck Hard Asset	Van Eck Real Estate	Total
Assets
Investment in sub-accounts at market value	$56	$161	$1,773,691
Receivable from Protective Life Insurance Company	0	0	120

Total assets	56	161	1,773,811

Liabilities
Payable to Protective Life Insurance Company	0	0	9

Net assets	$56	$161	$1,773,802

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998
(In Thousands)

	PIC Money Market	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth	Calvert Social Balanced
Assets
Investment in sub-accounts at market value	$5,305	$386,297	$173,533	$62,451	$99,008	$261,457	$152,416	$550	$6,150
Receivable from Protective Life Insurance Company	0	0	0	0	0	0	0	0	0

Total assets	5,305	386,297	173,533	62,451	99,008	261,457	152,416	550	6,150

Liabilities
Payable to Protective Life Insurance Company	1	2	1	1	0	0	0	0	0

Net assets	$5,304	$386,295	$173,532	$62,450	$99,008	$261,457	$152,416	$550	$6,150

The accompanying notes are an integral part of these financial statements.

	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	Oppenheimer Aggressive Growth	Oppenheimer Growth	Oppenheimer Growth and Income	Oppenheimer Strategic Bond	Total
Assets
Investment in sub-accounts at market value	$16,564	$26,334	$19,391	$13,035	$11,330	$16,022	$20,092	$15,979	$1,285,914
Receivable from Protective Life Insurance Company	0	3	0	2	1	2	0	0	8

Total assets	16,564	26,337	19,391	13,037	11,331	16,024	20,092	15,979	1,285,922

Liabilities
Payable to Protective Life Insurance Company	1	0	1	0	0	0	0	0	7

Net assets	$16,563	$26,337	$19,390	$13,037	$11,331	$16,024	$20,092	$15,979	$1,285,915

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1999
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Investment income
Dividends	$272	$636	$0	$0	$45	$3	$0

Expense
Mortality and expense risk and administrative charges	5,109	2,541	895	1,235	4,381	2,854	9

Net investment income (loss)	(4,837)	(1,905)	(895)	(1,235)	(4,336)	(2,851)	(9)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(4,446)	364	(33)	(2,862)	1	19	0
Capital gain distribution	4,268	2,848	275	18	1,338	2,822	0

Net realized gain (loss) on investments	(178)	3,212	242	(2,844)	1,339	2,841	0
Net unrealized appreciation (depreciation) on investments during the period	21,080	51,512	(1,020)	2,623	64,170	50,513	172

Net realized and unrealized gain (loss) on investments	20,902	54,724	(778)	(221)	65,509	53,354	172

Net increase (decrease) in net assets resulting from operations	$16,065	$52,819	$(1,673)	$(1,456)	$61,173	$50,503	$163

The accompanying notes are an integral part of these financial statements.

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
Investment income
Dividends	$282	$0	$72	$122	$355	$0	$0

Expense
Mortality and expense risk and administrative charges	131	463	581	621	328	7	9

Net investment income (loss)	151	(463)	(509)	(499)	27	(7)	(9)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(8)	19	2	3	(1)	19	0
Capital gain distribution	966	0	378	146	659	49	0

Net realized gain (loss) on investments	958	19	380	149	658	68	0
Net unrealized appreciation (depreciation) on investments during the period	(65)	25,822	10,375	3,217	(433)	641	355

Net realized and unrealized gain (loss) on investments	893	25,841	10,755	3,366	225	709	355

Net increase (decrease) in net assets resulting from operations	$1,044	$25,378	$10,246	$2,867	$252	$702	$346

The accompanying notes are an integral part of these financial statements.

	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income
Investment income
Dividends	$0	$74	$109	$433	$1,062	$1	$0

Expense
Mortality and expense risk and administrative charges	241	444	501	128	312	19	7

Net investment income (loss)	(241)	(370)	(392)	305	750	(18)	(7)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	26	6	6	0	1	0	(11)
Capital gain distribution	0	810	184	0	0	2	0

Net realized gain (loss) on investments	26	816	190	0	1	2	(11)
Net unrealized appreciation (depreciation) on investments during the period	12,820	12,647	7,087	0	(352)	1,265	1

Net realized and unrealized gain (loss) on investments	12,846	13,463	7,277	0	(351)	1,267	(10)

Net increase (decrease) in net assets resulting from operations	$12,605	$13,093	$6,885	$305	$399	$1,249	$(17)

The accompanying notes are an integral part of these financial statements.

	Van Eck Hard Asset	Van Eck Real Estate	Total
Investment income
Dividends	$0	$0	$3,466

Expense
Mortality and expense risk and administrative charges	0	1	20,817

Net investment income (loss)	0	(1)	(17,351)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	(6,895)
Capital gain distribution	0	0	14,763

Net realized gain (loss) on investments	0	0	7,868
Net unrealized appreciation (depreciation) on investments during the period	3	(4)	262,429

Net realized and unrealized gain (loss) on investments	3	(4)	270,297

Net increase (decrease) in net assets resulting from operations	$3	$(5)	$252,946

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998
(In Thousands)

	PIC Money Market	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth	Calvert Social Balanced
Investment income
Dividends	$249	$4,636	$74	$1,425	$506	$1,545	$578	$0	$137

Expense
Mortality and expense risk and administrative charges	74	5,531	2,193	781	1,543	3,060	1,510	4	43

Net investment income (loss)	175	(895)	(2,119)	644	(1,037)	(1,515)	(932)	(4)	94

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	(18)	(17)	4	(81)	(2)	(16)	1	(4)
Capital gain distribution		26,646	8,165	1,574	11,786	2,694	2,672	6	308

Net realized gain (loss) on investments	0	26,628	8,148	1,578	11,705	2,692	2,656	7	304
Net unrealized appreciation (depreciation) on investments during the period	0	(45,439)	19,473	2,463	(30,579)	39,310	29,948	(21)	118

Net realized and unrealized gain (loss) on investments	0	(18,811)	27,621	4,041	(18,874)	42,002	32,604	(14)	422

Net increase (decrease) in net assets resulting from operations	$175	$(19,706)	$25,502	$4,685	$(19,911)	$40,487	$31,672	$(18)	$516

The accompanying notes are an integral part of these financial statements.

	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	Oppenheimer Aggressive Growth	Oppenheimer Growth	Oppenheimer Growth and Income	Oppenheimer Strategic Bond	Total
Investment income
Dividends	$0	$18	$0	$62	$10	$39	$12	$89	$9,380

Expense
Mortality and expense risk and administrative charges	121	209	127	92	90	122	137	129	15,766

Net investment income (loss)	$(121)	$(191)	$(127)	$(30)	$(80)	$(83)	$(125)	$(40)	$(6,386)

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	(2)	2	0	(8)	2	0	2	(137)
Capital gain distribution	54	240	0	72	105	465	256	57	55,100

Net realized gain (loss) on investments	54	238	2	72	97	467	256	59	54,963
Net unrealized appreciation (depreciation) on investments during the period	2,954	3,074	2,041	696	899	1,756	345	48	27,086

Net realized and unrealized gain (loss) on investments	3,008	3,312	2,043	768	996	2,223	601	107	82,049

Net increase (decrease) in net assets resulting from operations	$2,887	$3,121	$1,916	$738	$916	$2,140	$476	$67	$75,663

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 1999
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
From operations
Net investment income (loss)	$(4,837)	$(1,905)	$(895)	$(1,235)	$(4,336)	$(2,851)	$(9)
Net realized gain (loss) on investments	(178)	3,212	242	(2,844)	1,339	2,841	0
Net unrealized appreciation (depreciation) of investments during the period	21,080	51,512	(1,020)	2,623	64,170	50,513	172

Net increase (decrease) in net assets resulting from operations	16,065	52,819	(1,673)	(1,456)	61,173	50,503	163

From variable annuity contract transactions
Contract owners' net payments	7,964	4,812	3,257	1,644	16,355	15,094	137
Contract maintenance fees	(163)	(73)	(23)	(40)	(118)	(80)	(1)
Surrenders	(20,921)	(9,538)	(3,989)	(5,319)	(17,763)	(10,765)	(21)
Death benefits	(2,874)	(1,252)	(723)	(637)	(1,990)	(977)	0
Transfers (to) from other portfolios	(43,449)	1,010	3,646	(13,196)	47,215	54,740	195

Net increase (decrease) in net assets resulting from variable annuity contract transactions	(59,443)	(5,041)	2,168	(17,548)	43,699	58,012	310

Net increase (decrease) in net assets	(43,378)	47,778	495	(19,004)	104,872	108,515	473
Net assets, beginning of year	386,295	173,532	62,450	99,008	261,457	152,416	550

Net assets, end of year	$342,917	$221,310	$62,945	$80,004	$366,329	$260,931	$1,023

The accompanying notes are an integral part of these financial statements.

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
From operations
Net investment income (loss)	$151	$(463)	$(509)	$(499)	$27	$(7)	$(9)
Net realized gain (loss) on investments	958	19	380	149	658	68	0
Net unrealized appreciation (depreciation) of investments during the period	(65)	25,822	10,375	3,217	(433)	641	355

Net increase (decrease) in net assets resulting from operations	1,044	25,378	10,246	2,867	252	702	346

From variable annuity contract transactions
Contract owners' net payments	2,137	7,077	7,545	13,323	5,087	713	918
Contract maintenance fees	(5)	(14)	(16)	(15)	(9)	0	0
Surrenders	(406)	(1,299)	(1,230)	(1,560)	(949)	(8)	(43)
Death benefits	(26)	(166)	(167)	(521)	(150)	0	0
Transfers (to) from other portfolios	4,073	18,714	19,388	32,615	15,232	1,485	1,298

Net increase in net assets resulting from variable annuity contract transactions	5,773	24,312	25,520	43,842	19,211	2,190	2,173

Net increase in net assets	6,817	49,690	35,766	46,709	19,463	2,892	2,519
Net assets, beginning of year	6,150	16,563	26,337	19,390	13,037	0	0

Net assets, end of year	$12,967	$66,253	$62,103	$66,099	$32,500	$2,892	$2,519

The accompanying notes are an integral part of these financial statements.

	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income
From operations
Net investment income (loss)	$(241)	$(370)	$(392)	$305	$750	$(18)	$(7)
Net realized gain (loss) on investments	26	816	190	0	1	2	(11)
Net unrealized appreciation (depreciation) of investments during the period	12,820	12,647	7,087	0	(352)	1,265	1

Net increase (decrease) in net assets resulting from operations	12,605	13,093	6,885	305	399	1,249	(17)

From variable annuity contract transactions
Contract owners' net payments	2,717	7,789	8,319	3,662	3,002	1,850	447
Contract maintenance fees	(9)	(13)	(15)	(3)	(10)	0	0
Surrenders	(441)	(894)	(1,651)	(1,688)	(856)	(24)	(40)
Death benefits	(31)	(53)	(278)	(189)	(226)	0	0
Transfers (to) from other portfolios	6,066	19,621	23,025	7,230	8,958	2,619	660

Net increase in net assets resulting from variable annuity contract transactions	8,302	26,450	29,400	9,012	10,868	4,445	1,067

Net increase in net assets	20,907	39,543	36,285	9,317	11,267	5,694	1,050
Net assets, beginning of year	11,331	16,024	20,092	5,304	15,979	0	0

Net assets, end of year	$32,238	$55,567	$56,377	$14,621	$27,246	$5,694	$1,050

The accompanying notes are an integral part of these financial statements.

	Van Eck Hard Asset	Van Eck Real Estate	Total
From operations
Net investment income (loss)	$0	$(1)	$(17,351)
Net realized gain (loss) on investments	0	0	7,868
Net unrealized appreciation (depreciation) of investments during the period	3	(4)	262,429

Net increase (decrease) in net assets resulting from operations	3	(5)	252,946

From variable annuity contract transactions
Contract owners' net payments	26	70	113,945
Contract maintenance fees	0	0	(607)
Surrenders	(14)	(2)	(79,421)
Death benefits	0	0	(10,260)
Transfers (to) from other portfolios	41	98	211,284

Net increase in net assets resulting from variable annuity contract transactions	53	166	234,941

Net increase in net assets	56	161	487,887
Net assets, beginning of year	0	0	1,285,915

Net assets, end of year	$56	$161	$1,773,802

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 1998
(In Thousands)

	PIC Money Market	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth	Calvert Social Balanced
From operations
Net investment income (loss)	$175	$(895)	$(2,119)	$644	$(1,037)	$(1,515)	$(932)	$(4)	$94
Net realized gain on investments	0	26,628	8,148	1,578	11,705	2,692	2,656	7	304
Net unrealized appreciation (depreciation) of investments during the period	0	(45,439)	19,473	2,463	(30,579)	39,310	29,948	(21)	118

Net increase (decrease) in net assets resulting from operations	175	(19,706)	25,502	4,685	(19,911)	40,487	31,672	(18)	516

From variable annuity contract transactions
Contract owners' net payments	2,963	44,661	12,821	6,768	10,542	28,760	23,615	232	2,395
Contract maintenance fees	(2)	(156)	(66)	(18)	(47)	(79)	(40)	0	(1)
Surrenders	(3,374)	(15,674)	(4,972)	(2,848)	(3,550)	(7,436)	(2,925)	(1)	(96)
Death benefits	(36)	(2,354)	(1,136)	(492)	(713)	(1,431)	(711)	0	(30)
Transfers (to) from other portfolios	1,990	23,970	10,038	5,635	5,260	24,367	26,394	200	2,315

Net increase in net assets resulting from variable annuity contract transactions	1,541	50,447	16,685	9,045	11,492	44,181	46,333	431	4,583

Total increase (decrease) in net assets	1,716	30,741	42,187	13,730	(8,419)	84,668	78,005	413	5,099
Net assets, beginning of year	3,588	355,554	131,345	48,720	107,427	176,789	74,411	137	1,051

Net assets, end of year	$5,304	$386,295	$173,532	$62,450	$99,008	$261,457	$152,416	$550	$6,150

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (Continued)
For the Year Ended December 31, 1998
(In Thousands)

	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	Oppenheimer Aggressive Growth	Oppenheimer Growth	Oppenheimer Growth and Income	Oppenheimer Strategic Bond	Total
From operations
Net investment income (loss)	$(121)	$(191)	$(127)	$(30)	$(80)	$(83)	$(125)	$(40)	$(6,386)
Net realized gain (loss) on investments	54	238	2	72	97	467	256	59	54,963
Net unrealized appreciation (depreciation) of investments during the period	2,954	3,074	2,041	696	899	1,756	345	48	27,086

Net increase (decrease) in net assets resulting from operations	2,887	3,121	1,916	738	916	2,140	476	67	75,663

From variable annuity contract transactions
Contract owners' net payments	5,571	9,052	7,664	3,750	4,312	5,906	8,994	5,764	183,770
Contract maintenance fees	(3)	(5)	(2)	(1)	(2)	(2)	(2)	(2)	(428)
Surrenders	(177)	(303)	(326)	(135)	(89)	(123)	(246)	(341)	(42,616)
Death benefits	(103)	(122)	(57)	(45)	(51)	(52)	(164)	(49)	(7,546)
Transfers (to) from other portfolios	5,067	8,308	7,524	6,982	3,632	4,546	8,102	7,619	151,949

Net increase in net assets resulting from variable annuity contract transactions	10,355	16,930	14,803	10,551	7,802	10,275	16,684	12,991	285,129

Total increase (decrease) in net assets	13,242	20,051	16,719	11,289	8,718	12,415	17,160	13,058	360,792
Net assets, beginning of year	3,321	6,286	2,671	1,748	2,613	3,609	2,932	2,921	925,123

Net assets, end of year	$16,563	$26,337	$19,390	$13,037	$11,331	$16,024	$20,092	$15,979	$1,285,915

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 1999 and 1998

(In Thousands)

1. ORGANIZATION

    The Protective Variable Annuity Separate Account (Separate Account) was established by Protective Life Insurance Company (Protective Life) under the provisions of Tennessee law and commenced operations on March 14, 1994. The Separate Account is an investment account to which net proceeds from individual flexible premium deferred variable annuity contracts (the Contracts) are allocated until maturity or termination of the Contracts.

    Protective Life has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

    At December 31, 1998, the Separate Account was comprised of seven proprietary sub-accounts and ten independent sub-accounts. The seven proprietary sub-accounts were the PIC Money Market, PIC Growth and Income, PIC International Equity, PIC Global Income, PIC Small Cap Value, PIC Core US Equity, and PIC Capital Growth sub-accounts. Funds are transferred to Protective Investment Company in exchange for shares of the corresponding portfolio. The ten independent sub-accounts were the Calvert Social Small Cap Growth, Calvert Social Balanced, MFS Emerging Growth, MFS Research, MFS Growth with Income, MFS Total Return, Oppenheimer Aggressive Growth, Oppenheimer Growth, Oppenheimer Growth and Income, and Oppenheimer Strategic Bond, sub-accounts. These ten independent sub-accounts were added July 1, 1997 with sales beginning on that date. The Separate Account invests contract owners' funds in exchange for shares in the independent funds and holds the shares for the contract owners.

    During the year ended December 31, 1999, the Separate Account added six additional sub-accounts. The additional sub-accounts are the MFS New Discovery, MFS Utilities, Oppenheimer Global Securities, Oppenheimer High Income, Van Eck Hard Asset, and Van Eck Real Estate sub-accounts. These six sub-accounts were added November 5, 1998, with sales beginning in 1999. Additionally, the Oppenheimer Growth Fund changed its name to the Oppenheimer Capital Appreciation Fund, and the PIC Money Market account was replaced with the Oppenheimer Money Fund. Results of the operations and changes in net assets in the PIC Money Market sub-account and the Oppenheimer Money Fund are combined for the year ended December 31, 1999.

    Gross premiums from the Contracts are allocated to the sub-accounts in accordance with contract owner instructions and are recorded as variable annuity contract transactions in the statement of changes in net assets. Such amounts are used to provide money to pay contract values under the Contracts (Note 4). The Separate Account's assets are the property of Protective Life.

    Contract owners may allocate some or all of gross premiums or transfer some or all of the contract value to the Guaranteed Account, which is part of Protective Life's General Account. The assets of Protective Life's General Account support its insurance and annuity obligations and are subject to Protective Life's general liabilities from business operations. The Guaranteed Account balance for the years ended December 31, 1999 and 1998 was $302.5 million and $268.3 million, respectively.

    Transfers to/from other portfolios, included in the statement of changes in net assets, are transfers between the individual sub-accounts and the sub-accounts and the Guaranteed Account.

2. SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENT VALUATION: Investments are made in shares and are valued at the net asset values of the respective portfolios. Transactions with the Funds are recorded on the trade date. Dividend income is recorded on the ex-dividend date.

    REALIZED GAINS AND LOSSES: Realized gains and losses on investments include gains and losses on redemptions of the Fund's shares (determined on the last-in-first-out (LIFO) basis) and capital gain distributions from the Fund.

    DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS: Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions are from net investment income and net realized gains recorded in the Investment Company financials.

    USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make various estimates that affect the reported amounts of assets and liabilities, at the date of the financial statements, as well as the reported amounts of income and expenses, during the reporting period. Actual results could differ from those estimates.

    FEDERAL INCOME TAXES: The result of operations of the Separate Account is included in the federal income tax return of Protective Life. Under the provisions of the contracts, Protective Life has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax.

    RECLASSIFICATIONS: Certain reclassifications have been made in previously reported financial statements and accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on previously reported net assets.

3. INVESTMENTS

    At December 31, 1999 and 1998, the investments by the respective sub-accounts were as follows (in thousands, except share data):

	1999
	Shares	Cost	Market Value
PIC Growth and Income	23,301,826	$308,888	$342,912
PIC International Equity	11,849,663	139,761	221,310
PIC Global Income	6,006,984	61,179	62,933
PIC Small Cap Value	9,221,453	95,437	80,004
PIC Core US Equity	13,498,580	221,964	366,323
PIC Capital Growth	9,923,557	167,834	260,922
Calvert Social Small Cap Growth	77,089	885	1,023
Calvert Social Balanced	5,978,567	12,967	12,968
MFS Emerging Growth	1,745,334	37,440	66,218
MFS Research	2,660,235	48,628	62,090
MFS Growth With Income	3,101,815	60,799	66,100
MFS Total Return	1,830,649	32,183	32,494
MFS New Discovery	167,421	2,251	2,891
MFS Utilities	103,161	2,138	2,492
Oppenheimer Aggressive Growth	391,727	18,581	32,243
Oppenheimer Capital Appreciation	1,114,886	41,172	55,566
Oppenheimer Growth and Income	2,289,054	48,838	56,379
Oppenheimer Money Fund	14,621,300	14,621	14,621
Oppenheimer Strategic Bond	5,481,996	27,572	27,246
Oppenheimer Global Securities	170,276	4,424	5,689
Oppenheimer High Income	97,970	1,050	1,050
Van Eck Hard Asset	5,065	53	56
Van Eck Real Estate	17,622	165	161

	113,656,230	$1,348,830	$1,773,691

	1998
	Shares	Cost	Market Value
PIC Money Market	5,304,961	$5,305	$5,305
PIC Growth and Income	27,458,284	373,386	386,297
PIC International Equity	12,131,396	143,493	173,533
PIC Global Income	5,864,080	59,678	62,451
PIC Small Cap Value	11,436,929	117,080	99,008
PIC Core US Equity	11,800,174	181,268	261,457
PIC Capital Growth	7,305,467	109,839	152,416
Calvert Social Small Cap Growth	49,445	584	550
Calvert Social Balanced	2,877,861	6,085	6,150
MFS Emerging Growth	771,472	13,607	16,564
MFS Research	1,382,383	23,248	26,334
MFS Growth With Income	964,237	17,308	19,391
MFS Total Return	719,354	12,291	13,035
Oppenheimer Aggressive Growth	252,736	10,488	11,330
Oppenheimer Growth	436,935	14,275	16,022
Oppenheimer Growth and Income	981,040	19,637	20,092
Oppenheimer Strategic Bond	3,120,780	15,953	15,979

	92,857,534	$1,123,525	$1,285,914

    During the year ended December 31, 1999, transactions in shares were as follows (in thousands, except share data):

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Shares purchased	425,378	413,482	802,577	267,678	1,859,304	2,700,712	40,528
Shares received from reinvestment of dividends	318,252	228,108	26,596	1,945	57,633	128,367	29

Total shares acquired	743,630	641,590	829,173	269,623	1,916,937	2,829,079	40,557
Shares redeemed	(4,900,088)	(923,323)	(686,269)	(2,485,099)	(218,531)	(210,989)	(12,913)

Net increase in shares owned	(4,156,458)	(281,733)	142,904	(2,215,476)	1,698,406	2,618,090	27,644
Shares owned, beginning of period	27,458,284	12,131,396	5,864,080	11,436,929	11,800,174	7,305,467	49,445

Shares owned, end of period	23,301,826	11,849,663	6,006,984	9,221,453	13,498,580	9,923,557	77,089

Cost of shares acquired	$12,261	$10,514	$9,117	$2,831	$46,668	$63,512	$442

Cost of shares redeemed	$(76,759)	$(14,246)	$(7,615)	$(24,473)	$(5,972)	$(5,517)	$(141)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
Shares purchased	2,933,116	1,000,104	1,278,500	2,141,878	1,081,626	177,523	110,952
Shares received from reinvestment of dividends	575,681	0	22,937	12,820	56,004	2,906	12

Total shares acquired	3,508,797	1,000,104	1,301,437	2,154,698	1,137,630	180,429	110,964
Shares redeemed	(408,091)	(26,242)	(23,585)	(17,120)	(26,335)	(13,008)	(7,803)

Net increase in shares owned	3,100,706	973,862	1,277,852	2,137,578	1,111,295	167,421	103,161
Shares owned, beginning of period	2,877,861	771,472	1,382,383	964,237	719,354	0	0

Shares owned, end of period	5,978,567	1,745,334	2,660,235	3,101,815	1,830,649	167,421	103,161

Cost of shares acquired	$7,803	$24,696	$25,932	$43,961	$20,438	$2,520	$2,330

Cost of shares redeemed	$(921)	$(864)	$(551)	$(470)	$(546)	$(269)	$(193)

	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income
Shares purchased	160,631	670,052	1,305,794	19,269,127	2,385,051	170,422	178,750
Shares received from reinvestment of dividends	0	23,779	14,239	432,727	219,448	99	23

Total shares acquired	160,631	693,831	1,320,033	19,701,854	2,604,499	170,521	178,773
Shares redeemed	(21,640)	(15,880)	(12,019)	(10,385,515)	(243,283)	(245)	(80,803)

Net increase in shares owned	138,991	677,951	1,308,014	9,316,339	2,361,216	170,276	97,970
Shares owned, beginning of period	252,736	436,935	981,040	5,304,961	3,120,780	0	0

Shares owned, end of period	391,727	1,114,886	2,289,054	14,621,300	5,481,996	170,276	97,970

Cost of shares acquired	$9,325	$27,719	$29,776	$20,254	$12,921	$4,497	$1,926

Cost of shares redeemed	$(1,233)	$(823)	$(576)	$(10,938)	$(1,302)	$(73)	$(877)

	Van Eck Hard Asset	Van Eck Real Estate
Shares purchased	7,114	18,392
Shares received from reinvestment of dividends	0	0

Total shares acquired	7,114	18,392
Shares redeemed	(2,049)	(770)

Net increase in shares owned	5,065	17,622
Shares owned, beginning of period	0	0

Shares owned, end of period	5,065	17,622

Cost of shares acquired	$74	$173

Cost of shares redeemed	$(21)	$(8)

    During the year ended December 31, 1998, transactions in shares were as follows (in thousands, except share data):

	PIC Money Market	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth	Calvert Social Balanced
Shares purchased	11,715,106	3,331,957	1,290,753	971,363	1,225,909	2,111,671	2,491,965	39,534	2,236,805
Shares received from reinvestment of dividends	248,570	2,218,535	579,579	281,841	1,466,219	189,588	155,774	665	209,275

Total shares acquired	11,963,676	5,550,492	1,870,332	1,253,204	2,692,128	2,301,259	2,647,739	40,199	2,446,080
Shares redeemed	(10,229,768)	(647,253)	(287,137)	(196,985)	(416,418)	(104,877)	(45,973)	(2,134)	(98,358)

Net increase in shares owned	1,733,908	4,903,239	1,583,195	1,056,219	2,275,710	2,196,382	2,601,766	38,065	2,347,722
Shares owned, beginning of period	3,571,053	22,555,045	10,548,201	4,807,861	9,161,219	9,603,792	4,703,701	11,380	530,139

Shares owned, end of period	5,304,961	27,458,284	12,131,396	5,864,080	11,436,929	11,800,174	7,305,467	49,445	2,877,861

Cost of shares acquired	$11,964	$86,018	$26,561	$13,374	$26,471	$47,417	$48,833	$458	$5,183

Cost of shares redeemed	$(10,230)	$(9,813)	$(3,842)	$(2,107)	$(4,306)	$(2,061)	$(776)	$(24)	$(203)

	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	Oppenheimer Aggressive Growth	Oppenheimer Growth	Oppenheimer Growth and Income	Oppenheimer Strategic Bond
Shares purchased	568,571	981,678	807,870	610,804	191,902	319,277	835,284	2,654,705
Shares received from reinvestment of dividends	2,945	14,624	0	7,874	2,611	15,302	12,085	28,721

Total shares acquired	571,516	996,302	807,870	618,678	194,513	334,579	847,369	2,683,426
Shares redeemed	(5,797)	(12,005)	(6,119)	(4,392)	(5,582)	(8,915)	(8,767)	(135,938)

Net increase in shares owned	565,719	984,297	801,751	614,286	188,931	325,664	838,602	2,547,488
Shares owned, beginning of period	205,753	398,086	162,486	105,068	63,805	111,271	142,438	573,292

Shares owned, end of period	771,472	1,382,383	964,237	719,354	252,736	436,935	981,040	3,120,780

Cost of shares acquired	$10,390	$17,169	$14,791	$10,667	$8,020	$10,948	$16,995	$13,680

Cost of shares redeemed	$(101)	$(195)	$(113)	$(75)	$(202)	$(292)	$(180)	$(684)

4. RELATED PARTY TRANSACTIONS

    Contract owners' net payments represent premiums received from policyholders less certain deductions made by Protective Life in accordance with the contract terms. These deductions include, where appropriate, tax, surrender, mortality risk and expense and administrative charges. These deductions are made to the individual contracts in accordance with the terms governing each contract as set forth in the contract.

    The net assets of each sub-account of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds.

    Protective Life offers a loan privilege to certain contract owners. These contract owners may obtain loans using the Contract as the only security for the loan. Loans are subject to provisions of The Internal Revenue Code of 1986, as amended, and to applicable retirement program rules. Loans outstanding approximated $0.4 million at December 31, 1999 and 1998, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Directors and Share Owner
Protective Life Insurance Company
Birmingham, Alabama

   In our opinion, the consolidated financial statements listed in the index on page F-1 of this Form N-4 present fairly, in all material respects, the consolidated financial position of Protective Life Insurance Company and Subsidiaries at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. In addition, in our opinion, the financial statement schedules listed in the index on page F-1 present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

February 23, 2000
Birmingham, Alabama

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands)

	Year Ended December 31
	1999	1998	1997
REVENUES
Premiums and policy fees	$1,137,256	$1,027,340	$814,420
Reinsurance ceded	(538,033)	(459,215)	(334,214)

Net of reinsurance ceded	599,223	568,125	480,206
Net investment income	623,231	603,795	557,488
Realized investment gains	4,760	2,136	1,824
Other income	27,102	20,201	6,149

	1,254,316	1,194,257	1,045,667

BENEFITS AND EXPENSES
Benefits and settlement expenses (net of reinsurance ceded: 1999-$344,474; 1998-$330,494; 1997-$180,605)	771,527	730,496	658,872
Amortization of deferred policy acquisition costs	104,913	111,188	107,175
Other operating expenses (net of reinsurance ceded: 1999-$150,570; 1998-$166,375; 1997-$90,045)	176,439	172,228	129,870

	1,052,879	1,013,912	895,917

INCOME BEFORE INCOME TAX-	201,437	180,345	149,750
INCOME TAX EXPENSE (BENEFIT)
Current	47,504	48,237	66,283
Deferred	25,675	14,925	(13,981)

	73,179	63,162	52,302

NET INCOME-	$128,258	$117,183	$97,448

See notes to consolidated financial statements.

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except per share amounts)

	December 31
	1999	1998
ASSETS
Investments:
Fixed maturities, at market (amortized cost: 1999-$6,517,851; 1998-$6,307,274)	$6,275,607	$6,400,262
Equity securities, at market (cost: 1999-$32,092; 1998-$15,151)	30,696	12,258
Mortgage loans on real estate	1,946,690	1,623,603
Investment real estate, net of accumulated depreciation (1999-$1,014; 1998-$782)	15,582	14,868
Policy loans	232,126	232,670
Other long-term investments	68,890	70,078
Short-term investments	81,171	159,655

Total investments	8,650,762	8,513,394
Accrued investment income	101,120	100,395
Accounts and premiums receivable, net of allowance for uncollectible amounts (1999-$2,540; 1998-$4,304)	45,852	31,265
Reinsurance receivables	859,684	756,370
Deferred policy acquisition costs	1,011,524	841,425
Property and equipment, net	49,002	42,374
Other assets	27,712	34,632
Receivable from related parties	13,059
Assets related to separate accounts
Variable Annuity	1,778,618	1,285,952
Variable Universal Life	40,293	13,606
Other	3,517	3,482

	$12,581,143	$11,622,895

LIABILITIES
Policy liabilities and accruals:
Future policy benefits and claims	$4,566,426	$4,140,003
Unearned premiums	507,659	389,294

	5,074,085	4,529,297
Stable value investment contract deposits	2,680,009	2,691,697
Annuity deposits	1,639,231	1,519,820
Other policyholders' funds	116,815	219,356
Other liabilities	293,862	226,310
Accrued income taxes	(25,833)	(10,992)
Deferred income taxes	(32,335)	51,735
Note payable	2,338	2,363
Indebtedness to related parties	14,000	20,898
Liabilities related to separate accounts
Variable Annuity	1,778,618	1,285,952
Variable Universal Life	40,293	13,606
Other	3,517	3,482

Total liabilities	11,584,600	10,553,524

COMMITMENTS AND CONTINGENT LIABILITIES — NOTE G
SHARE-OWNER'S EQUITY
Preferred Stock, $1.00 par value, shares authorized and issued: 2,000, liquidation preference $2,000	2	2
Common Stock, $1.00 par value	5,000	5,000
Shares authorized and issued: 5,000,000
Additional paid-in capital	327,992	327,992
Note receivable from PLC Employee Stock Ownership Plan	(5,148)	(5,199)
Retained earnings	814,777	686,519
Accumulated other comprehensive income
Net unrealized gains on investments (net of income tax: 1999-$(78,658); 1998-$29,646)	(146,080)	55,057

Total share-owner's equity	996,543	1,069,371

	$12,581,143	$11,622,895

See notes to consolidated financial statements.

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHARE-OWNER'S EQUITY
(Dollars in thousands, except per share amounts)

	Preferred Stock	Common Stock	Additional Paid-In Capital	Note Receivable From PLC ESOP	Retained Earnings	Net Unrealized Gains (Losses) on Investments	Total Share-Owner's Equity
Balance, December 31, 1996	$2	$5,000	$237,992	$(5,579)	$532,088	$6,688	$776,191

Net income for 1997					97,448		97,448
Increase in net unrealized gains on investments (net of income tax-$30,275)						56,225	56,225
Reclassification adjustment for amounts included in net income (net of income tax: $(638))						(1,186)	(1,186)

Comprehensive income for 1997							152,487

Preferred dividends ($50 per share)					(100)		(100)
Capital contribution from PLC			90,000				90,000
Decrease in note receivable from PLC ESOP				201			201

Balance, December 31, 1997	2	5,000	327,992	(5,378)	629,436	61,727	1,018,779

Net income for 1998					117,183		117,183
Decrease in net unrealized gains on investments (net of income tax — $(2,844))						(5,281)	(5,281)
Reclassification adjustment for amounts included in net income (net of income tax: $(747))						(1,389)	(1,389)

Comprehensive income for 1998							110,513

Common dividends ($12 per share)					(60,000)		(60,000)
Preferred dividends ($50 per share)					(100)		(100)
Decrease in note receivable from PLC ESOP				179			179

Balance, December 31, 1998	2	5,000	327,992	(5,199)	686,519	55,057	1,069,371

Net income for 1999					128,258		128,258
Decrease in net unrealized gains on investments (net of income tax — $(106,638))						(198,043)	(198,043)
Reclassification adjustment for amounts included In net income (net of income tax — $(1,666))						(3,094)	(3,094)

Comprehensive loss for 1999							(72,879)

Decrease in note receivable from PLC ESOP				51			51

Balance, December 31, 1999	$2	$5,000	$327,992	$(5,148)	$814,777	$(146,080)	$996,543

See notes to consolidated financial statements.

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in thousands)

	December 31
	1999	1998	1997
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$128,258	$117,183	$97,448
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment gains	(4,760)	(2,136)	(1,824)
Amortization of deferred policy acquisition costs	104,913	111,188	107,175
Capitalization of deferred policy acquisition costs	(239,483)	(192,838)	(135,211)
Depreciation expense	10,513	7,110	5,124
Deferred income taxes	24,234	14,925	(17,918)
Accrued income taxes	(14,841)	(11,933)	(5,558)
Interest credited to universal life and investment products	331,746	352,721	299,004
Policy fees assessed on universal life and investment products	(165,818)	(139,689)	(131,582)
Change in accrued investment income and other receivables	(119,183)	(159,362)	(158,798)
Change in policy liabilities and other policyholder funds of traditional life and health products	215,201	322,464	279,522
Change in other liabilities	67,552	(19,771)	65,393
Other (net)	(5,526)	(22,634)	(1,133)

Net cash provided by operating activities	332,806	377,228	401,642

CASH FLOWS FROM INVESTING ACTIVITIES
Maturities and principal reduction of investments:
Investments available for sale	9,973,742	10,445,407	6,462,663
Other	243,280	198,559	324,242
Sale of investments:
Investment available for sale	537,343	1,080,265	1,108,058
Other	267,892	155,906	695,270
Cost of investments acquired:
Investments available for sale	(10,625,354)	(11,505,098)	(8,426,980)
Other	(864,100)	(662,350)	(718,335)
Acquisitions and bulk reinsurance assumptions	46,508		(169,124)
Purchase of property and equipment	(18,075)	(13,077)	(6,087)
Sale of property and equipment	151		2,681

Net cash used in investing activities	(438,613)	(300,388)	(727,612)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under line of credit arrangements and long-term debt	4,351,177	1,975,800	1,159,538
Capital contribution from PLC			90,000
Principal payments on line of credit arrangements and long-term debt	(4,351,203)	(1,973,437)	(1,159,538)
Principal payment on surplus note to PLC	(4,000)	(2,000)	(4,693)
Dividends to share owner		(60,100)	(100)
Investment product deposits and change in universal life deposits	1,300,736	981,124	910,659
Investment product withdrawals	(1,190,903)	(1,037,424)	(745,083)

Net cash provided by (used in) financing activities	105,807	(116,037)	250,783

INCREASE(DECREASE) IN CASH	0	(39,197)	(75,187)
CASH AT BEGINNING OF YEAR	0	39,197	114,384

CASH AT END OF YEAR	$0	$0	$39,197

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year:
Interest on debt	$5,611	$8,338	$4,343
Income taxes	$56,192	$57,429	$70,133
SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES
Reduction of principal on note from ESOP	$51	$179	$201
Acquisitions and bulk reinsurance assumptions
Assets acquired	$12,502	$247,894	$1,114,832
Liabilities assumed	(12,502)	(380,405)	(902,267)

Net	$0	$(132,511)	$212,565

See notes to consolidated financial statements.

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

  Basis of Presentation

    The accompanying consolidated financial statements of Protective Life Insurance Company and subsidiaries ("Protective") are prepared on the basis of accounting principles generally accepted in the United Sates. Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities. (See also Note B.)

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make various estimates that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities, as well as the reported amounts of revenues and expenses.

  Entities Included

    The consolidated financial statements include the accounts, after intercompany eliminations, of Protective Life Insurance Company and its wholly-owned subsidiaries. Protective is a wholly-owned subsidiary of Protective Life Corporation ("PLC"), an insurance holding company.

  Nature of Operations

    Protective provides financial services through the production, distribution, and administration of insurance and investment products. Protective markets individual life insurance, dental insurance and managed care services, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, and fixed and variable annuities throughout the United States. Protective also maintains a separate division devoted exclusively to the acquisition of insurance policies from other companies.

   The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to competition, economic conditions, interest rates, investment performance, maintenance of insurance ratings, and other factors.

  Recently Issued Accounting Standards

    In 1997 Protective adopted Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities"; SFAS No. 130, "Reporting Comprehensive Income"; and SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information".

   In 1998 PLC adopted SFAS No. 132, "Employers' Disclosures About Pensions and Other Postretirement Benefits."

   In 1999, Protective adopted SFAS No. 134, "Accounting for Mortgage-Backed Securities Retained after the Securitization of Mortgage Loans Held for Sale by a Mortgage Banking Enterprise," and Statement of Position 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," and Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance Related Assessments" issued by the American Institute of Certified Public Accountants.

   The adoption of these accounting standards did not have a material effect on PLC's or Protective's financial statements.

   The Financial Accounting Standards Board has issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." Effective January 1, 2001, SFAS No. 133 will require Protective to report derivative financial instruments on the balance sheet and to carry such derivatives at fair value. The fair values of derivatives increase or decrease as interest rates change. Under SFAS No. 133, changes in fair value are reported as a component of net income or as a change to share-owner's equity, depending upon the nature of the derivative. Although the adoption of SFAS No. 133 will not affect Protective's operations, adoption will introduce volatility into Protective's reported net income and share-owner's equity as interest rates change. Protective has not estimated the potential effect SFAS No. 133 will have on its net income and share-owner's equity.

  Investments

    Protective has classified all of its investments in fixed maturities, equity securities, and short-term investments as "available for sale".

   Investments are reported on the following bases less allowances for uncollectible amounts on investments, if applicable:

  •
  Fixed maturities (bonds, and redeemable preferred stocks) — at current market value. Where market values are unavailable, Protective obtains estimates from independent pricing services or estimates market value based upon a comparison to quoted issues of the same issuer or issues of other issuers with similar terms and risk characteristics.

  •
  Equity securities (common and nonredeemable preferred stocks) — at current market value.

  •
  Mortgage loans — at unpaid balances, adjusted for loan origination costs, net of fees, and amortization of premium or discount.

  •
  Investment real estate — at cost, less allowances for depreciation computed on the straight-line method. With respect to real estate acquired through foreclosure, cost is the lesser of the loan balance plus foreclosure costs or appraised value.

  •
  Policy loans — at unpaid balances.

  •
  Other long-term investments — at a variety of methods similar to those listed above, as deemed appropriate for the specific investment.

  •
  Short-term investments — at cost, which approximates current market value.

   Substantially all short-term investments have maturities of three months or less at the time of acquisition and include approximately $0.8 million in bank deposits voluntarily restricted as to withdrawal.

   As prescribed by SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," certain investments are recorded at their market values with the resulting unrealized gains and losses reduced by a related adjustment to deferred policy acquisition costs, net of income tax reported as a component of share-owner's equity. The market values of fixed maturities increase or decrease as interest rates fall or rise. Therefore, although the adoption of SFAS No. 115 does not affect Protective's operations, its reported share-owner's equity will fluctuate significantly as interest rates change.

   Protective's balance sheets at December 31, prepared on the basis of reporting investments at amortized cost rather than at market values, are as follows:

	1999	1998
Total investments	$8,894,426	$8,412,167
Deferred policy acquisition costs	992,518	857,949
All other assets	2,918,857	2,268,076

	$12,805,801	$11,538,192

Deferred income taxes	$46,243	$22,089
All other liabilities	11,616,935	10,501,789

	11,663,178	10,523,878
Share-owner's equity	1,142,623	1,014,314

	$12,805,801	$11,538,192

   Realized gains and losses on sales of investments are recognized in net income using the specific identification basis.

  Derivative Financial Instruments

    Protective has not used derivative financial instruments for trading purposes. Combinations of interest rate swap contracts, options, and futures contracts are sometimes used as hedges against changes in interest rates for certain investments, primarily outstanding mortgage loan commitments, mortgage loans, and mortgage-backed securities, and liabilities arising from interest-sensitive products. Realized gains and losses on certain contracts are deferred and amortized over the life of the hedged asset or liability, and such amortization is recorded in investment income or interest expense. Any unamortized gain or loss is recorded as a realized investment gain or loss upon the early termination of a hedged asset or liability, or when the anticipated transaction is no longer likely to occur. No realized gains or losses were deferred in 1999 and 1998.

   Protective uses interest rate swap contracts to convert certain investments from a variable to a fixed rate of interest and from a fixed rate to a variable rate of interest. Swap contracts are also used to alter the effective durations of assets and liabilities. Amounts paid or received related to the initiation of certain interest rate swap contracts are deferred and amortized over the life of the related financial instrument, and subsequent periodic settlements are recorded in investment income or interest expense. Gains or losses on contracts terminated upon the early termination of the related financial instrument are recorded as realized investment gains or losses. Amounts paid related to the initiation of interest rate swap contracts were $1.4 million and $1.0 million in 1999 and 1998 respectively. No amounts were received in 1999 and 1998.

   At December 31, 1999, contracts with a notional amount of $1,328.9 million were in a $2.1 million net unrealized gain position. At December 31, 1998, contracts with a notional amount of $1,623.1 million were in a $5.4 million net unrealized gain position. Protective recognized $3.8 million in realized investment gains related to derivative financial instruments in 1999.

   Protective's derivative financial instruments are with highly rated counterparties.

  Cash

    Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. Protective has deposits with certain financial institutions which exceed federally insured limits. Protective has reviewed the credit worthiness of these financial institutions and believes there is minimal risk of a material loss.

  Property and Equipment

    Property and equipment are reported at cost. Protective primarily uses the straight-line method of depreciation based upon the estimated useful lives of the assets. Major repairs or improvements are capitalized and depreciated over the estimated useful lives of the assets. Other repairs are expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or retired are removed from the accounts, and resulting gains or losses are included in income.

   Property and equipment consisted of the following at December 31:

	1999	1998
Home office building	$40,524	$37,959
Other, principally furniture and equipment	54,412	58,958

	94,936	96,917
Accumulated depreciation	45,934	54,543

	$49,002	$42,374

  Separate Accounts

    The assets and liabilities related to separate accounts in which Protective does not bear the investment risk are valued at market and reported separately as assets and liabilities related to separate accounts in the accompanying consolidated financial statements.

  Revenues and Benefits Expense

  •
  Traditional Life, Health, and Credit Insurance Products — Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits and include whole life insurance policies, term and term-like life insurance policies, limited-payment life insurance policies, and certain annuities with life contingencies. Life insurance and immediate annuity premiums are recognized as revenue when due. Health and credit insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.

  Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on Protective's experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions are graded and range from 2.5% to 7.0%. The liability for future policy benefits and claims on traditional life, health, and credit insurance products includes estimated unpaid claims that have been reported to Protective and claims incurred but not yet reported. Policy claims are charged to expense in the period that the claims are incurred.

   Activity in the liability for unpaid claims is summarized as follows:

	1999	1998	1997
Balance beginning of year	$90,332	$106,121	$108,159
Less reinsurance	20,019	18,673	6,423

Net balance beginning of year	70,313	87,448	101,736

Incurred related to:
Current year	311,002	288,015	258,322
Prior year	(5,574)	(10,198)	(14,540)

Total incurred	305,428	277,817	243,782

Paid related to:
Current year	264,298	236,001	203,381
Prior year	40,197	58,951	58,104

Total paid	304,495	294,952	261,485

Other changes:
Acquisitions and reserve transfers	1,668	0	3,415

Net balance end of year	72,914	70,313	87,448
Plus reinsurance	47,661	20,019	18,673

Balance end of year	120,575	$90,332	$106,121

  •
  Universal Life and Investment Products — Universal life and investment products include universal life insurance, guaranteed investment contracts, deferred annuities, and annuities without life contingencies. Revenues for universal life and investment products consist of policy fees that have been assessed against policy account balances for the costs of insurance, policy administration, and surrenders. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances. Interest credit rates for universal life and investment products ranged from 3.4% to 9.4% in 1999.

  Protective's accounting policies with respect to variable universal life and variable annuities are identical except that policy account balances (excluding account balances that earn a fixed rate) are valued at market and reported as components of assets and liabilities related to separate accounts.

  Deferred Policy Acquisition Costs

    Commissions and other costs of acquiring traditional life and health insurance, credit insurance, universal life insurance, and investment products that vary with and are primarily related to the production of new business have been deferred. Traditional life and health insurance acquisition costs are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to total anticipated premium income. Credit insurance acquisition costs are being amortized in proportion to earned premium. Acquisition costs for universal life and investment products are amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization. Under SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized

Gains and Losses from the Sale of Investments," Protective makes certain assumptions regarding the mortality, persistency, expenses, and interest rates it expects to experience in future periods. These assumptions are to be best estimates and are to be periodically updated whenever actual experience and/or expectations for the future change from that assumed. Additionally, relating to SFAS No. 115, these costs have been adjusted by an amount equal to the amortization that would have been recorded if unrealized gains or losses on investments associated with Protective's universal life and investment products had been realized.

   The cost to acquire blocks of insurance representing the present value of future profits from such blocks of insurance is also included in deferred policy acquisition costs. Protective amortizes the present value of future profits over the premium payment period, including accrued interest of up to approximately 8%. The unamortized present value of future profits for all acquisitions was approximately $340.6 million and $370.3 million at December 31, 1999 and 1998, respectively. During 1999 $13.3 million of present value of future profits was capitalized (relating to acquisitions made during the year) and $43.0 million was amortized. During 1998 $132.5 million of present value of future profits was capitalized, and $37.1 million was amortized.

  Income Taxes

    Protective uses the asset and liability method of accounting for income taxes. Income tax provisions are generally based on income reported for financial statement purposes. Deferred federal income taxes arise from the recognition of temporary differences between the bases of assets and liabilities determined for financial reporting purposes and the bases determined for income tax purposes. Such temporary differences are principally related to the deferral of policy acquisition costs and the provision for future policy benefits and expenses.

  Reclassifications

    Certain reclassifications have been made in the previously reported financial statements and accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on previously reported net income, total assets, or share-owner's equity.

NOTE B — RECONCILIATION WITH STATUTORY REPORTING PRACTICES

    Financial statements prepared in conformity with accounting principals generally accepted in the United States (GAAP) differ in some respects from the statutory accounting practices prescribed or permitted by insurance regulatory authorities. The most significant differences are as follows: (a) acquisition costs of obtaining new business are deferred and amortized over the approximate life of the policies rather than charged to operations as incurred, (b) benefit liabilities are computed using a net level method and are based on realistic estimates of expected mortality, interest, and withdrawals as adjusted to provide for possible unfavorable deviation from such assumptions, (c) deferred income taxes are provided for temporary differences between financial and taxable earnings, (d) the Asset Valuation Reserve and Interest Maintenance Reserve are restored to stock-owner's equity, (e) furniture and equipment, agents' debit balances, and prepaid expenses are reported as assets rather than being charged directly to surplus (referred to as nonadmitted items), (f) certain items of interest income, principally accrual of mortgage and bond discounts are amortized differently, and (g) bonds are stated at market instead of amortized cost.

   The reconciliations of net income and share-owner's equity prepared in conformity with statutory reporting practices to that reported in the accompanying consolidated financial statements are as follows:

	Net Income			Share-Owners' Equity
	1999	1998	1997	1999	1998	1997
In conformity with statutory reporting practices:-(1)	$75,114	$147,077	$134,417	$567,634	$531,956	$579,111
Additions (deductions) by adjustment:
Deferred policy acquisition costs, net of amortization	120,644	68,155	10,310	1,011,524	841,425	632,605
Deferred income tax	(25,675)	(14,925)	13,981	32,335	(51,735)	(49,417)
Asset Valuation Reserve				41,104	66,922	67,369
Interest Maintenance Reserve	(226)	(1,355)	(1,434)	19,328	15,507	9,809
Nonadmitted items				51,350	42,835	30,500
Other timing and valuation adjustments	72,527	(76,214)	(54,494)	(467,130)	(282,480)	(215,448)
Noninsurance affiliates	20,698	18,171	17,530			(4)
Consolidation elimination	(134,824)	(23,726)	(22,862)	(259,602)	(95,059)	(35,746)

In conformity with generally accepted accounting principles	$128,258	$117,183	$97,448	$996,543	$1,069,371	$1,018,779

(1)	Consolidated

   As of December 31, 1999, Protective and its insurance subsidiaries had on deposit with regulatory authorities, fixed maturity and short-term investments with a market value of approximately $53.6 million.

   The National Association of Insurance Commissioners has adopted the Codification of Statutory Accounting Principles ("Codification"). The Codification changes current statutory accounting rules in several areas. Protective has not estimated the potential effect the Codification may have on the statutory capital of Protective and its insurance subsidiaries. The Codification will become effective January 1, 2001.

NOTE C — INVESTMENT OPERATIONS

    Major categories of net investment income for the years ended December 31 are summarized as follows:

	1999	1998	1997
Fixed maturities	$466,957	$463,416	$396,255
Equity securities	775	905	1,186
Mortgage loans on real estate	172,027	158,461	161,604
Investment real estate	1,949	1,224	2,004
Policy loans	15,994	12,346	11,370
Other, principally short-term investments	20,244	16,536	21,876

	677,946	652,888	594,295
Investment expenses	54,715	49,093	36,807

	$623,231	$603,795	$557,488

   Realized investment gains (losses) for the years ended December 31 are summarized as follows:

	1999	1998	1997
Fixed maturities	$13,049	$4,374	$(8,355)
Equity securities	(3,371)	(4,465)	5,975
Mortgage loans and other investments	(4,918)	2,227	4,204

	$4,760	$2,136	$1,824

   Protective recognizes permanent impairments through changes to an allowance for uncollectible amounts on investments. The allowance totaled $20.4 million at December 31, 1999 and $24.1 million at December 31, 1998. Additions and reductions to the allowance are included in realized investment gains (losses). Without such additions/reductions, Protective had net realized investment gains of $1.0 million in 1999, net realized investment gains of $3.2 million in 1998, and net realized investment losses of $6.1 million in 1997.

   In 1999, gross gains on the sale of investments available for sale (fixed maturities, equity securities and short-term investments) were $48.8 million and gross losses were $33.6 million. In 1998, gross gains were $32.3 million and gross losses were $32.5 million. In 1997, gross gains were $21.3 million and gross losses were $23.5 million.

   The amortized cost and estimated market values of Protective's investments classified as available for sale at December 31 are as follows:

1999	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Values
Fixed maturities:
Bonds:
Mortgage-backed	$2,619,918	$18,491	$101,150	$2,537,259
United States Government and authorities	154,954	138	1,257	153,835
States, municipalities, and political subdivisions	27,254	7	295	26,966
Public utilities	537,834	301	14,690	523,445
Convertibles and bonds with warrants	693	0	155	538
All other corporate bonds	3,176,016	5,938	149,591	3,032,363
Redeemable preferred stocks	1,182	19	0	1,201

	6,517,851	24,894	267,138	6,275,607
Equity securities	32,092	644	2,040	30,696
Short-term investments	81,171	0	0	81,171

	$6,631,114	$25,538	$269,178	$6,387,474

1998	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Values
Fixed maturities:
Bonds:
Mortgage-backed	$2,581,561	$41,626	$33,939	$2,589,248
United States Government and authorities	72,697	2,812	0	75,509
States, municipalities, and political subdivisions	29,521	1,131	0	30,652
Public utilities	533,082	15,066	0	548,148
Convertibles and bonds with warrants	694	0	179	515
All other corporate bonds	3,083,782	98,992	32,629	3,150,145
Redeemable preferred stocks	5,937	108	0	6,045

	6,307,274	159,735	66,747	6,400,262
Equity securities	15,151	456	3,349	12,258
Short-term investments	159,655	0	0	159,655

	$6,482,080	$160,191	$70,096	$6,572,175

   The amortized cost and estimated market values of fixed maturities at December 31, by expected maturity, are shown below. Expected maturities are derived from rates of prepayment that may differ from actual rates of prepayment.

1999	Amortized Cost	Estimated Market Values
Due in one year or less	$321,155	$320,601
Due after one year through five years	2,913,620	2,863,873
Due after five years through ten years	2,152,116	2,049,482
Due after ten years	1,130,960	1,041,651

	$6,517,851	$6,275,607

1998	Amortized Cost	Estimated Market Values
Due in one year or less	$705,859	$709,686
Due after one year through five years	3,255,973	3,325,078
Due after five years through ten years	1,655,055	1,690,581
Due after ten years	690,387	674,917

	$6,307,274	$6,400,262

   The approximate percentage distribution of Protective's fixed maturity investments by quality rating at December 31 is as follows:

Rating	1999	1998
AAA	37.5%	34.3%
AA	6.3	6.2
A	26.6	29.4
BBB	25.7	26.5
BB or less	3.8	3.5
Redeemable preferred stocks	0.1	0.1

	100.0%	100.0%

   At December 31, 1999 and 1998, Protective had bonds which were rated less than investment grade of $243.6 million and $222.9 million, respectively, having an amortized cost of $293.1 million and $252.0 million, respectively. At December 31, 1999, approximately $81.5 million of the bonds rated less than investment grade were securities issued in company-sponsored commercial mortgage loan securitizations. Approximately $910.4 million of bonds are not publicly traded.

   The change in unrealized gains (losses), net of income tax on fixed maturity and equity securities for the years ended December 31 is summarized as follows:

	1999	1998	1997
Fixed maturities	$(217,901)	$(21,705)	$72,741
Equity securities	973	4,605	(8,813)

    At December 31, 1999, all of Protective's mortgage loans were commercial loans of which 79% were retail, 8% were apartments, 6% were office buildings, and 6% were warehouses. Protective specializes in making mortgage loans on either credit-oriented or credit-anchored commercial properties, most of which are strip shopping centers in smaller towns and cities. No single tenant's leased space represents more than 5% of mortgage loans. Approximately 74% of the mortgage loans are on properties located in the following states listed in decreasing order of significance: Florida, Texas, Georgia, Tennessee, North Carolina, Virginia, Alabama, South Carolina, Washington, Kentucky, Ohio, and Mississippi.

   Many of the mortgage loans have call provisions after 3 to 10 years. Assuming the loans are called at their next call dates, approximately $109.6 million would become due in 2001, $408.8 million in 2002 to 2005, and $333.6 million in 2006 to 2010.

   At December 31, 1999, the average mortgage loan was approximately $2.0 million, and the weighted average interest rate was 7.8%. The largest single mortgage loan was $17.0 million.

   At December 31, 1999 and 1998, Protective's problem mortgage loans (over ninety days past due) and foreclosed properties totaled $22.9 million and $11.7 million, respectively. Since Protective's mortgage loans are collateralized by real estate, any assessment of impairment is based upon the estimated fair value of the real estate. Based on Protective's evaluation of its mortgage loan portfolio, Protective does not expect any material losses on its mortgage loans.

   Certain investments, principally real estate, with a carrying value of $36.3 million were non-income producing for the twelve months ended December 31, 1999.

   Policy loan interest rates generally range from 4.5% to 8.0%.

NOTE D — FEDERAL INCOME TAXES

    Protective's effective income tax rate varied from the maximum federal income tax rate as follows:

	1999	1998	1997
Statutory federal income tax rate applied to pretax income	35.0%	35.0%	35.0%
Dividends received deduction and tax-exempt interest	(0.1)	(0.1)	(0.2)
Low-income housing credit	(0.5)	(0.5)	(0.6)
Tax benefits arising from prior acquisitions and other adjustments	0.3	0.1	0.7
State income taxes	1.6	0.5

Effective income tax rate	36.3%	35.0%	34.9%

   The provision for federal income tax differs from amounts currently payable due to certain items reported for financial statement purposes in periods which differ from those in which they are reported for income tax purposes.

   Details of the deferred income tax provision for the years ended December 31 are as follows:

	1999	1998	1997
Deferred policy acquisition costs	$46,175	$60,746	$7,054
Benefit and other policy liability changes	(27,158)	(41,268)	(23,564)
Temporary differences of investment income	6,655	(3,491)	2,516
Other items	3	(1,062)	13

	$25,675	$14,925	$(13,981)

   The components of Protective's net deferred income tax liability as of December 31 were as follows:

	1999	1998
Deferred income tax assets:
Policy and policyholder liability reserves	$217,642	$190,328
Unrealized loss on investments	70,421
Other	2,088	2,091

	290,151	192,419

Deferred income tax liabilities:
Deferred policy acquisition costs	257,816	211,641
Unrealized gain on investments		32,513

	257,816	244,154

Net deferred income tax liability	$(32,335)	$51,735

   Under pre-1984 life insurance company income tax laws, a portion of Protective's gain from operations which was not subject to current income taxation was accumulated for income tax purposes in a memorandum account designated as Policyholders' Surplus. The aggregate accumulation in this account at December 31, 1999 was approximately $70.5 million. Should the accumulation in the Policyholders' Surplus account exceed certain stated maximums, or should distributions including cash dividends be made to PLC in excess of approximately $840.3 million, such excess would be subject to federal income taxes at rates then effective. Deferred income taxes have not been provided on amounts designated as Policyholders' Surplus. Under current income tax laws, Protective does not anticipate paying income tax on amounts in the Policyholders' Surplus accounts.

   Protective's income tax returns are included in the consolidated income tax returns of PLC. The allocation of income tax liabilities among affiliates is based upon separate income tax return calculations.

NOTE E — DEBT

    At December 31, 1999, PLC had borrowed $55.0 million at a rate of 6.7%. PLC had also borrowed $59.0 million at a rate of 6.6% under a term note that contains, among other provisions, requirements for maintaining certain financial ratios, and restrictions on indebtedness incurred by PLC's subsidiaries including Protective. Additionally, PLC, on a consolidated basis, cannot incur debt in excess of 50% of its total capital.

   Protective has arranged sources of credit to temporarily fund scheduled investment commitments. Protective expects that the rate received on its investments will equal or exceed its borrowing rate. Protective had no such temporary borrowings outstanding at December 31, 1999 and 1998. Also, Protective has a mortgage note on investment real estate amounting to approximately $2.3 million that matures in 2003.

   Included in indebtedness to related parties is a surplus debenture issued by Protective to PLC. At December 31, 1999, the balance of the surplus debenture was $14.0 million. The debenture matures in 2003.

   Protective routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly.

   Interest expense on borrowed money totaled $5.1 million, $8.3 million, and $4.3 million, in 1999, 1998, and 1997, respectively.

NOTE F — RECENT ACQUISITIONS

    In June 1997, Protective acquired West Coast Life Insurance Company ("West Coast"). In September 1997, Protective acquired the Western Diversified Group. In October 1997, Protective coinsured a block of credit policies.

   In October 1998 Protective coinsured a block of life insurance policies from Lincoln National Corporation. The policies represent the payroll deduction business originally marketed and underwritten by Aetna.

   In September 1999, Protective recaptured a block of credit life and disability policies which it had previously ceded.

   These transactions have been accounted for as purchases, and the results of the transactions have been included in the accompanying financial statements since their respective effective dates.

NOTE G — COMMITMENTS AND CONTINGENT LIABILITIES

    Under insurance guaranty fund laws, in most states, insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Protective does not believe such assessments will be materially different from amounts already provided for in the financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

   A number of civil jury verdicts have been returned against insurers in the jurisdictions in which Protective does business involving the insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. Increasingly these lawsuits have resulted in the award of substantial judgments against the insurer that are disproportionate to the actual damages, including material amounts of punitive damages. In some states including Alabama, (where Protective maintains its headquarters) juries have substantial discretion in awarding punitive and non-economic compensatory damages which creates the potential for unpredictable material adverse judgments in any given lawsuit. In addition, in some class action and other lawsuits involving insurers' sales practices, insurers have made material settlement payments. Protective and its subsidiaries, like other financial service companies, in the ordinary course of business, are involved in such litigation or alternatively in arbitration. Although the outcome of any litigation or arbitration cannot be predicted, Protective believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the financial position, results of operations, or liquidity of Protective.

NOTE H — SHARE-OWNER'S EQUITY AND RESTRICTIONS

    At December 31, 1999, approximately $736.0 million of consolidated share-owner's equity excluding net unrealized gains on investments, represented net assets of Protective and its subsidiaries that cannot be transferred to PLC. In general, dividends up to specified levels are considered ordinary and may be paid thirty days after written notice to the insurance commissioner of the state of domicile unless such commissioner objects to the dividend prior to the expiration of such period. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The maximum amount that would qualify as ordinary dividends to PLC by Protective in 2000 is estimated to be $175.5 million.

NOTE I — PREFERRED STOCK

    PLC owns all of the 2,000 shares of preferred stock issued by Protective's subsidiary, Protective Life and Annuity Insurance Company ("PL&A"). Prior to November 1998, the stock paid, when and if declared, annual minimum cumulative dividends of $50 per share, and noncumulative participating dividends to the extent PL&A's statutory earnings for the immediately preceding fiscal year exceeded $1 million. PL&A paid no preferred dividends during 1999. Dividends of $0.1 million were paid to PLC in 1998, and 1997. Effective November 3, 1998, PL&A's articles of incorporation were amended such that the provision for an annual minimum cumulative dividend was removed.

NOTE J — RELATED PARTY MATTERS

    On August 6, 1990, PLC announced that its Board of Directors approved the formation of an Employee Stock Ownership Plan ("ESOP"). On December 1, 1990, Protective transferred to the ESOP 520,000 shares of PLC's common stock held by it in exchange for a note. The outstanding balance of the note, $5.1 million at December 31, 1999, is accounted for as a reduction to share-owner's equity. The stock will be used to match employee contributions to PLC's existing 401(k) Plan. The ESOP shares are dividend paying. Dividends on the shares are used to pay the ESOP's note to Protective.

   Protective leases furnished office space and computers to affiliates. Lease revenues were $3.7 million in 1999, $3.0 million in 1998, and $3.1 million in 1997. Protective purchases data processing, legal, investment and management services from affiliates. The costs of such services were $69.2 million, $56.2 million, and $51.6 million in 1999, 1998, and 1997, respectively. Commissions paid to affiliated marketing organizations of $11.4 million, $8.4 million, and $5.2 million in 1999, 1998, and 1997, respectively, were included in deferred policy acquisition costs.

   Certain corporations with which PLC's directors were affiliated paid Protective premiums, policy fees, or deposits for various types of insurance and investment products. Such premiums, policy fees, and deposits amounted to $56.4 million, $28.6 million and $21.4 million in 1999, 1998, and 1997, respectively. Protective and/or PLC paid commissions, interest on debt and investment products, and fees to these same corporations totaling $16.9 million, $7.3 million and $5.4 million in 1999, 1998, and 1997, respectively.

   For a discussion of indebtedness to related parties, see Note E.

NOTE K — OPERATING SEGMENTS

    Protective operates seven divisions whose principal strategic focuses can be grouped into three general categories: Life Insurance, Specialty Insurance Products, and Retirement Savings and Investment Products. Each division has a senior officer of Protective responsible for its operations. A division is generally distinguished by products and/or channels of distribution. A brief description of each division follows.

Life Insurance

    Individual Life Division. The Individual Life Division markets level premium term and term-like insurance products, universal life, and variable universal life on a national basis primarily through networks of independent insurance agents.

   West Coast Division. The West Coast Division sells universal life and level premium term-like insurance products in the life insurance brokerage market and in the "bank owned life insurance" market.

   Acquisitions Division. The Acquisitions Division focuses on acquiring, converting, and servicing policies acquired from other companies. The Division's primary focus is on life insurance policies sold to individuals.

Specialty Insurance Products

    Dental and Consumer Benefits Division. The Division's primary focus is on indemnity and prepaid dental products. In 1997, the Division exited from the traditional group major medical business, fulfilling the Division's strategy to focus primarily on dental and related products.

   Financial Institutions Division. The Financial Institutions Division specializes in marketing credit life and disability insurance products through banks, consumer finance companies and automobile dealers. The Division also includes a small property casualty insurer that sells automobile service contracts.

Retirement Savings and Investment Products

    Stable Value Products Division. The Stable Value Products Division markets guaranteed investment contracts to 401(k) and other qualified retirement savings plans. The Division also offers related products, including fixed and floating rate funding agreements offered to the trustees of municipal bond proceeds, bank trust departments, and money market funds, and long-term annuity contracts offered to fund certain state obligations.

   Investment Products Division. The Investment Products Division manufactures, sells, and supports fixed and variable annuity products. These products are primarily sold through stockbrokers, but are also sold through financial institutions and the Individual Life Division's sales force.

Corporate and Other

    Protective has an additional business segment herein referred to as Corporate and Other. The Corporate and Other segment primarily consists of net investment income and expenses not attributable to the Divisions above (including net investment income on capital and interest on substantially all debt).

   Protective uses the same accounting policies and procedures to measure operating segment income and assets as it uses to measure its consolidated net income and assets. Operating segment income is generally income before income tax. Premiums and policy fees, other income, benefits and settlement expenses, and amortization of deferred policy acquisition costs are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Realized investment gains (losses) and other operating expenses are allocated to the segments in a manner which most appropriately reflects the operations of that segment. Unallocated realized investment gains (losses) are deemed not to be associated with any specific segment.

   Assets are allocated based on policy liabilities and deferred policy acquisition costs directly attributable to each segment.

   There are no significant intersegment transactions.

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

    Operating segment income and assets for the years ended December 31 are as follows:

	Life Insurance
Operating Segment Income	Individual Life	West Coast	Acquisitions
1999
Premiums and policy fees	$274,598	$87,226	$148,620
Reinsurance ceded	(182,092)	(64,019)	(33,754)

Net of reinsurance ceded	92,506	23,207	114,866
Net investment income	59,916	78,128	129,806
Realized investment gains (losses)
Other income	(2,250)	1,302	(9)

Total revenues	150,172	102,637	244,663

Benefits and settlement expenses	74,455	73,176	129,581
Amortization of deferred policy acquisition costs	23,434	6,047	19,444
Other operating expenses	20,850	(2,649)	31,178

Total benefits and expenses	118,739	76,574	180,203

Income before income tax	31,433	26,063	64,460
Income tax expense

Net income

1998
Premiums and policy fees	$228,701	$75,757	$125,329
Reinsurance ceded	(102,533)	(53,377)	(28,594)

Net of reinsurance ceded	126,168	22,380	96,735
Net investment income	55,779	63,492	112,154
Realized investment gains (losses)
Other income	70	6	1,713

Total revenues	182,017	85,878	210,602

Benefits and settlement expenses	106,308	54,617	112,051
Amortization of deferred policy acquisition costs	30,543	4,924	18,894
Other operating expenses	14,983	5,354	26,717

Total benefits and expenses	151,834	64,895	157,662

Income before income tax	30,183	20,983	52,940
Income tax expense

Net income

1997
Premiums and policy fees	$182,746	$41,290	$120,504
Reinsurance ceded	(55,266)	(27,168)	(17,869)

Net of reinsurance ceded	127,480	14,122	102,635
Net investment income	54,593	30,194	110,155
Realized investment gains (losses)
Other income	617		10

Total revenues	182,690	44,316	212,800

Benefits and settlement expenses	114,678	28,304	116,506
Amortization of deferred policy acquisition costs	27,354	961	16,606
Other operating expenses	18,178	6,849	23,016

Total benefits and expenses	160,210	36,114	156,128

Income before income tax	22,480	8,202	56,672
Income tax expense

Net income

Operating Segment Assets
1999
Investments and other assets	$1,205,968	$1,343,517	$1,553,954
Deferred policy acquisition costs	379,117	200,605	235,903

Total assets	$1,585,085	$1,544,122	$1,789,857

Operating Segment Assets
1998
Investments and other assets	$1,076,202	$1,149,642	$1,600,123
Deferred policy acquisition costs	301,941	144,455	255,347

Total assets	$1,378,143	$1,294,097	$1,855,470

1997
Investments and other assets	$960,316	$910,030	$1,401,294
Deferred policy acquisition costs	252,321	108,126	138,052

Total assets	$1,212,637	$1,018,156	$1,539,346

(1)Adjustments represent the inclusion of unallocated realized investment gains (losses) and the recognition of income tax expense. There are no asset adjustments.

	Specialty Insurance Products		Retirement Savings and Investment Products
Operating Segment Income	Dental and Consumer Benefits	Financial Institutions	Stable Value Products	Investment Products	Corporate and Other	Adjustments(1)	Total Consolidated
1999
Premiums and policy fees	$317,360	$284,891		$24,248	$313		$1,137,256
Reinsurance ceded	(81,240)	(176,928)					(538,033)

Net of reinsurance ceded	236,120	107,963		24,248	313		599,223
Net investment income	14,915	24,121	$210,208	106,599	(462)		623,231
Realized investment gains (losses)			(549)	1,446		$3,863	4,760
Other income	6,277	15,831		2,146	3,805		27,102

Total revenues	257,312	147,915	209,659	134,439	3,656		1,254,316

Benefits and settlement expenses	172,166	55,899	175,290	88,642	2,318		771,527
Amortization of deferred policy acquisition costs	10,705	24,718	744	19,820	1		104,913
Other operating expenses	56,396	44,728	4,709	14,617	6,610		176,439

Total benefits and expenses	239,267	125,345	180,743	123,079	8,929		1,052,879

Income before income tax	18,045	22,570	28,916	11,360	(5,273)		201,437
Income tax expense						73,179	73,179

Net income							$128,258

1998
Premiums and policy fees	$277,316	$301,230		$18,809	$198		$1,027,340
Reinsurance ceded	(85,753)	(188,958)					(459,215)

Net of reinsurance ceded	191,563	112,272		18,809	198		568,125
Net investment income	15,245	25,068	$213,136	105,827	13,094		603,795
Realized investment gains (losses)			1,609	1,318		$(791)	2,136
Other income	4,295	10,302		1,799	2,016		20,201

Total revenues	211,103	147,642	214,745	127,753	15,308		1,194,257

Benefits and settlement expenses	140,632	52,629	178,745	85,045	469		730,496
Amortization of deferred policy acquisition costs	10,352	28,526	735	17,213	1		111,188
Other operating expenses	49,913	48,837	2,876	14,428	9,120		172,228

Total benefits and expenses	200,897	129,992	182,356	116,686	9,590		1,013,912

Income before income tax	10,206	17,650	32,389	11,067	5,718		180,345
Income tax expense						63,162	63,162

Net income							$117,183

1997
Premiums and policy fees	$260,590	$196,694		$12,367	$229		$814,420
Reinsurance ceded	(109,480)	(124,431)					(334,214)

Net of reinsurance ceded	151,110	72,263		12,367	229		480,206
Net investment income	23,810	16,341	$211,915	105,196	5,284		557,488
Realized investment gains (losses)			(3,180)	589		$4,415	1,824
Other income	1,278	3,033		(192)	1,403		6,149

Total revenues	176,198	91,637	208,735	117,960	6,916		1,045,667

Benefits and settlement expenses	110,148	27,643	179,235	82,019	339		658,872
Amortization of deferred policy acquisition costs	15,711	30,812	618	15,110	3		107,175
Other operating expenses	38,572	20,165	3,945	12,312	6,833		129,870

Total benefits and expenses	164,431	78,620	183,798	109,441	7,175		895,917

Income before income tax	11,767	13,017	24,937	8,519	(259)		149,750
Income tax expense						52,302	52,302

Net income							$97,448

Operating Segment Assets
1999
Investments and other assets	$197,673	$727,857	$2,766,178	$3,355,863	$418,609		$11,569,619
Deferred policy acquisition costs	25,819	51,339	1,156	117,577	8		1,011,524

Total assets	$223,492	$779,196	$2,767,334	$3,473,440	$418,617		$12,581,143

Operating Segment Assets
1998
Investments and other assets	$197,337	$645,909	$2,869,304	$2,542,536	$700,417		$10,781,470
Deferred policy acquisition costs	23,836	39,212	1,448	75,177	9		841,425

Total assets	$221,173	$685,121	$2,870,752	$2,617,713	$700,426		$11,622,895

1997
Investments and other assets	$208,071	$536,058	$2,887,732	$2,313,279	$525,896		$9,742,676
Deferred policy acquisition costs	22,459	52,836	1,785	56,074	952		632,605

Total assets	$230,530	$588,894	$2,889,517	$2,369,353	$526,848		$10,375,281

(1)Adjustments represent the inclusion of unallocated realized investment gains (losses) and the recognition of income tax expense. There are no asset adjustments.

NOTE L — EMPLOYEE BENEFIT PLANS

    PLC has a defined benefit pension plan covering substantially all of its employees. The plan is not separable by affiliates participating in the plan. However, approximately 81% of the participants in the plan are employees of Protective. The benefits are based on years of service and the employee's highest thirty-six consecutive months of compensation. PLC's funding policy is to contribute amounts to the plan sufficient to meet the minimum finding requirements of ERISA plus such additional amounts as PLC may determine to be appropriate from time to time. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.

   The actuarial present value of benefit obligations and the funded status of the plan taken as a whole at December 31 are as follows:

	1999	1998
Projected benefit obligation, beginning of the year	$36,547	$30,612
Service cost - benefits earned during the year	3,270	2,585
Interest cost - on projected benefit obligation	2,779	2,203
Actuarial gain (loss)	(5,729)	2,115
Plan amendment	32	160
Benefits paid	(369)	(1,128)

Projected benefit obligation, end of the year	36,530	36,547

Fair value of plan assets beginning of the year	$25,147	$21,763
Actual return on plan assets	2,594	1,689
Employer contribution	7,048	2,823
Benefits paid	(369)	(1,128)

Fair value of plan assets end of the year	$34,420	25,147

Plan assets less than the projected benefit obligation	$(2,110)	$(11,400)
Unrecognized net actuarial loss from past experience different from that assumed	2,601	9,069
Unrecognized prior service cost	569	652
Unrecognized net transition asset	(17)	(34)

Net pension liability recognized in balance sheet	$1,043	$(1,713)

   Net pension cost of the defined benefit pension plan includes the following components for the years ended December 31:

	1999	1998	1997
Service cost	$3,270	$2,585	$2,112
Interest cost	2,779	2,203	2,036
Expected return on plan assets	(2,348)	(1,950)	(1,793)
Amortization of prior service cost	115	112	100
Amortization of transition asset	(17)	(17)	(17)
Recognized net actuarial loss	494	305	152

Net pension cost	$4,293	$3,238	$2,590

   Protective's share of the net pension cost was $3.6 million, $2.6 million, and $1.8 million, in 1999, 1998, and 1997, respectively.

   Assumptions used to determine the benefit obligations as of December 31 were as follows:

	1999	1998	1997
Weighted average discount rate	8.00%	6.75%	7.25%
Rates of increase in compensation level	5.75%	4.75%	5.25%
Expected long-term rate of return on assets	8.50%	8.50%	8.50%

   Assets of the pension plan are included in the general assets of Protective. Until recently, upon retirement, the amount of pension plan assets vested in the retiree were used to purchase a single premium annuity from Protective in the retiree's name. Therefore, amounts presented above as plan assets exclude assets relating to retirees. Beginning July 1, 1999, retiree obligations are being fulfilled from pension plan assets.

   PLC also sponsors an unfunded excess benefits plan, which is a nonqualified plan that provides defined pension benefits in excess of limits imposed by federal income tax law. At December 31, 1999 and 1998, the projected benefit obligation of this plan totaled $13.1 million and $11.7 million, respectively, of which $8.3 million and $7.8 million, respectively, have been recognized in PLC's financial statements.

   Net pension cost of the excess benefits plan includes the following components for the years ended December 31:

	1999	1998	1997
Service cost	$695	$611	$544
Interest cost	887	722	651
Plan amendment			351
Amortization of prior service cost	113	112	112
Amortization of transition asset	37	37	37
Recognized net actuarial loss	265	173	180

Net pension cost	$1,997	$1,655	$1,875

   In addition to pension benefits, PLC provides limited healthcare benefits to eligible retired employees until age 65. The postretirement benefit is provided by an unfunded plan. At December 31, 1999 and 1998, the liability for such benefits totaled $1.2 million. The expense recorded by PLC was $0.1 million in 1999, 1998 and 1997. PLC's obligation is not materially affected by a 1% change in the healthcare cost trend assumptions used in the calculation of the obligation.

   Life insurance benefits for retirees are provided through the purchase of life insurance policies upon retirement equal to the employees' annual compensation up to a maximum of $75,000. This plan is partially funded at a maximum of $50,000 face amount of insurance.

   PLC sponsors a defined contribution plan which covers substantially all employees. Employee contributions are made on a before-tax basis as provided by Section 401(k) of the Internal Revenue Code. PLC established an Employee Stock Ownership Plan ("ESOP") to match voluntary employee contributions to PLC's 401(k) Plan. In 1994, a stock bonus was added to the 401(k) Plan for employees who are not otherwise under a bonus plan. Expense related to the ESOP consists of the cost of the shares allocated to participating employees plus the interest expense on the ESOP's note payable to Protective less dividends on shares held by the ESOP. At December 31, 1999, PLC had committed up to 120,812 shares to be released to fund employee benefits. The expense recorded by PLC for these employee benefits was less than $0.1 million in 1999, 1998, and 1997.

   PLC sponsors a deferred compensation plan for certain directors, officers, agents, and others. Compensation deferred is credited to the participants in cash, PLC Common Stock, or as a combination thereof.

NOTE M — STOCK BASED COMPENSATION

    Certain Protective employees participate in PLC's Long-Term Incentive Plan (previously known as the Performance Share Plan) and receive stock appreciation rights (SARs) from PLC.

   Since 1973 PLC has had a Long-Term Incentive Plan (previously known as the Performance Share Plan) to motivate senior management to focus on PLC's long-range earnings performance through the awarding of performance shares. The criterion for payment of performance share awards is based upon a comparison of PLC's average return on average equity and total rate of return over a four year award period (earlier upon the death, disability or retirement of the executive, or in certain circumstances, of a change in control of PLC) to that of a comparison group of publicly held life and multiline insurance companies. If PLC's results are below the median of the comparison group, no portion of the award is earned. If PLC's results are at or above the 90th percentile, the award maximum is earned. Under the plan approved by share owners in 1992 and 1997, up to 6,400,000 shares may be issued in payment of awards. The number of shares granted in 1999, 1998, and 1997 were 99,380, 71,340 and 98,780, respectively, having an approximate market value on the grant date of $3.4 million, $2.3 million, and $2.0 million, respectively. At December 31, 1999, outstanding awards measured at target and maximum payouts were 424,960 and 571,396 shares, respectively. The expense recorded by PLC for the Long-Term Incentive Plan was $3.4 million, $2.7 million, and $2.7 million in 1999, 1998, and 1997, respectively.

   During 1996, stock appreciation rights (SARs) were granted to certain executives of PLC to provide long-term incentive compensation based on the performance of PLC's Common Stock. Under this arrangement PLC will pay (in shares of PLC Common Stock) an amount equal to the difference between the specified base price of PLC's Common Stock and the market value at the exercise date. The SARs are exercisable after five years (earlier upon the death, disability or retirement of the executive, or in certain circumstances, of a change in control of PLC) and expire in 2006 or upon termination of employment. The number of SARs granted during 1996 and outstanding at December 31, 1999 was 675,000. The SARs have a base price of $17.4375 per share of PLC Common Stock (the market price on the grant date was $17.50 per share). The estimated fair value of the SARs on the grant date was $3.0 million. This estimate was derived using the Roll-Geske variation of the Black-Sholes option pricing model. Assumptions used in the pricing model are as follows: expected volatility rate of 15% (approximately equal to that of the S & P Life Insurance Index), a risk free interest rate of 6.35%, a dividend yield rate of 1.97%, and an expected exercise date of August 15, 2002. The expense recorded by PLC for the SARs was $0.6 million in 1999, 1998 and 1997.

NOTE N — REINSURANCE

    Protective assumes risks from, and reinsures certain of its risks with other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Yearly renewable term and coinsurance agreements are accounted for by passing a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate part of the premiums less commissions and is liable for a corresponding part of all benefit payments. Modified coinsurance is accounted for similarly to coinsurance except that the liability for future policy benefits is held by the original company, and settlements are made on a net basis between the companies. A substantial portion of Protective's new life insurance and credit insurance sales are being reinsured. Protective reviews the financial condition of its reinsurers and monitors the amount of reinsurance it has with its reinsurers.

   Protective has reinsured approximately $93.5 billion, $64.8 billion, and $34.1 billion in face amount of life insurance risks with other insurers representing $364.7 million, $294.4 million, and $147.2 million of premium income for 1999, 1998, and 1997, respectively. Protective has also reinsured accident and health risks representing $172.8 million, $164.8 million, and $187.7 million of premium income for 1999, 1998, and 1997, respectively. In 1999 and 1998, policy and claim reserves relating to insurance ceded of $739.3 million and $658.7 million respectively are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, obligation to pay such claim would remain with Protective. At December 31, 1999 and 1998, Protective had paid $46.8 million and $22.8 million, respectively, of ceded benefits which are recoverable from reinsurers. In addition, at December 31, 1999, Protective had receivables of $74.0 million related to insurance assumed.

NOTE O — ESTIMATED FAIR VALUES OF FINANCIAL INSTRUMENTS

    The carrying amount and estimated fair values of Protective's financial instruments at December 31 are as follows:

	1999		1998
	Carrying Amount	Estimated Fair Values	Carrying Amount	Estimated Fair Values
Assets (see Notes A and C):
Investments:
Fixed maturities	$6,275,607	$6,275,607	$6,400,262	$6,400,262
Equity securities	30,696	30,696	12,258	12,258
Mortgage loans on real estate	1,946,690	1,909,026	1,623,603	1,774,379
Short-term investments	81,171	81,171	159,655	159,655
Liabilities (see Notes A and E):
Guaranteed investment contract deposits	2,680,009	2,649,616	2,691,697	2,751,007
Annuity deposits	1,639,231	1,598,993	1,519,820	1,513,148
Notes payable	2,338	2,338	2,363	2,363
Other (see Note A):
Derivative Financial Instruments	5,273	3,564	986	6,426

   Except as noted below, fair values were estimated using quoted market prices. Protective estimates the fair value of its mortgage loans using discounted cash flows from the next call date. Protective believes the fair value of its short-term investments and notes payable to banks approximates book value due to either being short-term or having a variable rate of interest. Protective estimates the fair value of its guaranteed investment contracts and annuities using discounted cash flows and surrender values, respectively. Protective believes it is not practicable to determine the fair value of its policy loans since there is no stated maturity, and policy loans are often repaid by reductions to policy benefits.

   Protective estimates the fair value of its derivative financial instruments using market quotes or derivative pricing models. The fair value represents the net amount of cash Protective would have received (or paid) had the contracts been terminated on December 31.

NOTE P — SUBSEQUENT EVENT

    On January 20, 2000, Protective acquired the Lyndon Insurance Group ("Lyndon"). Lyndon manufactures and markets a variety of specialty insurance products including credit insurance, and vehicle and marine service agreements.

SCHEDULE III — SUPPLEMENTARY INSURANCE INFORMATION
PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(in thousands)

COL. A	COL. B	COL. C	COL. D	COL. E	COL. F	COL. G	COL. H	COL. I	COL. J
Segment	Deferred Policy Acquisition Costs	Future Policy Benefits and Claims	Unearned Premiums	Stable Value and Annuity Deposits and Other Policyholders' Funds	Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisition Costs	Other Operating Expenses(1)
Year Ended
December 31, 1999:
Life Insurance
Individual Life	$379,117	$1,210,188	$338	$17,159	$92,506	$59,916	$74,455	$23,434	$20,851
West Coast	200,605	1,279,554	0	74,831	23,208	78,126	73,176	6,047	(2,649)
Acquisitions	235,903	1,374,445	558	260,267	114,866	129,806	129,581	19,444	31,178
Specialty Insurance Products
Dental and Consumer Benefits	25,819	126,592	2,994	74,204	236,120	14,915	172,165	10,705	56,396
Financial Institutions	51,339	150,888	503,735	9,044	107,962	24,122	55,899	24,718	44,728
Retirement Savings and Investment Products
Stable Value Products	1,156	167,415	0	2,680,009	0	210,209	175,291	744	4,708
Investment Products	117,577	254,492	0	1,320,453	24,248	106,599	88,642	19,820	14,617
Corporate and Other	8	2,852	34	88	313	(462)	2,318	1	6,610

TOTAL	$1,011,524	$4,566,426	$507,659	$4,436,055	$599,223	$623,231	$771,527	$104,913	$176,439

Year Ended
December 31, 1998:
Life Insurance
Individual Life	$301,941	$1,054,253	$355	$10,802	$126,168	$55,779	$106,308	$30,543	$14,983
West Coast	144,455	1,006,280	0	77,254	22,380	63,492	54,617	4,924	5,354
Acquisitions	255,347	1,383,759	553	233,846	96,735	112,154	112,051	18,894	26,717
Specialty Insurance Products
Dental and Consumer Benefits	23,836	111,916	3,341	78,224	191,563	15,245	140,632	10,352	49,913
Financial Institutions	39,212	215,451	385,006	105,434	112,272	25,068	52,629	28,526	48,837
Retirement Savings and Investment Products
Stable Value Contracts	1,448	172,674	0	2,691,697	0	213,136	178,745	735	2,876
Investment Products	75,177	194,726	0	1,233,528	18,809	105,827	85,045	17,213	14,428
Corporate and Other	9	944	39	88	198	13,094	469	1	9,120

TOTAL	$841,425	$4,140,003	$389,294	$4,430,873	$568,125	$603,795	$730,496	$111,188	$172,228

Year Ended
December 31, 1997:
Life Insurance
Individual Life	$252,321	$920,924	$356	$16,334	$127,480	$54,593	$114,678	$27,354	$18,178
West Coast	108,126	739,463	0	95,495	14,122	30,194	28,304	961	6,849
Acquisitions	138,052	1,025,340	1,437	311,150	102,635	110,155	116,506	16,606	23,016
Specialty Insurance Products
Dental and Consumer Benefits	22,459	120,925	2,536	80,654	151,110	23,810	110,148	15,711	38,572
Financial Institutions	52,836	159,422	391,085	6,791	72,263	16,341	27,643	30,812	20,165
Retirement Savings and Investment Products
Stable Value Products	1,785	180,690	0	2,684,676	0	211,915	179,235	618	3,945
Investment Products	56,074	177,150	0	1,184,268	12,367	105,196	82,019	15,110	12,312
Corporate and Other	952	380	1,282	185	229	5,284	339	3	6,833

TOTAL	$632,605	$3,324,294	$396,696	$4,379,553	$480,206	$557,488	$658,872	$107,175	$129,870

(1)	Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

S-1

SCHEDULE IV — REINSURANCE
PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(Dollars in thousands)

COL. A	COL. B	COL. C	COL. D	COL. E	COL. F
	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year Ended December 31,1999:
Life insurance in force	$120,577,512	$92,566,755	$9,239,074	$37,249,831	24.8%

Premiums and policy fees:
Life insurance	$540,430	$364,680	$131,855	$307,605	42.9%
Accident and health insurance	403,491	172,852	27,266	257,905	10.6%
Property and liability insurance	34,104	501	110	33,713	0.3%

TOTAL	$978,025	$538,033	$159,231	$599,223

Year Ended December 31,1998:
Life insurance in force	$91,980,657	$64,846,246	$18,010,434	$45,144,845	39.9%

Premiums and policy fees:
Life insurance	$537,002	$294,363	$87,965	$330,604	26.6%
Accident and health insurance	361,705	164,852	14,279	211,132	6.8%
Property and liability insurance	26,389			26,389	0.0%

TOTAL	$925,096	$459,215	$102,244	$568,125

Year Ended December 31,1997:
Life insurance in force	$78,240,282	$34,139,554	$11,013,202	$55,113,930	20.0%

Premiums and policy fees:
Life insurance	$387,108	$147,184	$74,738	$314,662	23.8%
Accident and health insurance	336,575	187,539	10,510	159,546	6.7%
Property and liability insurance	6,139	176	35	5,998	0.6%

TOTAL	$729,822	$334,899	$85,283	$480,206

S-2

PART C

OTHER INFORMATION

Item 24.  Financial Statements and Exhibits.

(a) Financial Statements:

    All required financial statements are included in Part A and Part B of this Registration Statement.

(b) Exhibits:

1.	Resolution of the Board of Directors of Protective Life Insurance Company authorizing establishment of the Protective Life Variable Annuity Separate Account**
2.	Not applicable
3.	(a) Form of Underwriting Agreement among Protective Life Insurance Company, Investment Distributors, Inc. and the Protective Life Variable Annuity Separate Account**
(b) Form of Distribution Agreement between Investment Distributors, Inc. and broker/dealers**
4.	(a) Form of Individual Flexible Premium Deferred Variable and Fixed Annuity Contract*
(b) Endorsement**
(c) Qualified Retirement Plan Endorsement**
(d) Individual Retirement Annuity Endorsement**
(e) Tax Sheltered Annuity Endorsement**
(f) ERISA Tax Sheltered Annuity Endorsement**
(g) Section 457 Deferred Compensation Plan Endorsement**
(h) Death Benefit Endorsement (96)***
(i) Tax Sheltered Annuity Endorsement (96)***
(j) Variable Settlement Option Endorsement†
(k) Terminal Illness/Nursing Home Waivers Endorsement—Texas
(l) Additional Death Benefit Endorsement
(m) Terminal Illness/Nursing Home Waiver Endorsement—Kansas
5.	Form of Contract Applications**
6.	(a) Charter of Protective Life Insurance Company.*
(b) By-Laws of Protective Life Insurance Company.*
7.	Not applicable
8.	(a) Participation/Distribution Agreement (Protective Investment Company)**
(b) Participation Agreement (Oppenheimer Variable Account Funds)****
(c) Participation Agreement (MFS Variable Insurance Trust)****
(d) Participation Agreement (Calvert Group, formerly Acacia Capital Corporation)****
(e) Participation Agreement (Van Eck Worldwide Insurance Trust)††
(f) Participation Agreement (Van Kampen Asset Management, Inc.)
9.	Opinion and Consent of Steve M. Callaway, Esq.
10.	(a) Consent of Sutherland, Asbill & Brennan, LLP

(b) Consent of PricewaterhouseCoopers LLP
11.	No financial statements will be omitted from Item 23
12.	Not applicable
13.	Not applicable
14.	Powers of Attorney

*
Incorporated herein by reference to the initial filing of the Form N-4 Registration Statement (File No. 33-70984) filed with the Commission on October 28, 1993.

**
Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 33-70984) filed with the Commission on February 23, 1994.

***
Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form N-4 Registration Statement (File No. 33-70984) filed with the Commission on April 8, 1996.

****
Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 33-70984) filed with the Commission on April 30, 1997.

†
Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-4 Registration Statement (File No. 33-70984) filed with the Commission on April 29, 1998.

††
Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-60149) filed with the Commission on October 26, 1998.

Item 25.  Directors and Officers of Depositor.

Name and Principal Business Address	Position and Offices with Depositor
Drayton Nabers, Jr.	Chairman of the Board, and Director
John D. Johns	President, and Director
R. Stephen Briggs	Executive Vice President, and Director
Carolyn King	Senior Vice President, Investment Products, and Director
Deborah J. Long	Senior Vice President, General Counsel, Secretary, and Director
Jim E. Massengale	Executive Vice President, Acquisitions, and Director
Steven A. Schultz	Senior Vice President, Financial Institutions, and Director
Wayne E. Stuenkel	Senior Vice President and Chief Actuary, and Director
A.S. Williams, III	Executive Vice President, Investments, Treasurer, and Director
Judy Wilson	Senior Vice President, Stable Value Products
T. Davis Keyes	Director
J. Russell Bailey, Jr.	Vice President, Dental and Consumer Benefits
Michael B. Ballard	Vice President, Individual Life Marketing
Harvey S. Benjamin	Vice President, Investment Products Operations
Danny L. Bentley	Senior Vice President, Dental and Consumer Benefits, and Director
Richard J. Bielen	Senior Vice President, Investments, and Director
Larry J. Adams	Vice President, PPGA Sales

D. Wayne Hall	Vice President, Acquisition Administration
Chris T. Calos	Vice President, Marketing, Dental and Consumer Benefits
Tim W. Carney	Vice President, MGMD Dental Sales
Jerry W. DeFoor	Vice President and Controller
John B. Deremo	Vice President, Individual Life Sales
Brent E. Fritz	Vice President, Individual Life Product Development
Kevin B. Borie	Vice President and Actuary, Investment Products
Bruce W. Gordon	Vice President, Marketing, Individual Life
James T. Helton III	Vice President and Actuary, Dental and Consumer Benefits
Charles (T.O.) McDowell	Vice President, PPGA Sales
William L. McMullen, Jr.	Vice President, Customer Service, Financial Institutions
Lawrence G. Merrill	Vice President, Investment Products Marketing
Charles Misasi	Vice President, Network Plans
Edmund P. Perry	Vice President, Individual Life Sales
Carl E. Price	Vice President, Direct Marketing, Dental and Consumer Benefits
Charles M. Prior	Vice President, Investments
T. Michael Presley	Vice President and Actuary, Financial Institutions
John Sawyer	Vice President, Equity Marketing, Individual Life
David C. Stevens	Vice President, Operations, Dental and Consumer Benefits
James M. Styne	Vice President, Financial Institutions
Carl S. Thigpen	Vice President, Investments and Assistant Secretary
Alan E. Watson	Vice President, Individual Life Sales
Thomas W. Willingham	Vice President, Individual Life Operations and Assistant Secretary
Banks M. Wood	Vice President, Sales and Marketing, Financial Institutions

*
Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 26.  Persons Controlled by or Under Common Control With the Depositor and Registrant

    The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by Protective Life Corporation. Protective Life Corporation is described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by Protective Life Corporation may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of Protective Life Corporation for the fiscal year ended December 31, 1999 (File No. 1-12332) filed with the Commission on March 28, 2000.

Item 27.  Number of Contractowners.

    As of the date of this filing, there were 34,178 contract owners of individual flexible premium deferred variable and fixed annuity contracts offered by Registrant.

Item 28.  Indemnification of Directors and Officers.

    Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life's directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

    In addition, the executive officers and directors are insured by PLC's Directors' and Officers' Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriter.

    (a) Investment Distributors, Inc. ("IDI") is the principal underwriter of the Contracts as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the Fund and for the Protective Life Variable Separate Account.

    (b) The following information is furnished with respect to the officers and directors of Investment Distributors, Inc.

Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
Briggs, Robert Stephen	President, Chief Executive Officer, and Director	Executive Vice President Director
A.S. Williams, III	Vice President	Executive Vice President, Investments, Treasurer, Director
Ballard, Michael B.	Director	Vice President, Individual Life Marketing
Merrill, Lawrence G.	Director	Vice President, Investment Products Marketing
King, Carolyn	Secretary, Compliance Officer	Chief Senior Vice President, Investment Products and Director
Callaway, Steve M.	Director	None
Janet Summey	Assistant Secretary	Assistant Vice President, Investment Products
Bonnie Miller	Assistant Secretary	Assistant Vice President, Investment Products
Beth Zaiontz	Assistant Secretary	None
Joseph Gilmer	Financial Operations Principal	None

*
Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama, 35223.

Item 30.  Location of Accounts and Records.

    All accounts and records required to be maintained by Section 31(c) of the Investment Company Act of 1940 and the rules thereunder are maintained by Protective Life Insurance Company at 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 31.  Management Services.

    All management contracts are discussed in Part A or Part B.

Item 32.  Undertakings.

    (a) Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payments under the variable annuity contracts may be accepted.

    (b) Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information; and

    (c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

    (d) The Company represents that in connection with its offering of the Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

    (e) Protective Life hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Protective Life.

SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirement of Securities Act Rule 485(b) for effectiveness of this registration statement and has duly caused the amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama on April 19, 2000.

PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT
By:	/s/ JOHN D. JOHNS John D. Johns, President Protective Life Insurance Company

PROTECTIVE LIFE INSURANCE COMPANY
By:	/s/ JOHN D. JOHNS John D. Johns, President Protective Life Insurance Company

    As required by the Securities Act of 1933, the amendment to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

* Drayton Nabers, Jr.	Chairman of the Board (Principal Executive Officer)	April 19, 2000
/s/ JOHN D. JOHNS John D. Johns	President (Principal Financial Officer)	April 19, 2000
* Jerry Defoor	Vice President, Controller, and Chief Accounting Officer (Principal Accounting Officer)	April 19, 2000
* Drayton Nabers, Jr.	Director	April 19, 2000
/s/ JOHN D. JOHNS John D. Johns	Director
April 19, 2000

* R. Stephen Briggs	Director	April 19, 2000
* Jim E. Massengale	Director	April 19, 2000
* Wayne E. Stuenkel	Director	April 19, 2000
* A.S. Williams III	Director	April 19, 2000
* Steven A. Schultz	Director	April 19, 2000
* Deborah J. Long	Director	April 19, 2000
* Carolyn King	Director	April 19, 2000
* Richard J. Bielen	Director	April 19, 2000
* Danny L. Bentley	Director	April 19, 2000
* T. Davis Keyes	Director	April 19, 2000
*By:	/s/ STEVE CALLAWAY Steve Callaway Attorney-in-fact

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PART A INFORMATION REQUIRED TO BE IN THE PROSPECTUS
DEFINITIONS
EXPENSES
SUMMARY
CONDENSED FINANCIAL INFORMATION
THE COMPANY, VARIABLE ACCOUNT AND FUNDS
DESCRIPTION OF THE CONTRACT
THE GUARANTEED ACCOUNT
DEATH BENEFIT
SUSPENSION OR DELAY IN PAYMENTS
CHARGES AND DEDUCTIONS
ANNUITIZATION
YIELDS AND TOTAL RETURNS
FEDERAL TAX MATTERS
TAXATION OF ANNUITIES IN GENERAL
QUALIFIED RETIREMENT PLANS
FEDERAL INCOME TAX WITHHOLDING
GENERAL MATTERS
DISTRIBUTION OF THE CONTRACTS
YEAR 2000 COMPUTER COMPLIANCE ISSUES
IMSA
LEGAL PROCEEDINGS
VOTING RIGHTS
FINANCIAL STATEMENTS
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
APPENDIX A
APPENDIX B MATTERS RELATING TO CONTRACTS OFFERED PRIOR TO MAY 1, 1996
APPENDIX C MATTERS RELATING TO CONTRACTS OFFERED PRIOR TO MAY 1, 1999
STATEMENT OF ADDITIONAL INFORMATION
CALCULATION OF YIELDS AND TOTAL RETURNS
SAFEKEEPING OF ACCOUNT ASSETS
STATE REGULATION
RECORDS AND REPORTS
LEGAL MATTERS
EXPERTS
OTHER INFORMATION
FINANCIAL STATEMENTS
INDEX TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT ACCOUNTANTS
REPORT OF INDEPENDENT ACCOUNTANTS
CONSOLIDATED STATEMENTS OF INCOME (Dollars in thousands)
CONSOLIDATED BALANCE SHEETS (Dollars in thousands, except per share amounts)
CONSOLIDATED STATEMENTS OF SHARE-OWNER'S EQUITY (Dollars in thousands, except per share amounts)
CONSOLIDATED STATEMENTS OF CASH FLOWS (Dollars in thousands)
SCHEDULE III — SUPPLEMENTARY INSURANCE INFORMATION PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES (in thousands)
SCHEDULE IV — REINSURANCE PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES (Dollars in thousands)
SIGNATURES